                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-5188
                                   ---------------------------------------------

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          12-31
                          ------------------------------------------------------

Date of reporting period:         06-30-07
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report               June 30, 2007

[photo of summer]

VP Balanced Fund

[american century investments logo and type logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Market Returns. . . . . . . . . . . . . . . . . . . . . . . . .      2

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve
(the Fed) held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

BONDS POSTED MODEST GAINS

The U.S. bond market also generated positive results during the reporting period, though gains were considerably more modest than in the stock market.
Bonds gained despite rising interest rates late in the period as improving economic conditions and lingering inflation concerns -- driven by a 16%
increase in the price of oil -- ended the market's expectations of a Fed interest rate cut before year's end.

Although the Treasury yield curve remained relatively flat -- meaning yields were at approximately the same absolute level across the maturity spectrum --
longer-term yields rose more than short-term yields. The two-year Treasury note yield rose from 4.82% to 4.87%, while the 10-year Treasury note yield increased from 4.71% to 5.03%.

U.S. Market Returns
For the six months ended June 30, 2007*

STOCK INDICES
Russell 1000 Index (large-cap)        7.18%
Russell Midcap Index                  9.90%
Russell 2000 Index (small-cap)        6.45%

LEHMAN BROTHERS BOND INDICES
Aggregate (broad bond market)         0.98%
Agency                                1.31%
Fixed-Rate Mortgage-Backed            1.05%
Treasury                              1.01%
Corporate (investment-grade)          0.71%

*Total returns for periods less than one yar are not annualized.

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2

PERFORMANCE
VP Balanced

Total Returns as of June 30, 2007
                                               Average Annual Returns
                       6                             10         Since     Inception
                       months(1)   1 year   5 years   years   Inception      Date

CLASS I                  4.22%     12.75%    8.66%    6.10%     7.90%       5/1/91

BLENDED INDEX(2)         4.55%     14.65%    8.42%    7.02%    9.67%(3)       --

S&P 500 INDEX(4)         6.96%     20.59%   10.71%    7.13%   11.17%(3)       --

CITIGROUP
US BROAD
INVESTMENT-GRADE
BOND INDEX               0.89%      6.08%    4.55%    6.04%    6.85%(3)       --

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions pages.

(3) Since 4/30/91, the date nearest Class I's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Balanced

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
                 1998     1999     2000     2001      2002     2003     2004     2005    2006     2007

Class I         21.61%    5.39%   7.00%    -5.41%    -7.95%    5.71%   11.98%   8.43%    4.67%   12.75%

Blended index   22.23%   15.19%   6.41%    -4.77%    -7.81%    4.89%   11.38%   6.70%    4.83%   14.65%

S&P 500 Index   30.16%   22.76%   7.25%   -14.83%   -17.99%    0.25%   19.11%   6.32%    8.63%   20.59%

Citigroup US
Broad
Investment-Grade
Bond Index      10.59%    3.12%   4.51%    11.26%    8.49%    10.53%    0.37%   7.00%   -0.81%    6.08%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Balanced

Equity Portfolio Managers: Bill Martin, Tom Vaiana, Fei Zou

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Jim Keegan, Jeff
Houston, Hando Aguilar, Brian Howell, John Walsh, Dan Schiffman

PERFORMANCE SUMMARY

VP Balanced returned 4.22%* in the first half of 2007, compared with the 4.55%
return of its benchmark (a blended index consisting of 60% S&P 500 Index and
40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

Returns for both the fund and the benchmark were driven by solid gains for stocks and modest returns for bonds. Both the equity and fixed-income components narrowly trailed their respective portions of the benchmark. (It's worth noting that the fund's results reflect operating expenses, while the benchmark's return does not.)

STOCK PORTION UNDERPERFORMED

The performance of VP Balanced's stock component fell just short of the S&P
500's return during the reporting period.

This underperformance was driven almost entirely by stock selection in the information technology sector, most notably among computer and peripherals makers. Printer maker Lexmark International reported disappointing profits and lowered its earnings outlook amid tougher price competition and higher operating costs. Enterprise software maker BMC Software continued to lower costs and improve profit margins, but the stock declined as the company's results failed to meet the market's expectations.

On the positive side, stock selection added value in the energy and materials sectors. Three of the top five relative performers in the portfolio were oil &
gas production and refining companies -- EnCana, Tesoro, and Marathon Oil --
that saw profit margins widen as energy prices rose. In the materials sector, chemicals producer Lyondell Chemical was one of the top contributors to performance. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins.

VP Balanced's Top Ten Stock Holdings
as of June 30, 2007
                                           % of equity    % of S&P
                                            portfolio    500 Index

Exxon Mobil Corp.                              5.3%         3.5%
Citigroup Inc.                                 3.4%         1.9%
International Business Machines Corp.          2.9%         1.1%
JPMorgan Chase & Co.                           2.7%         1.2%
Hewlett-Packard Co.                            2.6%         0.9%
Cisco Systems Inc.                             2.5%         1.3%
Chevron Corp.                                  2.4%         1.4%
Morgan Stanley                                 2.3%         0.7%
Bank of America Corp.                          2.0%         1.6%
Goldman Sachs Group, Inc. (The)                2.0%         0.7%

VP Balanced's Top Five Stock Industries
as of June 30, 2007
                                           % of equity    % of S&P
                                            portfolio    500 Index

Oil, Gas &
Consumable Fuels                              12.3%         8.7%
Diversified Financial Services                 9.5%         5.3%
Insurance                                      5.3%         4.7%
IT Services                                    5.3%         2.2%
Capital Markets                                4.9%         3.7%

*Total returns for periods less than one year are not annualized.
VP Balanced

------
5

The portfolio's best individual equity contributor was engine maker Cummins, which gained 72%. The company enjoyed strong results from its power generation business, and it is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

FIXED-INCOME ALSO LAGGED SLIGHTLY

The portfolio's bond portion slightly underperformed the Citigroup BIG Index.

Sector allocation detracted modestly from bond performance relative to the benchmark. Our overweight position in mortgage-backed securities weighed on relative results; in particular, our exposure to commercial mortgage-backed securities (CMBS) hurt as subprime mortgage woes and heavy supply in the CMBS market put downward pressure on CMBS prices.

We held an underweight in corporate bonds, a defensive position designed to protect the portfolio from "event risk" -- the risk of a leveraged buyout, share buyback, or special dividend that benefits stockholders at the expense of bondholders. This positioning added value as corporate securities lagged during the reporting period.

The fixed-income component was positioned to benefit from a steeper yield curve -- that is, a widening gap between short- and long-term bond yields --
and this paid off during the reporting period as shorter-term yields were largely unchanged while longer-term yields rose.

STARTING POINT FOR NEXT REPORTING PERIOD

Stock market volatility increased in the first half 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and the subprime debacle on the economy. This uncertainty, along with slower corporate earnings growth, may continue into the second half of the year, which could lead to a choppy market environment. In the stock portion of the portfolio, our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

On the fixed-income side, we intend to maintain our current defensive position, given the low risk premiums and narrow valuations in the bond market. We expect to remain underweight corporate bonds and retain our yield curve positioning.

Key Fixed-Income Portfolio Statistics
                                                  As of          As of
                                                 6/30/07       12/31/06

Weighted Average Maturity                       5.7 years      5.9 years
Average Duration (modified)                     5.5 years      5.4 years

Types of Investments in Portfolio
                                                % of net       % of net
                                              assets as of   assets as of
                                                 6/30/07       12/31/06

Domestic Common Stocks                            54.9%          58.3%
Foreign Common Stocks(1)                          5.8%           3.5%
U.S. Government Agency Mortgage-Backed
Securities                                        13.2%          14.4%
Asset-Backed Securities and Collateralized
Mortgage Obligations                              8.9%           11.6%
U.S. Treasury Securities                          7.0%           4.2%
Corporate Bonds                                   5.5%           7.2%
U.S. Government Agency Securities                 5.1%           4.9%
Other Securities                                  0.3%           1.6%
Cash and Equivalents(2)                          (0.7)%         (5.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*

Actual               $1,000        $1,042.20          $4.56             0.90%

Hypothetical         $1,000        $1,020.33          $4.51             0.90%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Balanced

JUNE 30, 2007 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks -- 60.7%

AEROSPACE & DEFENSE -- 1.2%
        3,447  Boeing Co.                                                $ 331,464
       21,845  Lockheed Martin Corp.                                     2,056,095
                                                                      ------------
                                                                         2,387,559
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 0.5%
        1,534  C.H. Robinson Worldwide Inc.                                 80,566
        2,704  FedEx Corporation                                           300,063
        9,862  United Parcel Service, Inc. Cl B                            719,926
                                                                      ------------
                                                                         1,100,555
                                                                      ------------
AIRLINES -- 0.1%
        6,956  Southwest Airlines Co.                                      103,714
                                                                      ------------
BIOTECHNOLOGY -- 0.7%
        6,592  Amgen Inc.(1)                                               364,472
        7,984  Biogen Idec Inc.(1)                                         427,144
       16,703  Gilead Sciences, Inc.(1)                                    647,575
                                                                      ------------
                                                                         1,439,191
                                                                      ------------
CAPITAL MARKETS -- 3.0%
        5,247  Blackstone Group L.P. (The)(1)                              153,580
       10,834  Goldman Sachs Group, Inc. (The)                           2,348,270
        3,579  Mellon Financial Corp.                                      157,476
        5,626  Merrill Lynch & Co., Inc.                                   470,221
       32,241  Morgan Stanley                                            2,704,374
                                                                      ------------
                                                                         5,833,921
                                                                      ------------
CHEMICALS -- 1.2%
       30,909  Celanese Corp., Series A                                  1,198,651
        6,899  H.B. Fuller Company(2)                                      206,211
       24,147  Lyondell Chemical Co.                                       896,337
                                                                      ------------
                                                                         2,301,199
                                                                      ------------
COMMERCIAL BANKS -- 0.8%
       47,255  Wells Fargo & Co.                                         1,661,958
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.6%
      109,462  Cisco Systems Inc.(1)                                     3,048,517
        5,782  Interdigital Communications Corp.(1)(2)                     186,007
                                                                      ------------
                                                                         3,234,524
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.8%
        1,258  Apple Inc.(1)                                               153,526
       70,674  Hewlett-Packard Co.                                       3,153,474
        5,335  NCR Corp.(1)                                                280,301
                                                                      ------------
                                                                         3,587,301
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 1.0%
       29,007  Chicago Bridge & Iron Company New York Shares             1,094,724

Shares/Principal Amount                                                      Value

        6,392  EMCOR Group Inc.(1)(2)                                     $465,977
        5,584  Perini Corp.(1)                                             343,584
                                                                      ------------
                                                                         1,904,285
                                                                      ------------
CONSUMER FINANCE -- 0.9%
       22,750  American Express Co.                                      1,391,845
       11,762  AmeriCredit Corp.(1)(2)                                     312,281
                                                                      ------------
                                                                         1,704,126
                                                                      ------------
CONTAINERS & PACKAGING -- 0.6%
       13,235  Rock-Tenn Co. Cl A                                          419,814
       18,262  Sonoco Products Co.                                         781,796
                                                                      ------------
                                                                         1,201,610
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.2%
       12,188  ITT Educational Services Inc.(1)                          1,430,627
       20,489  Sotheby's                                                   942,904
                                                                      ------------
                                                                         2,373,531
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 5.7%
       48,158  Bank of America Corp.                                     2,354,445
       79,748  Citigroup Inc.                                            4,090,274
       67,975  JPMorgan Chase & Co.                                      3,293,388
       23,824  McGraw-Hill Companies, Inc. (The)                         1,621,938
                                                                      ------------
                                                                        11,360,045
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
       46,656  AT&T Inc.                                                 1,936,224
          562  CenturyTel Inc.                                              27,566
       17,577  Verizon Communications Inc.                                 723,645
                                                                      ------------
                                                                         2,687,435
                                                                      ------------
ELECTRIC UTILITIES -- 1.2%
        4,613  El Paso Electric Co.(1)(2)                                  113,295
       13,212  Entergy Corp.                                             1,418,309
       30,211  Reliant Energy, Inc.(1)                                     814,186
                                                                      ------------
                                                                         2,345,790
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.5%
       14,807  Acuity Brands Inc.                                          892,566
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
        9,969  Avnet Inc.(1)                                               395,171
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.6%
        1,270  Gulfmark Offshore Inc.(1)(2)                                 65,049
        3,521  Halliburton Co.                                             121,475
        9,815  National Oilwell Varco, Inc.(1)                           1,023,116
                                                                      ------------
                                                                         1,209,640
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.0%
       68,239  Kroger Co. (The)                                          1,919,563
                                                                      ------------

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8

VP Balanced

Shares/Principal Amount                                                      Value

FOOD PRODUCTS -- 1.6%
       28,768  Campbell Soup Co.                                       $ 1,116,486
       33,544  General Mills, Inc.                                       1,959,641
                                                                      ------------
                                                                         3,076,127
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
       37,403  Baxter International Inc.                                 2,107,285
       20,962  Becton, Dickinson & Co.                                   1,561,669
        1,521  Kinetic Concepts Inc.(1)(2)                                  79,046
        8,053  Mettler-Toledo International, Inc.(1)                       769,142
        2,746  West Pharmaceutical Services Inc.                           129,474
                                                                      ------------
                                                                         4,646,616
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.7%
        5,031  Apria Healthcare Group Inc.(1)(2)                           144,742
        4,092  Express Scripts, Inc.(1)                                    204,641
        5,149  Healthspring Inc.(1)                                         98,140
       31,153  Humana Inc.(1)                                            1,897,529
       18,720  McKesson Corp.                                            1,116,461
          381  UnitedHealth Group Inc.                                      19,484
       21,041  WellCare Health Plans Inc.(1)(2)                          1,904,421
                                                                      ------------
                                                                         5,385,418
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
       15,360  Choice Hotels International Inc.(2)                         607,028
        9,619  McDonald's Corporation                                      488,260
                                                                      ------------
                                                                         1,095,288
                                                                      ------------
HOUSEHOLD DURABLES -- 0.9%
        2,238  NVR, Inc.(1)(2)                                           1,521,280
        5,341  Snap-on Incorporated                                        269,774
                                                                      ------------
                                                                         1,791,054
                                                                      ------------
HOUSEHOLD PRODUCTS -- 1.0%
        5,498  Colgate-Palmolive Co.                                       356,545
       15,602  Energizer Holdings Inc.(1)                                1,553,960
                                                                      ------------
                                                                         1,910,505
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.8%
       57,447  AES Corp. (The)(1)                                        1,256,940
       34,181  TXU Corp.                                                 2,300,382
                                                                      ------------
                                                                         3,557,322
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.7%
       35,678  General Electric Co.                                      1,365,754
                                                                      ------------
INSURANCE -- 3.2%
        3,665  ACE, Ltd.                                                   229,136
       29,620  American Financial Group, Inc.(2)                         1,011,523
       15,880  Arch Capital Group Ltd.(1)                                1,151,935

Shares/Principal Amount                                                      Value

       25,447  Aspen Insurance Holdings Ltd.                              $714,297
       34,324  Axis Capital Holdings Ltd.                                1,395,271
       18,039  Berkley (W.R.) Corp.                                        586,989
       32,550  Endurance Specialty Holdings Ltd.                         1,303,302
                                                                      ------------
                                                                         6,392,453
                                                                      ------------
INTERNET & CATALOG RETAIL(3)
          762  Priceline.com Inc.(1)(2)                                     52,380
                                                                      ------------
IT SERVICES -- 3.1%
       48,954  Accenture Ltd. Cl A                                       2,099,637
        3,629  Acxiom Corp.                                                 95,987
       10,414  Electronic Data Systems Corp.                               288,780
       33,593  International Business Machines Corp.                     3,535,664
       10,461  Total System Services Inc.(2)                               308,704
                                                                      ------------
                                                                         6,328,772
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.9%
       22,629  Hasbro, Inc.                                                710,777
       39,664  Mattel, Inc.                                              1,003,102
                                                                      ------------
                                                                         1,713,879
                                                                      ------------
MEDIA -- 2.8%
       36,849  DIRECTV Group, Inc. (The)(1)                                851,580
       39,025  EchoStar Communications Corp. Cl A(1)                     1,692,514
        4,044  Omnicom Group Inc.                                          214,008
       19,559  Regal Entertainment Group CI A                              428,929
       10,462  Sinclair Broadcast Group, Inc. Cl A(2)                      148,770
       63,057  Walt Disney Co. (The)                                     2,152,767
                                                                      ------------
                                                                         5,488,568
                                                                      ------------
METALS & MINING -- 0.1%
        3,553  Nucor Corp.                                                 208,383
                                                                      ------------
MULTILINE RETAIL -- 0.9%
       41,697  Big Lots, Inc.(1)(2)                                      1,226,725
       13,489  Dollar Tree Stores Inc.(1)                                  587,446
          858  Kohl's Corp.(1)                                              60,944
                                                                      ------------
                                                                         1,875,115
                                                                      ------------
OFFICE ELECTRONICS -- 0.4%
       42,291  Xerox Corp.(1)                                              781,538
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 7.4%
       34,161  Chevron Corp.                                             2,877,723
       18,541  ConocoPhillips                                            1,455,469
       37,072  EnCana Corp.                                              2,278,074
       75,713  Exxon Mobil Corp.                                         6,350,805
          348  Holly Corp.                                                  25,818
       21,394  Marathon Oil Corp.                                        1,282,784
        7,028  Valero Energy Corp.                                         519,088
                                                                      ------------
                                                                        14,789,761
                                                                      ------------

------
9

VP Balanced

Shares/Principal Amount                                                      Value

PHARMACEUTICALS -- 1.4%
       20,075  Biovail Corp.                                             $ 510,307
        4,095  Merck & Co., Inc.                                           203,931
       80,070  Pfizer Inc.                                               2,047,389
                                                                      ------------
                                                                         2,761,627
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
        4,328  Jones Lang LaSalle Inc.                                     491,228
                                                                      ------------
ROAD & RAIL -- 0.5%
        3,178  Burlington Northern Santa Fe Corp.                          270,575
        3,713  CSX Corporation                                             167,382
        3,598  Norfolk Southern Corp.                                      189,147
        2,350  Union Pacific Corp.                                         270,602
                                                                      ------------
                                                                           897,706
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
       24,309  Amkor Technology Inc.(1)(2)                                 382,867
       28,785  Applied Materials, Inc.                                     571,958
       31,800  Teradyne, Inc.(1)                                           559,044
                                                                      ------------
                                                                         1,513,869
                                                                      ------------
SOFTWARE -- 0.4%
       14,623  BMC Software Inc.(1)                                        443,077
       10,365  Microsoft Corporation                                       305,457
        3,534  Oracle Corp.(1)                                              69,655
                                                                      ------------
                                                                           818,189
                                                                      ------------
SPECIALTY RETAIL -- 1.4%
        8,485  American Eagle Outfitters, Inc.                             217,725
       10,166  AutoZone, Inc.(1)                                         1,388,880
        1,979  Gymboree Corp.(1)                                            77,992
       32,781  RadioShack Corp.                                          1,086,362
                                                                      ------------
                                                                         2,770,959
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.3%
       12,001  Washington Mutual, Inc.                                     511,723
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $97,895,667)                                                     119,867,918
                                                                      ------------
U.S. Government Agency Mortgage-Backed Securities(4) -- 13.2%

     $ 70,923  FHLMC, 7.00%, 11/1/13(5)                                     73,049
      129,367  FHLMC, 6.50%, 6/1/16(5)                                     132,195
      111,655  FHLMC, 6.50%, 6/1/16(5)                                     114,095
      862,718  FHLMC, 4.50%, 1/1/19(5)                                     822,578
       30,773  FHLMC, 6.50%, 1/1/28(5)                                      31,421
       21,758  FHLMC, 6.50%, 6/1/29(5)                                      22,230
       25,786  FHLMC, 8.00%, 7/1/30(5)                                      27,187
      799,839  FHLMC, 5.50%, 12/1/33(5)                                    775,246

Shares/Principal Amount                                                      Value

    $ 831,600  FNMA, 5.00%, settlement date 7/12/07(6)                    $779,235
    2,455,000  FNMA, 5.50%, settlement date 7/12/07(6)                   2,367,925
    6,872,621  FNMA, 6.00%, settlement date 7/12/07(6)                   6,798,528
    1,386,000  FNMA, 6.50%, settlement date 8/14/07(6)                   1,397,911
       76,097  FNMA, 5.50%, 12/1/08(5)                                      75,852
        9,768  FNMA, 6.50%, 11/1/11(5)                                       9,969
        8,735  FNMA, 6.00%, 4/1/13(5)                                        8,815
       21,133  FNMA, 6.00%, 4/1/13(5)                                       21,327
        6,814  FNMA, 6.00%, 5/1/13(5)                                        6,877
       35,207  FNMA, 6.50%, 6/1/13(5)                                       36,037
        7,616  FNMA, 6.50%, 6/1/13(5)                                        7,795
       13,305  FNMA, 6.00%, 7/1/13(5)                                       13,427
      112,591  FNMA, 6.00%, 1/1/14(5)                                      113,624
      442,320  FNMA, 4.50%, 5/1/19(5)                                      420,971
      457,614  FNMA, 4.50%, 5/1/19(5)                                      435,526
        7,179  FNMA, 6.50%, 1/1/28(5)                                        7,325
       25,896  FNMA, 7.00%, 1/1/28(5)                                       26,850
       61,477  FNMA, 6.50%, 1/1/29(5)                                       62,755
       62,729  FNMA, 7.50%, 7/1/29(5)                                       65,639
       24,944  FNMA, 7.50%, 9/1/30(5)                                       26,060
       71,242  FNMA, 6.50%, 1/1/32(5)                                       72,638
      555,037  FNMA, 5.50%, 6/1/33(5)                                      537,857
      932,321  FNMA, 5.50%, 7/1/33(5)                                      903,464
      446,012  FNMA, 5.50%, 8/1/33(5)                                      432,207
    2,161,203  FNMA, 5.00%, 11/1/33(5)                                   2,036,117
    1,949,348  FNMA, 5.50%, 1/1/34(5)                                    1,889,012
    1,499,158  FNMA, 5.00%, 8/1/35(5)                                    1,408,760
    1,463,436  FNMA, 4.50%, 9/1/35(5)                                    1,332,548
    1,893,829  FNMA, 5.00%, 2/1/36(5)                                    1,779,633
       64,668  GNMA, 7.00%, 4/20/26(5)                                      67,305
       38,641  GNMA, 7.50%, 8/15/26(5)                                      40,511
       11,829  GNMA, 7.00%, 2/15/28(5)                                      12,335
       29,422  GNMA, 7.50%, 2/15/28(5)                                      30,840
       27,852  GNMA, 6.50%, 3/15/28(5)                                      28,458
       27,809  GNMA, 6.50%, 3/15/28(5)                                      28,414
        3,450  GNMA, 6.50%, 5/15/28(5)                                       3,525
        4,888  GNMA, 6.50%, 5/15/28(5)                                       4,995
       16,675  GNMA, 7.00%, 12/15/28(5)                                     17,389
       20,854  GNMA, 8.00%, 12/15/29(5)                                     22,139
      129,514  GNMA, 7.00%, 5/15/31(5)                                     134,985
      592,685  GNMA, 5.50%, 11/15/32(5)                                    576,623
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $26,530,165)                                                      26,040,204
                                                                      ------------

------
10

VP Balanced

Shares/Principal Amount                                                      Value

U.S. Treasury Securities -- 7.0%

    $ 580,000  U.S. Treasury Bonds, 8.125%, 8/15/19(2)(5)                 $733,610
    1,770,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)                   2,281,780
    2,300,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                   2,761,798
    1,960,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)                  2,185,094
      190,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(5)                   217,224
      310,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(5)                   280,792
    1,320,000  U.S. Treasury Notes, 4.875%, 6/30/12(7)                   1,316,804
    1,100,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)                    1,052,564
    2,200,000  U.S. Treasury Notes, 4.50%, 11/15/15(2)(5)                2,122,657
      960,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)(5)                  930,001
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Cost $14,230,433)                                                      13,882,324
                                                                      ------------
Collateralized Mortgage Obligations(4) -- 6.1%

      663,903  Banc of America Alternative Loan Trust, Series
               2007-2, Class 2A4, 5.75%, 6/25/37(5)                        658,820
      450,000  Banc of America Commercial Mortgage Inc., Series
               2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)                    433,201
    4,359,567  Banc of America Commercial Mortgage Inc. STRIPS -
               COUPON, Series 2004-1, Class XP, VRN, 0.64%,
               7/1/07(5)                                                    83,049
      440,393  Bear Stearns Commercial Mortgage Securities Trust,
               Series 2006 BBA7, Class A1, VRN, 5.43%, 7/16/07,
               resets monthly off the 1-month LIBOR plus 0.11%
               with no caps (Acquired 6/5/06, Cost $440,393)(5)(8)         440,759
      800,000  Bear Stearns Commercial Mortgage Securities Trust,
               Series 2006 PW14, Class A4 SEQ, 5.20%, 12/1/38(5)           762,078
    5,608,620  Bear Stearns Commercial Mortgage Securities Trust
               STRIPS - COUPON, Series 2004 T16, Class X2, VRN,
               0.75%, 7/1/07(5)                                            169,739

Shares/Principal Amount                                                      Value

     $ 21,781  Commercial Mortgage Pass-Through Certificates,
               Series 2005 F10A, Class A1, VRN, 5.42%, 7/15/07,
               resets monthly off the 1-month LIBOR plus 0.10%
               with no caps (Acquired 3/18/05, Cost $21,781)(5)(8)         $21,796
      121,613  Commercial Mortgage Pass-Through Certificates,
               Series 2005 FL11, Class A1, VRN, 5.47%, 7/16/07,
               resets monthly off the 1-month LIBOR plus 0.15%
               with no caps (Acquired 11/18/05, Cost
               $121,613)(5)(8)                                             121,698
    1,500,000  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2002 CKP1, Class B, 6.57%, 12/15/35(5)      1,557,661
      681,546  Credit Suisse First Boston Mortgage Securities
               Corp., Series 2003 AR28, Class 2A1, 4.41%,
               12/25/33(5)                                                 680,116
      930,404  FHLMC, Series 2527, Class BN SEQ, 5.00%, 2/15/16(5)         923,351
      673,244  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)             668,664
      404,740  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(5)            401,455
      122,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(5)           117,810
      863,581  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
               4/25/23(5)                                                  846,068
    1,100,000  GMAC Commercial Mortgage Securities, Inc., Series
               2005 C1, Class A2 SEQ, 4.47%, 5/10/43(5)                  1,074,260
      250,922  Greenwich Capital Commercial Funding Corp., Series
               2006 FL4A, Class A1, VRN, 5.41%, 7/5/07, resets
               monthly off the 1-month LIBOR plus 0.09% with no
               caps (Acquired 12/14/06, Cost $250,922)(5)(8)               251,194
      400,000  GS Mortgage Securities Corp. II, Series 2007 EOP,
               Class A1 VRN, 5.41%, 7/6/07, resets monthly off the
               1-month LIBOR plus 0.09% with no caps(5)                    400,063
      417,705  LB-UBS Commercial Mortgage Trust, Series 2005 C2,
               Class A2 SEQ, 4.82%, 4/15/30(5)                             411,656
      900,000  LB-UBS Commercial Mortgage Trust, Series 2005 C3,
               Class A3 SEQ, 4.65%, 7/30/30(5)                             868,253

------
11

VP Balanced

Shares/Principal Amount                                                      Value

    $ 110,111  Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2006 LLFA, Class A1, VRN, 5.40%,
               7/16/07, resets monthly off the 1-month LIBOR plus
               0.08% with no caps (Acquired 8/7/06, Cost
               $110,111)(5)(8)                                            $110,179
       47,723  MASTR Alternative Loans Trust, Series 2003-8, Class
               4A1, 7.00%, 12/25/33(5)                                      48,586
      284,556  Merrill Lynch Floating Trust, Series 2006-1, Class
               A1, VRN, 5.39%, 7/15/07, resets monthly off the
               1-month LIBOR plus 0.07% with no caps (Acquired
               10/31/06, Cost $284,556)(5)(8)                              284,978
      288,432  Thornburg Mortgage Securities Trust, Series 2006-5,
               Class A1, VRN, 5.44%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.12% with no caps(5)                288,305
      237,000  Wachovia Bank Commercial Mortgage Trust, Series
               2006 C23, Class A4, 5.42%, 1/15/45(5)                       229,922
      275,000  Washington Mutual Mortgage Pass-Through
               Certificates, Series 2005 AR4, Class A3, 4.59%,
               4/25/35(5)                                                  269,568
                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,267,016)                                                      12,123,229
                                                                      ------------
Corporate Bonds -- 5.5%

AEROSPACE & DEFENSE -- 0.3%
      157,000  Honeywell International Inc., 5.30%, 3/15/17(5)             151,171
      112,000  Lockheed Martin Corp., 6.15%, 9/1/36(5)                     112,064
      155,000  United Technologies Corp., 4.375%, 5/1/10(5)                150,939
      134,000  United Technologies Corp., 6.05%, 6/1/36(5)                 133,176
                                                                      ------------
                                                                           547,350
                                                                      ------------
AUTOMOBILES -- 0.1%
      100,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
               11/15/13(5)                                                 103,413
                                                                      ------------
BEVERAGES -- 0.2%
      124,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
               1/6/04, Cost $126,011)(5)(8)                                122,160

Shares/Principal Amount                                                      Value

    $ 190,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
               Cost $189,865)(5)(8)                                      $ 193,379
                                                                      ------------
                                                                           315,539
                                                                      ------------
BIOTECHNOLOGY -- 0.1%
      135,000  Genentech, Inc., 4.75%, 7/15/15(5)                          126,373
                                                                      ------------
CAPITAL MARKETS -- 0.1%
       98,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(5)                  95,346
      180,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(5)                 176,510
                                                                      ------------
                                                                           271,856
                                                                      ------------
COMMERCIAL BANKS -- 0.5%
      135,000  Capital One Financial Corp., 5.70%, 9/15/11(5)              134,456
      130,000  PNC Bank N.A., 4.875%, 9/21/17(5)                           120,133
       97,000  PNC Funding Corp., 5.125%, 12/14/10(5)                       96,103
      110,000  Wachovia Bank N.A., 4.80%, 11/1/14(5)                       103,865
      172,000  Wachovia Bank N.A., 4.875%, 2/1/15(5)                       162,730
      141,000  Wachovia Corp, 5.625%, 10/15/16(5)                          137,578
      152,000  Wells Fargo & Co., 4.625%, 8/9/10(5)                        148,742
                                                                      ------------
                                                                           903,607
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES(3)
       50,000  Deluxe Corp., 7.375%, 6/1/15 (Acquired 5/9/07, Cost
               $50,750)(5)(8)                                               50,000
                                                                      ------------
CONSUMER FINANCE(3)
       70,000  American Express Centurion Bank, 4.375%, 7/30/09(5)          68,854
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
      240,000  Bank of America Corp., 4.375%, 12/1/10(5)                   232,926
      124,000  Bank of America N.A., 5.30%, 3/15/17(5)                     118,626
      110,000  Bank of America N.A., 6.00%, 10/15/36(5)                    106,529
      190,000  Citigroup Inc., 5.00%, 9/15/14(5)                           181,008
       82,000  Citigroup Inc., 6.125%, 8/25/36(5)                           80,787
      100,000  General Electric Capital Corp., 6.125%, 2/22/11(5)          102,012
      152,000  John Deere Capital Corp., 4.50%, 8/25/08(5)                 150,370

------
12

VP Balanced

Shares/Principal Amount                                                      Value

    $ 157,000  John Deere Capital Corp., 5.50%, 4/13/17(2)(5)            $ 153,276
      128,000  JPMorgan Chase & Co., 6.75%, 2/1/11(5)                      133,092
                                                                      ------------
                                                                         1,258,626
                                                                      ------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
      154,000  AT&T Corp., 7.30%, 11/15/11(5)                              164,084
      110,000  AT&T Inc., 6.80%, 5/15/36(2)(5)                             114,293
       24,000  BellSouth Corp., 6.875%, 10/15/31(5)                         24,766
       65,000  Embarq Corp., 7.08%, 6/1/16(2)(5)                            65,471
       30,000  Embarq Corp., 8.00%, 3/1/36(5)                               30,532
       30,000  Qwest Corp., 7.875%, 9/1/11(5)                               31,425
       30,000  Qwest Corp., 7.50%, 10/1/14(2)(5)                            30,900
      150,000  Telecom Italia Capital SA, 4.00%, 1/15/10(5)                144,284
       70,000  Telecom Italia Capital SA, 5.25%, 10/1/15(5)                 65,197
       30,000  Telefonica Emisones SAu, 7.05%, 6/20/36(5)                   31,165
       90,000  Verizon Communications Inc., 5.55%, 2/15/16(5)               87,831
       64,000  Verizon Communications Inc., 6.25%, 4/1/37(2)(5)             61,914
       30,000  Verizon Global Funding Corp., 5.85%, 9/15/35(5)              27,607
                                                                      ------------
                                                                           879,469
                                                                      ------------
ELECTRIC UTILITIES -- 0.2%
      147,000  Carolina Power & Light Co., 5.15%, 4/1/15(5)                141,184
      118,000  Cleveland Electric Illuminating Co. (The), 5.70%,
               4/1/17(5)                                                   114,056
       79,000  Florida Power Corp., 4.50%, 6/1/10(5)                        76,885
      102,000  Southern California Edison Co., 5.625%, 2/1/36(5)            95,636
       60,000  Toledo Edison Co., 6.15%, 5/15/37(5)                         56,432
                                                                      ------------
                                                                           484,193
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.2%
       60,000  CVS Caremark Corp., 5.75%, 6/1/17(5)                         57,997
      132,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10(5)                    127,847
       44,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30(5)                     51,268
      138,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35(5)                     121,046
                                                                      ------------
                                                                           358,158
                                                                      ------------

Shares/Principal Amount                                                      Value

FOOD PRODUCTS -- 0.1%
    $ 205,000  Cadbury Schweppes U.S. Finance LLC, 3.875%, 10/1/08
               (Acquired 6/14/05 - 10/17/06, Cost $200,791)(5)(8)        $ 200,761
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
      220,000  Baxter Finco BV, 4.75%, 10/15/10(5)                         215,268
      150,000  Baxter International Inc., 5.90%, 9/1/16(5)                 150,249
                                                                      ------------
                                                                           365,517
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
      170,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(5)             171,576
                                                                      ------------
HOUSEHOLD PRODUCTS(3)
      100,000  Procter & Gamble Co. (The), 5.55%, 3/5/37(5)                 94,383
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 0.2%
      357,000  General Electric Co., 5.00%, 2/1/13(5)                      346,539
                                                                      ------------
INSURANCE -- 0.2%
      170,000  Allstate Financial Global Funding, 4.25%, 9/10/08
               (Acquired 9/3/03, Cost $169,667)(5)(8)                      167,483
      125,000  Hartford Financial Services Group Inc. (The),
               5.375%, 3/15/17(5)                                          120,294
       80,000  Prudential Financial, Inc., 5.40%, 6/13/35(5)                70,635
       70,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37(5)           68,010
                                                                      ------------
                                                                           426,422
                                                                      ------------
MACHINERY(3)
       70,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired 5/15/07,
               Cost $69,969)(5)(8)                                          68,337
                                                                      ------------
MEDIA -- 0.4%
      144,000  Comcast Corp., 5.90%, 3/15/16(5)                            141,683
       80,000  News America Holdings, 7.75%, 1/20/24(5)                     88,006
      190,000  Rogers Cable Inc., 6.25%, 6/15/13(5)                        192,053
      190,000  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired
               4/4/07 - 6/27/07, Cost $189,204)(5)(8)                      186,786
      100,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
               4/4/07, Cost $99,356)(5)(8)                                  96,960
       50,000  Time Warner Inc., 5.50%, 11/15/11(5)                         49,492

------
13

VP Balanced

Shares/Principal Amount                                                      Value

     $ 24,000  Time Warner Inc., 7.625%, 4/15/31(5)                        $25,786
                                                                      ------------
                                                                           780,766
                                                                      ------------
METALS & MINING -- 0.1%
      130,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
               (Acquired 11/8/06 - 11/17/06, Cost $130,076)(5)(8)          128,727
       58,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
               (Acquired 11/8/06, Cost $57,857)(5)(8)                       56,446
                                                                      ------------
                                                                           185,173
                                                                      ------------
MULTI-UTILITIES -- 0.4%
      156,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08(5)        156,846
      100,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37(5)         96,626
      134,000  Consolidated Edison Co. of New York, Inc., 5.50%,
               9/15/16(5)                                                  130,781
      190,000  Dominion Resources Inc., 4.125%, 2/15/08(5)                 188,480
       76,000  Dominion Resources Inc., 4.75%, 12/15/10(5)                  74,282
       80,000  Pacific Gas & Electric Co., 6.05%, 3/1/34(5)                 77,747
       48,000  Pacific Gas & Electric Co., 5.80%, 3/1/37(5)                 44,925
                                                                      ------------
                                                                           769,687
                                                                      ------------
MULTILINE RETAIL -- 0.1%
       52,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12(5)           51,139
      100,000  May Department Stores Co. (The), 3.95%, 7/15/07(5)           99,949
                                                                      ------------
                                                                           151,088
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
       70,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17(5)           67,841
       76,000  Devon Financing Corp., ULC, 7.875%, 9/30/31(5)               88,292
      232,000  Enterprise Products Operating L.P., 4.95%, 6/1/10(5)        227,971
       77,000  Enterprise Products Operating L.P., 6.65%,
               10/15/34(2)(5)                                               76,654
      110,000  Nexen Inc., 6.40%, 5/15/37(5)                               105,505
      181,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11(5)        183,822
       80,000  Tesoro Corp., 6.25%, 11/1/12(2)(5)                           79,800

Shares/Principal Amount                                                      Value

     $ 60,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07, Cost
               $60,000)(5)(8)                                              $58,950
      101,000  XTO Energy Inc., 5.30%, 6/30/15(5)                           96,534
       80,000  XTO Energy Inc., 6.10%, 4/1/36(5)                            75,307
                                                                      ------------
                                                                         1,060,676
                                                                      ------------

PHARMACEUTICALS -- 0.1%
       85,000  Abbott Laboratories, 5.875%, 5/15/16(5)                      85,167
      157,000  Wyeth, 5.95%, 4/1/37(5)                                     150,551
                                                                      ------------
                                                                           235,718
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
      140,000  ProLogis, 5.625%, 11/15/16(5)                               136,522
                                                                      ------------
SOFTWARE -- 0.1%
       75,000  Intuit Inc., 5.75%, 3/15/17(5)                               72,322
      161,000  Oracle Corp., 5.00%, 1/15/11(5)                             158,807
                                                                      ------------
                                                                           231,129
                                                                      ------------
THRIFTS & MORTGAGE FINANCE(3)
       40,000  Residential Capital LLC, 6.50%, 6/1/12(5)                    39,072
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
      103,000  Nextel Communications Inc., 5.95%, 3/15/14(5)                98,236
       92,000  Vodafone Group plc, 5.625%, 2/27/17(2)(5)                    88,130
       59,000  Vodafone Group plc, 6.15%, 2/27/37(5)                        55,066
                                                                      ------------
                                                                           241,432
                                                                      ------------
TOTAL CORPORATE BONDS
(Cost $11,092,854)                                                      10,872,236
                                                                      ------------
U.S. Government Agency Securities -- 5.1%

      100,000  FHLB, 4.875%, 8/22/07(5)                                     99,924
    1,300,000  FHLB, 4.625%, 2/1/08(5)                                   1,294,537
      950,000  FHLMC, 5.00%, 9/16/08(5)                                    947,213
    1,865,000  FHLMC, 5.25%, 5/21/09(2)(5)                               1,867,285
    1,310,000  FHLMC, 4.75%, 1/19/16(2)(5)                               1,251,645
    1,025,000  FNMA, 6.625%, 9/15/09(5)                                  1,055,710
    1,373,000  FNMA, 5.375%, 6/12/17(2)(5)                               1,364,727
    2,200,000  FNMA, 5.80%, 2/9/26(5)                                    2,153,828
                                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $10,131,497)                                                      10,034,869
                                                                      ------------

------
14

VP Balanced

Shares/Principal Amount                                                      Value

Asset-Backed Securities(4) -- 2.8%

    $ 108,435  Accredited Mortgage Loan Trust, Series 2006-1,
               Class A1, VRN, 5.38%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.06% with no caps(5)              $ 108,511
      223,715  Accredited Mortgage Loan Trust, Series 2006-2,
               Class A1, VRN, 5.36%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(5)                223,854
      239,340  Argent Securities Inc., Series 2006 M3, Class A2A,
               VRN, 5.37%, 7/25/07, resets monthly off the
               1-month LIBOR plus 0.05% with no caps(5)                    239,501
      474,713  Capital One Prime Auto Receivables Trust, Series
               2004-2, Class A4, VRN, 5.38%, 7/15/07, resets
               monthly off the 1-month LIBOR plus 0.06% with no
               caps(5)                                                     475,204
       88,030  Centex Home Equity, Series 2006 A, Class AV1, VRN,
               5.37%, 7/25/07, resets monthly off the 1-month
               LIBOR plus 0.05% with no caps(5)                             88,088
    1,200,000  Citibank Credit Card Issuance Trust, Series 2007
               A2, Class A2, VRN, 5.35%, 8/21/07, resets quarterly
               off the 3-month LIBOR minus 0.01% with no caps(5)         1,201,030
       44,230  CNH Equipment Trust, Series 2004 A, Class A3A, VRN,
               5.39%, 7/16/07, resets monthly off the
               1-month LIBOR plus 0.07% with no caps(5)                     44,260
       54,917  Countrywide Asset-Backed Certificates, Series 2006
               BC2, Class 2A1, VRN, 5.36%, 7/25/07, resets monthly
               off the 1-month LIBOR plus 0.04% with no caps(5)             54,954
       75,216  Countrywide Asset-Backed Certificates, Series
               2006-6, Class 2A1, VRN, 5.39%, 7/25/07, resets
               monthly off the 1-month LIBOR plus 0.07% with no
               caps(5)                                                      75,267

Shares/Principal Amount                                                      Value

    $ 254,254  Countrywide Asset-Backed Certificates, Series
               2006-22, Class 2A1, VRN, 5.37%, 7/25/07, resets
               monthly off the 1-month LIBOR plus 0.05% with no
               caps(5)                                                   $ 254,675
      312,011  Credit-Based Asset Servicing and Securitization,
               Series 2006 CB3, Class AV1, VRN, 5.38%, 7/25/07,
               resets monthly off the 1-month LIBOR plus 0.06%
               with no caps(5)                                             312,218
      384,847  First Franklin Mortgage Loan Asset Backed
               Certificates, Series 2006 FF11, Class 2A1, VRN,
               5.36%, 7/25/07, resets monthly off the 1-month
               LIBOR plus 0.04% with no caps(5)                            385,087
      772,572  First Franklin Mortgage Loan Asset Backed
               Certificates, Series 2006 FF12, Class A2, VRN,
               5.36%, 7/25/07, resets monthly off the 1-month
               LIBOR plus 0.04% with no caps(5)                            773,001
       29,318  IndyMac Residential Asset Backed Trust, Series 2006
               B, Class 2A1, VRN, 5.38%, 7/25/07, resets monthly
               off the 1-month LIBOR plus 0.06% with no caps(5)             29,338
       37,091  Long Beach Mortgage Loan Trust, Series 2006-2,
               Class 2A1, VRN, 5.39%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.07% with no caps(5)                 37,117
      302,866  Long Beach Mortgage Loan Trust, Series 2006-6,
               Class 2A1, VRN, 5.36%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(5)                302,884
       75,321  Residential Asset Securities Corp., Series 2004
               KS2, Class MI1, 4.71%, 3/25/34(5)                            71,430
       28,917  SLC Student Loan Trust, Series 2006-2, Class A1,
               VRN, 5.34%, 9/17/07, resets quarterly off the
               3-month LIBOR minus 0.02% with no caps(5)                    28,934
      180,000  SLM Student Loan Trust, Series 2006-5, Class A2,
               VRN, 5.35%, 7/25/07, resets quarterly off the
               3-month LIBOR minus 0.01% with no caps(5)                   180,144

------
15

VP Balanced

Shares/Principal Amount                                                      Value

     $ 65,878  SLM Student Loan Trust, Series 2006-7, Class A1,
               VRN, 5.32%, 7/25/07, resets quarterly off the
               3-month LIBOR minus 0.04% with no caps(5)                  $ 65,915
      250,000  SLM Student Loan Trust, Series 2006-10, Class A2,
               VRN, 5.37%, 7/25/07, resets quarterly off the
               3-month LIBOR plus 0.01% with no caps(5)                    250,236
      266,140  Soundview Home Equity Loan Trust, Series 2006-3,
               Class A1, VRN, 5.36%, 7/25/07, resets monthly off
               the 1-month LIBOR plus 0.04% with no caps(5)                266,236
                                                                      ------------
TOTAL ASSET-BACKED SECURITIES
(Cost $5,467,811)                                                        5,467,884
                                                                      ------------
Municipal Securities -- 0.2%

      300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33               273,573
(Cost $302,426)
                                                                      ------------
Sovereign Governments & Agencies -- 0.1%

       44,000  Hydro Quebec, 8.40%, 1/15/22(5)                              55,842
      170,000  Province of Quebec, 5.00%, 7/17/09(5)                       169,478
                                                                      ------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $223,836)                                                            225,320
                                                                      ------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 5.6%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.25%,
1/15/14, valued at $10,007,565), in a joint trading account at
4.25%, dated 6/29/07, due 7/2/07 (Delivery value $9,803,471)(5)        $ 9,800,000
Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 8.75%, 11/15/16 -
2/15/26, valued at $1,329,365), in a joint trading account at
4.10%, dated 6/29/07, due 7/2/07 (Delivery value $1,300,444)(5)          1,300,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,100,000)                                                      11,100,000
                                                                      ------------
Temporary Cash Investments - Securities Lending Collateral(9) -- 13.4%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $26,534,163)
(Cost $26,522,272)                                                      26,522,272
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 119.7%
(Cost $215,763,977)                                                    236,409,829
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (19.7)%                               (38,848,493)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $197,561,336
                                                                      ============

Futures Contracts
                                             Underlying Face Amount    Unrealized
Contracts Purchased        Expiration Date          at Value          Gain (Loss)

101     U.S. Treasury
        2-Year Notes       September 2007          $20,581,906         $(19,165)

101     U.S. Treasury
        5-Year Notes       September 2007          10,511,891           (49,149)
                                                  -------------        ----------
                                                   $31,093,797         $(68,314)
                                                  =============        ==========

                                             Underlying Face Amount    Unrealized
Contracts Sold             Expiration Date          at Value          Gain (Loss)

57      U.S. Long Bond     September 2007          $ 6,141,750          $ 75,696

91      U.S. Treasury
        10-Year Notes      September 2007           9,618,984            71,488
                                                  -------------        ----------
                                                   $15,760,734          $147,184
                                                  =============        ==========

------
16

VP Balanced

Swap Agreements
Notional                                                               Unrealized
Amount          Description of Agreement            Expiration Date   Gain (Loss)

CREDIT DEFAULT

     $ 325,000  Pay quarterly a fixed rate equal      March 2012        $ 8,958
                to 0.46% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event
                of Centex Corp., par value of
                the proportional notional amount.
       470,000  Pay quarterly a fixed rate equal      March 2012         9,792
                to 0.55% multiplied by the
                notional amount and receive from
                Deutsche Bank Securities Inc.
                upon each default event of
                Lennar Corp., par value of the
                proportional notional amount.
     2,600,000  Pay quarterly a fixed rate equal       June 2012         7,302
                to 0.35% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event of one of the
                issues of Dow Jones CDX N.A.
                Investment Grade 8, par value of
                the proportional notional amount.
     1,100,000  Pay quarterly a fixed rate equal       June 2012        (2,690)
                to 0.57% multiplied by the
                notional amount and receive from
                Deutsche Bank AG upon each
                default event of Darden
                Restaurants, Inc., par value of
                the proportional notional amount.
       750,000  Pay quarterly a fixed rate equal      March 2017         (807)
                to 0.12% multiplied by the
                notional amount and receive from
                Barclays Bank plc upon each
                default event
                of Pfizer Inc., par value of the
                proportional
                notional amount.
                                                                       ----------
                                                                        $22,555
                                                                       ==========

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective June 30, 2007.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts, swap agreements and/or when-issued securities.

(6) Forward commitment.

(7) When-issued security.

(8) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2007, was $2,560,593, which represented 1.3% of total net assets.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
17

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $189,241,705) --
including $26,049,866 of securities on loan                           $209,887,557

Investments made with cash collateral received for securities on
loan, at value (cost of $26,522,272)                                    26,522,272
                                                                      ------------
Total investment securities, at value (cost of $215,763,977)           236,409,829

Cash                                                                       297,613

Receivable for investments sold                                            782,737

Unrealized appreciation on swap agreements                                  26,052

Dividends and interest receivable                                          747,680
                                                                      ------------
                                                                       238,263,911
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  26,522,272

Payable for investments purchased                                       13,989,939

Payable for variation margin on futures contracts                           39,492

Unrealized depreciation on swap agreements                                   3,497
Accrued management fees                                                    147,375
                                                                      ------------
                                                                        40,702,575
                                                                      ------------

NET ASSETS                                                            $197,561,336
                                                                      ============
CLASS I CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             100,000,000
                                                                      ============
Outstanding                                                             27,127,622
                                                                      ============

Net Asset Value Per Share                                                    $7.28
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $168,038,832

Undistributed net investment income                                      1,956,210

Undistributed net realized gain on investment transactions               6,819,595

Net unrealized appreciation on investments                              20,746,699
                                                                      ------------
                                                                      $197,561,336
                                                                      ============

See Notes to Financial Statements.

------
18

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $ 1,962,806

Dividends (net of foreign taxes withheld of $2,669)                        884,440

Securities lending                                                          17,002
                                                                       -----------
                                                                         2,864,248
                                                                       -----------

EXPENSES:

Management fees                                                            883,516

Directors' fees and expenses                                                 1,667

Other expenses                                                                 209
                                                                       -----------
                                                                           885,392
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             1,978,856
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                      7,263,735

Change in net unrealized appreciation (depreciation) on investments    (1,042,710)
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  6,221,025
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $ 8,199,881
                                                                       ===========

See Notes to Financial Statements.

------
19

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006
Increase (Decrease) in Net Assets                              2007           2006

OPERATIONS

Net investment income (loss)                            $ 1,978,856    $ 4,098,345

Net realized gain (loss)                                  7,263,735     10,256,746

Change in net unrealized appreciation (depreciation)    (1,042,710)      4,079,617
                                                       ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                           8,199,881     18,434,708
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                              (4,078,291)    (3,925,628)

From net realized gains                                 (9,929,527)   (13,158,123)
                                                       ------------   ------------
Decrease in net assets from distributions              (14,007,818)   (17,083,751)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                11,394,168     23,601,362

Proceeds from reinvestment of distributions              14,007,818     17,083,751

Payments for shares redeemed                           (19,834,317)   (49,266,213)
                                                       ------------   ------------
Net increase (decrease) in net assets from capital
share transactions                                        5,567,669    (8,581,100)
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                     (240,268)    (7,230,143)

NET ASSETS

Beginning of period                                     197,801,604    205,031,747
                                                       ------------   ------------
End of period                                          $197,561,336   $197,801,604
                                                       ============   ============
Undistributed net investment income                      $1,956,210     $4,077,936

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                      1,547,766      3,269,763

Issued in reinvestment of distributions                   2,015,513      2,472,323

Redeemed                                                (2,695,651)    (6,833,718)
                                                       ------------   ------------
Net increase (decrease)                                     867,628    (1,091,632)
                                                       ============   ============

See Notes to Financial Statements.

------
20

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund's assets in equity securities and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a

------
21

forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll"
transactions as purchases and sales; as such these transactions may increase portfolio turnover.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

SWAP AGREEMENTS -- The fund may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on investments.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain paydown losses, interest on swap agreements, income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

------
22

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to
0.90%. The effective annual management fee for the fund for the six months ended June 30, 2007 was 0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $179,016,644, of which $111,938,568 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $192,420,461, of which $107,112,553 represented U.S. Treasury and Agency obligations.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $215,992,765
                                                         =============
Gross tax appreciation of investments                      $22,674,579
Gross tax depreciation of investments                      (2,257,515)
                                                         -------------
Net tax appreciation (depreciation) of investments         $20,417,064
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $26,049,866 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business

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23

day. The total value of all collateral received, at this date, was
$26,522,272. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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24

FINANCIAL HIGHLIGHTS
VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                      2007(1)       2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $7.53      $7.50     $7.28      $6.74      $5.81      $6.59
                      -------    -------   -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)                  0.08       0.16      0.14       0.13       0.11       0.16

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.21       0.51      0.21       0.52       0.98     (0.77)
                      -------    -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              0.29       0.67      0.35       0.65       1.09     (0.61)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.16)     (0.15)    (0.13)     (0.11)     (0.16)     (0.17)

 From Net
 Realized
 Gains                 (0.38)     (0.49)     --(2)         --         --         --
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.54)     (0.64)    (0.13)     (0.11)     (0.16)     (0.17)
                      -------    -------   -------    -------    -------    -------
Net Asset Value,
End of Period           $7.28      $7.53     $7.50      $7.28      $6.74      $5.81
                      =======    =======   =======    =======    =======    =======

TOTAL RETURN(3)         4.22%      9.62%     4.93%      9.78%     19.46%    (9.56)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.90%(4)      0.90%     0.89%      0.90%      0.90%      0.90%

Ratio of Net
Investment Income
(Loss) to
Average Net Assets   2.01%(4)      2.05%     1.86%      1.80%      1.85%      2.43%

Portfolio
Turnover Rate             91%       191%      191%       205%       142%       109%

Net Assets, End
of Period
(in thousands)       $197,561   $197,802  $205,032   $220,449   $214,841   $181,445

(1) Six months ended June 30, 2007 (unaudited).

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
25

APPROVAL OF MANAGEMENT AGREEMENT
VP Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Balanced (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
26

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

------
27

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median of its peer group for the one-year period and above the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
28

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
29

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
30

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40%
of the index is represented by the Citigroup US Broad Investment-Grade Bond
Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a
market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of
U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

------
31

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55631

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report         June 30, 2007

[photo of summer boat]

VP Capital Appreciation Fund

[american century investments logo and text logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns

For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)      7.18%
Russell 1000 Growth Index           8.13%
Russell 1000 Value Index            6.23%
RUSSELL MIDCAP INDEX                9.90%
Russell Midcap Growth Index         10.97%
Russell Midcap Value Index          8.69%
RUSSELL 2000 INDEX (SMALL-CAP)      6.45%
Russell 2000 Growth Index           9.33%
Russell 2000 Value Index            3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
VP Capital Appreciation

Total Returns as of June 30, 2007

                                            Average Annual Returns

                           6          1        5      10      Since     Inception
                       months(1)    year     years   years  Inception      Date

CLASS I                  25.09%    33.89%   15.25%   8.74%    9.27%      11/20/87

RUSSELL MIDCAP
GROWTH INDEX(2)          10.97%    19.73%   15.45%   8.66%  13.05%(3)       --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 11/30/87, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Capital Appreciation

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years

Periods ended June 30

                1998     1999     2000    2001     2002     2003    2004     2005     2006    2007

Class I          1.09%   12.58%  66.39%  -20.36%  -24.61%  -6.68%   16.69%    9.54%  27.36%   33.89%

Russell
Midcap
Growth Index    24.02%   20.31%  48.59%  -31.51%  -26.34%   7.35%   27.33%   10.86%  13.04%   19.73%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Capital Appreciation

Portfolio Managers Glenn Fogle, David Hollond, and Kurt Stalzer

In February 2007, portfolio manager David Rose left American Century to pursue another career opportunity. Veteran American Century mid-cap growth portfolio managers Glenn Fogle (16 years with the firm) and David Hollond (eight-year tenure) joined Rose's co-manager, Kurt Stalzer (seven years), as co-managers for VP Capital Appreciation.

PERFORMANCE SUMMARY

VP Capital Appreciation advanced 25.09%* for the six months ended June 30,
2007, surpassing the 10.97% return of the portfolio's benchmark, the Russell
Midcap Growth Index. VP Capital Appreciation's gain ranked among the highest in American Century's family of funds for the period.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among subprime lenders. Effective stock selection and overweight positions in the industrials and telecommunications services sectors, stock selection and an underweight position in the consumer discretionary sector, and an underweight position in the financials sector contributed to the portfolio's strong performance relative to its benchmark. Stock selection in energy -- plus a slight under weight in that sector -- trimmed those gains.
During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

INDUSTRIALS LED TOP PERFORMERS

Industrials made the largest sector contribution to VP Capital Appreciation's performance relative to its benchmark. Within the sector, the portfolio benefited from an overweight position in the aerospace and defense industry.
The investment team's focus in the industry is on companies benefiting from a replacement cycle and expanding orders in global commercial aviation. The largest contributor to fund performance for the six-month period was Precision
Castparts, a manufacturer of components for aerospace applications.
Precision's share price soared 55% for the six-month period. Another fund overweight, BE Aerospace, also benefited from the trend, with its share price climbing 61%.

The portfolio held an overweight stake in industrial conglomerates Foster
Wheeler and McDermott International. Both companies, which are involved in a variety of heavy construction areas -- including the construction of power plants -- benefited from growing global demand for energy infrastructure, a cycle the investment team believes is still in its early stages.

* Total returns for periods less than one year are not annualized.

Top Ten Holdings as of June 30, 2007

                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                         6/30/07     12/31/06

NII Holdings, Inc. Cl B                   6.6%         10.0%
Precision Castparts Corp.                 4.6%         6.4%
BE Aerospace, Inc.                        4.2%         2.3%
Medco Health Solutions Inc.               3.8%         0.5%
Nintendo Co., Ltd. ORD                    3.0%         3.7%
McDermott International, Inc.             2.7%         2.7%
Leap Wireless International, Inc.         2.3%         0.4%
Monsanto Co.                              2.3%         2.2%
GameStop Corp. Cl A                       2.1%         1.5%
AGCO Corp.                                2.1%         0.2%

------
5

VP Capital Appreciation

TELECOM AND TECHNOLOGY CONTRIBUTED TO GAINS

The portfolio reaped rewards from its largest sector overweight, telecommunications services. Our focus within the sector was wireless telecommunications. NII Holdings (our biggest holding and largest overweight position) and Millicom International Cellular SA combined accounted for nearly
12% of the portfolio's average weight for the six-month period. Both provide cellular service in burgeoning foreign markets, and each contributed significantly to relative fund performance. These companies have continued to experience strong demand, and reflect VP Capital Appreciation's focus on companies with accelerating financial growth and share price momentum.

Within the information technology sector, the share price of portfolio overweight Nintendo gained 43% during the period. Heavy consumer demand for the video-game maker's innovative Wii interactive game system continued to drive up the company's stock.

UNDERWEIGHT IN FINANCIALS HELPED

An underweight position in the financials sector benefited portfolio performance during the period, as a softening housing market and concerns surrounding subprime mortgage lenders, combined with rising interest rates, hindered sector performance.

However, an underweight position in energy detracted from relative performance. In particular, an underweight among oil and gas producers, whose share prices generally benefited from rising prices for crude oil and refined products, trimmed relative gains.

STARTING POINT FOR NEXT REPORTING PERIOD
VP Capital Appreciation's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that our process works well in the current market environment and are encouraged by the market's behavior since the Fed stopped raising interest rates. Our process has successfully guided us to companies in the aerospace and wireless telecommunications areas in particular, which are benefiting from what we believe to be long-term trends.

Top Five Industries as of June 30, 2007

                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                                6/30/07     12/31/06

Wireless Telecommunication Services              12.3%        16.2%
Aerospace & Defense                              8.8%         10.3%
Semiconductors & Semiconductor Equipment         5.9%          --
Energy Equipment & Services                      4.4%         9.0%
Health Care Providers & Services                 4.2%         5.7%

Types of Investments in Portfolio

                                                 % of          % of
                                              net assets    net assets
                                                 as of        as of
                                                6/30/07      12/31/06

Domestic Common Stocks                           89.4%        75.9%
Foreign Common Stocks(1)                         10.0%        23.7%
TOTAL COMMON STOCKS                              99.4%        99.6%
Cash and Equivalents(2)                          0.6%          0.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Expenses Paid
                 Beginning     Ending        During
                  Account     Account       Period*      Annualized
                   Value       Value        1/1/07 -       Expense
                   1/1/07     6/30/07       6/30/07        Ratio*

Actual             $1,000    $1,250.90       $5.58          1.00%
Hypothetical       $1,000    $1,019.84       $5.01          1.00%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Capital Appreciation

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.4%

AEROSPACE & DEFENSE -- 8.8%
        477,085  BE Aerospace, Inc.(1)                                $ 19,703,611
        181,112  Precision Castparts Corp.                              21,979,752
                                                                      ------------
                                                                        41,683,363
                                                                      ------------
BIOTECHNOLOGY -- 2.6%
         41,600  Celgene Corp.(1)                                        2,384,928
         63,617  CSL Ltd. ORD                                            4,746,515
        128,542  Gilead Sciences, Inc.(1)                                4,983,574
                                                                      ------------
                                                                        12,115,017
                                                                      ------------
CAPITAL MARKETS -- 2.0%
        108,900  Ameriprise Financial Inc.                               6,922,773
         99,000  Janus Capital Group Inc.                                2,756,160
                                                                      ------------
                                                                         9,678,933
                                                                      ------------
CHEMICALS -- 2.8%
         42,145  CF Industries Holdings, Inc.                            2,524,064
        159,760  Monsanto Co.                                           10,790,190
                                                                      ------------
                                                                        13,314,254
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.1%
         63,894  Corrections Corp. of America(1)                         4,032,350
         31,500  Huron Consulting Group Inc.(1)                          2,299,815
        249,517  TeleTech Holdings, Inc.(1)                              8,104,313
                                                                      ------------
                                                                        14,436,478
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 1.8%
        325,500  Corning Inc.(1)                                         8,316,525
                                                                      ------------
COMPUTERS & PERIPHERALS -- 2.2%
         54,943  Apple Inc.(1)                                           6,705,244
         76,100  SanDisk Corp.(1)                                        3,724,334
                                                                      ------------
                                                                        10,429,578
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 2.9%
         86,892  Foster Wheeler Ltd.(1)                                  9,296,575
        149,200  Quanta Services, Inc.(1)                                4,575,964
                                                                      ------------
                                                                        13,872,539
                                                                      ------------
CONTAINERS & PACKAGING -- 0.7%
         93,400  Owens-Illinois Inc.(1)                                  3,269,000
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 1.4%
         69,100  Career Education Corp.(1)                               2,333,507
         35,500  ITT Educational Services Inc.(1)                        4,166,990
                                                                      ------------
                                                                         6,500,497
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
        105,800  Cogent Communications Group, Inc.(1)                    3,160,246
                                                                      ------------

Shares                                                                       Value

ELECTRIC UTILITIES -- 0.8%
        132,735  Reliant Energy, Inc.(1)                               $ 3,577,208
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.2%
         39,900  First Solar Inc.(1)                                     3,562,671
         33,300  Vestas Wind Systems AS ORD(1)                           2,204,576
                                                                      ------------
                                                                         5,767,247
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
         64,799  Dolby Laboratories Inc. Cl A(1)                         2,294,533
         32,000  Itron Inc.(1)                                           2,494,080
                                                                      ------------
                                                                         4,788,613
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 4.4%
        186,600  Aker Kvaerner ASA ORD                                   4,745,114
         33,300  Cameron International Corp.(1)                          2,379,951
        239,200  Dresser-Rand Group Inc.(1)                              9,448,400
         42,300  National Oilwell Varco, Inc.(1)                         4,409,355
                                                                      ------------
                                                                        20,982,820
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.6%
         64,600  SUPERVALU INC.                                          2,992,272
                                                                      ------------
FOOD PRODUCTS -- 1.0%
         56,400  Bunge Ltd.                                              4,765,800
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.1%
         87,600  Align Technology Inc.(1)                                2,116,416
        144,522  Hologic, Inc.(1)                                        7,993,512
                                                                      ------------
                                                                        10,109,928
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.2%
         78,200  HealthExtras, Inc.(1)                                   2,313,156
        227,500  Medco Health Solutions Inc.(1)                         17,742,725
                                                                      ------------
                                                                        20,055,881
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
         45,900  Bally Technologies, Inc.(1)                             1,212,678
         29,700  Jack in the Box Inc.(1)                                 2,106,918
         90,900  Las Vegas Sands Corp.(1)                                6,943,851
         15,700  Penn National Gaming, Inc.(1)                             943,413
                                                                      ------------
                                                                        11,206,860
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
         56,400  NRG Energy Inc.(1)                                      2,344,548
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 2.7%
        151,530  McDermott International, Inc.(1)                       12,595,174
                                                                      ------------
INSURANCE -- 1.7%
        153,872  Loews Corp.                                             7,844,395
                                                                      ------------
INTERNET & CATALOG RETAIL -- 0.9%
         58,571  Priceline.com Inc.(1)                                   4,026,171
                                                                      ------------

------
8

VP Capital
Appreciation

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 2.3%
         47,400  Bankrate, Inc.(1)                                     $ 2,271,408
         55,700  Equinix Inc.(1)                                         5,094,879
         74,024  SAVVIS Inc.(1)                                          3,664,928
                                                                      ------------
                                                                        11,031,215
                                                                      ------------
IT SERVICES -- 2.0%
         56,700  MasterCard Inc. Cl A                                    9,404,829
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.5%
        143,100  Smith & Wesson Holding Corp.(1)                         2,396,925
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.8%
         37,300  Advanced Magnetics Inc.(1)                              2,169,368
         31,700  Invitrogen Corp.(1)                                     2,337,875
         80,900  Thermo Fisher Scientific Inc.(1)                        4,184,148
                                                                      ------------
                                                                         8,691,391
                                                                      ------------
MACHINERY -- 3.0%
        228,100  AGCO Corp.(1)                                           9,901,821
         37,800  Alfa Laval AB ORD                                       2,293,186
        100,500  Force Protection, Inc.(1)                               2,074,320
                                                                      ------------
                                                                        14,269,327
                                                                      ------------
MEDIA -- 2.3%
        126,072  Liberty Global, Inc. Series A(1)                        5,173,995
        141,500  Liberty Global, Inc. Series C(1)                        5,560,950
                                                                      ------------
                                                                        10,734,945
                                                                      ------------
METALS & MINING -- 2.3%
         37,657  Allegheny Technologies Inc.                             3,949,466
         33,900  Freeport-McMoRan Copper & Gold, Inc. Cl B               2,807,598
         56,300  RTI International Metals, Inc.(1)                       4,243,331
                                                                      ------------
                                                                        11,000,395
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 2.1%
        114,152  Massey Energy Co.                                       3,042,151
         50,400  Peabody Energy Corp.                                    2,438,352
         33,000  Range Resources Corporation                             1,234,530
         73,300  Southwestern Energy Company(1)                          3,261,850
                                                                      ------------
                                                                         9,976,883
                                                                      ------------
PERSONAL PRODUCTS -- 0.6%
         76,086  Bare Escentuals Inc.(1)                                 2,598,337
                                                                      ------------
PHARMACEUTICALS -- 1.5%
         58,500  Shire plc ADR                                           4,336,605
        118,500  Shire plc ORD                                           2,952,420
                                                                      ------------
                                                                         7,289,025
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.9%
        197,900  Cypress Semiconductor Corp.(1)                          4,609,091

Shares                                                                       Value

         87,800  Intersil Corp. Cl A                                   $ 2,762,188
        117,885  MEMC Electronic Materials Inc.(1)                       7,205,131
        202,500  Micron Technology, Inc.(1)                              2,537,325
        133,100  NVIDIA Corp.(1)                                         5,498,361
        165,900  OmniVision Technologies, Inc.(1)                        3,004,449
        212,200  ON Semiconductor Corp.(1)                               2,274,784
                                                                      ------------
                                                                        27,891,329
                                                                      ------------
SOFTWARE -- 3.2%
         81,777  Lawson Software Inc.(1)                                   808,775
         38,500  Nintendo Co., Ltd. ORD                                 14,098,899
                                                                      ------------
                                                                        14,907,674
                                                                      ------------
SPECIALTY RETAIL -- 4.1%
        253,922  GameStop Corp. Cl A(1)                                  9,928,350
        178,000  Guess?, Inc.                                            8,551,120
         38,800  Urban Outfitters Inc.(1)                                  932,364
                                                                      ------------
                                                                        19,411,834
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 3.0%
         73,600  Crocs, Inc.(1)                                          3,167,008
        100,700  Phillips-Van Heusen Corp.                               6,099,399
         23,500  Polo Ralph Lauren Corp.                                 2,305,585
         51,000  Volcom, Inc.(1)                                         2,556,630
                                                                      ------------
                                                                        14,128,622
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 12.3%
        103,700  Bharti Airtel Ltd. ORD(1)                               2,155,168
        131,400  Leap Wireless International, Inc.(1)                   11,103,299
        138,791  MetroPCS Communications, Inc.(1)                        4,585,655
         75,986  Millicom International Cellular SA(1)                   6,963,357
        167,600  MTN Group Ltd. ORD                                      2,286,015
        384,162  NII Holdings, Inc. Cl B(1)                             31,017,239
                                                                      ------------
                                                                        58,110,733
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $337,784,050)                                                    469,676,811
                                                                      ------------

Principal Amount

Temporary Cash Investments -- 1.0%
$4,600,000       FNMA Discount Notes, 4.80%, 7/2/07(2)
(Cost $4,599,387)                                                        4,600,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $342,383,437)                                                    474,276,811
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (0.4)%                                 (1,781,752)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $472,495,059
                                                                      ============

------
9

VP Capital Appreciation

Forward Foreign Currency Exchange Contracts

                               Settlement                   Unrealized
     Contracts to Sell            Date          Value      Gain (Loss)

     4,382,957  AUD for USD        7/31/07    $ 3,713,341     $(33,740)
     9,483,840  DKK for USD        7/31/07      1,726,364      (12,004)
     1,135,704  GBP for USD        7/31/07      2,279,272      (11,918)
   869,137,500  JPY for USD        7/31/07      7,083,839        44,036
       482,859  MXN for USD        7/31/07         44,618         (244)
    21,981,480  NOK for USD        7/31/07      3,728,543      (16,295)
    12,458,880  SEK for USD        7/31/07      1,823,854      (11,653)
     8,124,410  ZAR for USD        7/31/07      1,145,475      (18,556)
                                              -----------   -----------
                                              $21,545,306     $(60,374)
(Value on Settlement Date $21,484,932)

Notes to Schedule of Investments

ADR = American Depositary Receipt
AUD = Australian Dollar
DKK = Danish Krone
FNMA = Federal National Mortgage Association
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
SEK = Swedish Krona
USD = United States Dollar
ZAR = South African Rand

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $342,383,437)               $ 474,276,811

Cash                                                                       695,136

Foreign currency holdings, at value (cost of $10,255)                       10,299

Receivable for investments sold                                          8,148,100

Receivable for forward foreign currency exchange contracts                  44,036

Dividends and interest receivable                                           30,843
                                                                     -------------
                                                                       483,205,225
                                                                     -------------

LIABILITIES

Payable for investments purchased                                       10,224,041

Payable for forward foreign currency exchange contracts                    104,410

Accrued management fees                                                    381,715
                                                                     -------------
                                                                        10,710,166
                                                                     -------------

NET ASSETS                                                            $472,495,059
                                                                     =============

CLASS I CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                             100,000,000

Outstanding                                                             34,452,365

Net Asset Value Per Share                                                   $13.71

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $346,320,671

Accumulated net investment loss                                          (717,189)

Accumulated net realized loss on investment and foreign currency
transactions                                                           (4,925,014)

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                        131,816,591
                                                                     -------------
                                                                      $472,495,059
                                                                     =============

See Notes to Financial Statements

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $139,602)                  $ 1,264,579

Interest                                                                   102,865
                                                                       -----------
                                                                         1,367,444
                                                                       -----------

EXPENSES:

Management fees                                                          1,990,391

Directors' fees and expenses                                                 3,237

Other expenses                                                               3,620
                                                                       -----------
                                                                         1,997,248
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             (629,804)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
and foreign currency transactions                                       45,726,928

Change in net unrealized appreciation
(depreciation) on investments and translations
of assets and liabilities in foreign currencies                         45,477,677
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 91,204,605
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $90,574,801
                                                                       ===========

See Notes to Financial Statements

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                       2007            2006

OPERATIONS

Net investment income (loss)                          $ (629,804)    $(1,297,078)

Net realized gain (loss)                               45,726,928      33,043,501

Change in net unrealized
appreciation (depreciation)                            45,477,677      18,423,822
                                                     ------------    ------------
Net increase (decrease) in net
assets resulting from operations                       90,574,801      50,170,245
                                                     ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                              67,815,272      59,389,879

Payments for shares redeemed                         (25,780,127)   (101,037,213)
                                                     ------------    ------------
Net increase (decrease) in net assets
from capital share transactions                        42,035,145    (41,647,334)
                                                     ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS                 132,609,946       8,522,911

NET ASSETS

Beginning of period                                   339,885,113     331,362,202
                                                     ------------    ------------
End of period                                        $472,495,059    $339,885,113
                                                     ============    ============

Accumulated net investment loss                        $(717,189)       $(84,778)
                                                     ============    ============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                    5,539,288       5,744,792

Redeemed                                              (2,111,899)    (10,157,891)
                                                     ------------    ------------
Net increase (decrease) in shares of the fund           3,427,389     (4,413,099)
                                                     ============    ============

See Notes to Financial Statements

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13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

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14

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(48,984,729), which may be used to offset future taxable gains. Capital loss carryovers of $(5,031,404) and
$(43,953,325) expire in 2009 and 2010, respectively.

The fund has elected to treat $(180,788) of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.90% to
1.00%. The effective annual management fee for the fund for the six months ended June 30, 2007 was 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of
JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $333,329,945 and
$293,489,360, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                            $343,141,510
                                                          =============
Gross tax appreciation of investments                      $132,339,821
Gross tax depreciation of investments                       (1,204,520)
                                                          -------------
Net tax appreciation (depreciation) of investments         $131,135,301
                                                          =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

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16

5. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

6. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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17

FINANCIAL HIGHLIGHTS
VP Capital Appreciation

Class I

For a Share Outstanding Throughout the Years
Ended December 31 (except as noted)

                  2007(1)      2006        2005       2004      2003          2002

PER-SHARE DATA

Net Asset
Value,
Beginning
of Period             $10.96       $9.35       $7.66      $7.12       $5.91       $7.50
                    --------    --------    --------   --------    --------    --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)               (0.02)      (0.04)      (0.04)     (0.04)      (0.04)      (0.04)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 2.77        1.65        1.73       0.58        1.25      (1.55)
                    --------    --------    --------   --------    --------    --------
 Total From
 Investment
 Operations             2.75        1.61        1.69       0.54        1.21      (1.59)
                    --------    --------    --------   --------    --------    --------

Net Asset
Value, End
of Period             $13.71      $10.96       $9.35      $7.66       $7.12       $5.91
                    ========    ========    ========   ========    ========    ========

TOTAL
RETURN(2)             25.09%      17.22%      22.06%      7.58%      20.47%    (21.20)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.00%(3)       1.00%       1.00%      1.00%       1.00%       1.00%

Ratio of
Net
Investment
Income
(Loss) to
Average Net
Assets            (0.32)%(3)     (0.37)%     (0.46)%    (0.57)%     (0.58)%     (0.55)%

Portfolio
Turnover
Rate                     74%        218%        223%       262%        150%        124%

Net Assets,
End of
Period (in
thousands)          $472,495    $339,885    $331,362   $264,652    $285,394    $260,897

(1) Six months ended June 30, 2007 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

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18

APPROVAL OF MANAGEMENT AGREEMENT
VP Capital Appreciation

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Capital Appreciation (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
19

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
20

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
21

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
22

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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23

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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0708
SH-SAN-55635

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report               June 30, 2007

[photo of summer]

VP Income & Growth Fund

[american century investments logo and type logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)           7.18%
Russell 1000 Growth Index                8.13%
Russell 1000 Value Index                 6.23%

RUSSELL MIDCAP INDEX                     9.90%
Russell Midcap Growth Index             10.97%
Russell Midcap Value Index               8.69%

RUSSELL 2000 INDEX (SMALL-CAP)           6.45%
Russell 2000 Growth Index                9.33%
Russell 2000 Value Index                 3.80%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
VP Income & Growth

Total Returns as of June 30, 2007
                                            Average Annual Returns
                                                           Since     Inception
                      6 months(1)  1 year    5 years     Inception      Date

CLASS I                  7.85%     22.79%     11.66%       7.75%      10/30/97

S&P 500 INDEX(2)         6.96%     20.59%     10.71%       7.09%         --

Class II                 7.71%     22.65%     11.40%       9.30%       5/1/02

Class III                7.85%     22.79%     11.66%      12.06%      6/26/02

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Income & Growth

Growth of $10,000 Over Life of Class

$10,000 investment made October 30, 1997

One-Year Returns Over Life of Class
Periods ended June 30
             1998*     1999      2000     2001       2002     2003      2004     2005     2006     2007

Class I      26.63%   18.54%    3.68%    -10.84%   -14.54%    0.71%    21.02%    8.29%   7.12%    22.79%

S&P 500
Index        26.79%   22.76%    7.25%    -14.83%   -17.99%    0.25%    19.11%    6.32%   8.63%    20.59%

*From 10/30/97, Class I's inception date, to 6/30/98. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, Zili Zhang, and Lynette
Pang

PERFORMANCE SUMMARY

VP Income & Growth returned 7.85%* for the six months ended June 30, 2007, outperforming the 6.96% return of its benchmark, the S&P 500 Index. In addition, VP Income & Growth has outpaced the S&P 500 over longer time periods
(see pages 3 and 4 for more performance information).

On an absolute basis, nine out of the ten sectors in the portfolio contributed positively to performance. The leading sectors included energy, industrials, and materials, all of which benefited from improving global economic growth and rising commodity prices. The only sector of the portfolio to decline during the period was financials, which was weighed down by rising interest rates.

The key behind the portfolio's outperformance of the S&P 500 in the first half of 2007 was favorable stock selection. This is consistent with our investment approach, which emphasizes individual security selection over sector weightings.

MATERIALS AND INDUSTRIALS OUTPERFORMED

Stock selection worked best in the most economically sensitive segments of the market, most notably materials and industrials. The portfolio's materials holdings returned 42% as a group during the six-month period, led by chemicals companies and metals & mining stocks.

Chemicals producer Lyondell Chemical was one of the top contributors to performance. In addition to its specialty chemicals business, Lyondell has an oil-refining unit that contributed significantly to earnings as higher gasoline prices boosted refining profit margins. Other strong contributors in the materials sector included steelmaker United States Steel and copper producer Freeport-McMoRan Copper & Gold, both of which benefited from rising metals prices.

In the industrials sector, stock selection among machinery manufacturers and an underweight in industrial conglomerates added the most value. The portfolio's best individual performer was engine maker Cummins, which gained
72% for the six-month period. The company enjoyed strong results from its power generation business, and it is also poised to benefit from the stricter emissions rules for heavy-duty trucks that will be implemented over the next several years.

Top Ten Holdings as of June 30, 2007
                                                    % of          % of
                                                 net assets    net assets
                                                   as of          as of
                                                  6/30/07       12/31/06

Exxon Mobil Corp.                                   5.0%          5.4%
Citigroup Inc.                                      3.3%          4.7%
Bank of America Corp.                               3.1%          3.4%
Chevron Corp.                                       2.8%          2.6%
International Business Machines Corp.               2.6%          4.8%
Pfizer Inc.                                         2.6%          2.4%
Hewlett-Packard Co.                                 2.2%          2.4%
ConocoPhillips                                      2.2%          2.0%
Morgan Stanley                                      2.1%          3.4%
JPMorgan Chase & Co.                                2.1%          1.2%

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

------
5

VP Income & Growth

CONSUMER STOCKS ADDED VALUE

The consumer discretionary and consumer staples sectors of the portfolio also contributed to VP Income & Growth's outperformance of the S&P 500. Much of the outperformance in these sectors resulted from stocks we avoided or underweighted compared with the index. Examples included consumer products maker Procter & Gamble, coffee retailer Starbucks, and media companies such as
Time Warner and Comcast, all of which declined during the reporting period.

Consumer stocks in the portfolio (but not in the index) that contributed favorably to results included household products maker Tupperware Brands, auto parts maker ArvinMeritor, online travel agency Expedia, and food processor
Seaboard.

HEALTH CARE AND FINANCIALS DETRACTED

Stock selection proved less successful in the financials sector, which included four of the ten worst relative performance contributors in the portfolio. Commercial banks with significant exposure to the mortgage sector suffered sharp declines, even if their exposure to the imploding subprime market was limited. Consequently, our overweight positions in IndyMac Bancorp and Washington Mutual detracted from performance.

Another area of relative weakness was health care, which was the best-contributing sector in 2006. Biotechnology firm Amgen, a portfolio overweight, declined amid safety concerns about one of its blockbuster drugs, while health care services provider AMERIGROUP struggled with higher medical costs.

STARTING POINT FOR NEXT REPORTING PERIOD

Volatility in the stock market increased in the first half 2007 as investors grew concerned about the impact of higher gas prices, declining real estate values, and increasing subprime mortgage defaults on the economy in general and consumer spending in particular. This uncertainty, along with slower corporate earnings growth, is likely to continue into the second half of the year, which could lead to a choppy market environment.

Our focus will remain on our disciplined, balanced investment approach, which we believe will continue to produce favorable results over the long term.

Five Largest Overweights as of June 30, 2007
                                                    % of          % of
                                                portfolio's      S&P 500
                                                   stocks         Index

Northrop Grumman Corp.                              1.7%          0.2%
ACE Ltd.                                            1.7%          0.2%
Exxon Mobil Corp.                                   5.0%          3.5%
Washington Mutual, Inc.                             1.7%          0.3%
International Business Machines Corp.               2.5%          1.1%

Five Largest Underweights as of June 30, 2007
                                                    % of          % of
                                                portfolio's      S&P 500
                                                   stocks         Index

General Electric Co.                                1.3%          3.0%
American International Group, Inc.                  0.1%          1.4%
Procter & Gamble Co. (The)                          0.2%          1.4%
Cisco Systems Inc.                                  0.2%          1.3%
Intel Corp.                                        --(1)          1.0%

(1) Security is less than 0.05% of the portfolio's stocks.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Ending
                          Beginning      Account     Expenses Paid     Annualized
                        Account Value     Value      During Period*     Expense
                           1/1/07        6/30/07    1/1/07 - 6/30/07     Ratio*
ACTUAL
Class I                    $1,000       $1,078.50        $3.61           0.70%
Class II                   $1,000       $1,077.10        $4.89           0.95%
Class III                  $1,000       $1,078.50        $3.61           0.70%

HYPOTHETICAL
Class I                    $1,000       $1,021.32        $3.51           0.70%
Class II                   $1,000       $1,020.08        $4.76           0.95%
Class III                  $1,000       $1,021.32        $3.51           0.70%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Income & Growth

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 100.7%

AEROSPACE & DEFENSE -- 2.3%
          26,306  Lockheed Martin Corp.                                $ 2,476,184
         136,318  Northrop Grumman Corp.                                10,615,083
          14,961  Raytheon Company                                         806,248
                                                                      ------------
                                                                        13,897,515
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 1.1%
          16,736  FedEx Corporation                                      1,857,194
          65,136  United Parcel Service, Inc. Cl B                       4,754,928
                                                                      ------------
                                                                         6,612,122
                                                                      ------------
AIRLINES -- 0.1%
          52,396  Southwest Airlines Co.                                   781,224
                                                                      ------------
AUTO COMPONENTS -- 1.9%
         163,845  ArvinMeritor, Inc.(1)                                  3,637,359
          88,186  Magna International Inc. Cl A                          8,024,044
                                                                      ------------
                                                                        11,661,403
                                                                      ------------
BEVERAGES -- 0.8%
          34,176  Coca-Cola Enterprises Inc.                               820,224
          34,235  Molson Coors Brewing Co.                               3,165,369
          15,796  Pepsi Bottling Group Inc.                                532,009
           4,961  PepsiAmericas, Inc.(1)                                   121,842
                                                                      ------------
                                                                         4,639,444
                                                                      ------------
BIOTECHNOLOGY -- 1.4%
         154,045  Amgen Inc.(2)                                          8,517,148
                                                                      ------------
CAPITAL MARKETS -- 6.4%
          28,379  Blackstone Group L.P. (The)(2)                           830,653
          56,578  Goldman Sachs Group, Inc. (The)                       12,263,282
          63,139  Lehman Brothers Holdings Inc.                          4,705,118
          98,813  Merrill Lynch & Co., Inc.                              8,258,791
         154,249  Morgan Stanley                                        12,938,406
                                                                      ------------
                                                                        38,996,250
                                                                      ------------
CHEMICALS -- 2.1%
         126,050  Celanese Corp., Series A                               4,888,219
         210,720  Lyondell Chemical Co.                                  7,821,926
                                                                      ------------
                                                                        12,710,145
                                                                      ------------
COMMERCIAL BANKS -- 0.2%
          22,277  Comerica Inc.                                          1,324,813
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
          26,993  Labor Ready Inc.(1)(2)                                   623,808
          14,087  Watson Wyatt Worldwide, Inc. Cl A(1)                     711,112
                                                                      ------------
                                                                         1,334,920
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 0.2%
          37,103  Cisco Systems Inc.(2)                                  1,033,319
                                                                      ------------

Shares                                                                       Value

COMPUTERS & PERIPHERALS -- 2.4%
         306,058  Hewlett-Packard Co.                                 $ 13,656,308
          10,486  Lexmark International, Inc. Cl A(1)(2)                   517,065
          20,561  Western Digital Corp.(2)                                 397,855
                                                                      ------------
                                                                        14,571,228
                                                                      ------------
CONSUMER FINANCE -- 0.1%
          25,834  AmeriCredit Corp.(1)(2)                                  685,893
                                                                      ------------
CONTAINERS & PACKAGING -- 0.5%
          73,632  Sonoco Products Co.                                    3,152,186
                                                                      ------------
DISTRIBUTORS -- 0.2%
          83,135  Building Materials Holding Corp.(1)                    1,179,686
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
          18,841  Sotheby's                                                867,063
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 8.5%
         381,414  Bank of America Corp.                                 18,647,330
         397,316  Citigroup Inc.                                        20,378,338
         262,668  JPMorgan Chase & Co.                                  12,726,265
                                                                      ------------
                                                                        51,751,933
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.3%
         172,354  AT&T Inc.                                              7,152,691
           6,473  Embarq Corp.                                             410,194
         305,426  Verizon Communications Inc.                           12,574,388
           9,751  Windstream Corp.                                         143,925
                                                                      ------------
                                                                        20,281,198
                                                                      ------------
ELECTRIC UTILITIES -- 0.4%
          33,288  Edison International                                   1,868,122
          14,967  Progress Energy Inc.                                     682,346
                                                                      ------------
                                                                         2,550,468
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
          48,303  Arrow Electronics, Inc.(2)                             1,856,284
         156,113  Avnet Inc.(2)                                          6,188,320
          67,907  Nam Tai Electronics, Inc.(1)                             809,451
         252,909  Vishay Intertechnology, Inc.(1)(2)                     4,001,020
                                                                      ------------
                                                                        12,855,075
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
         185,352  Grey Wolf Inc.(1)(2)                                   1,527,300
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.2%
          30,053  Kroger Co. (The)                                         845,391
           9,397  SUPERVALU INC.                                           435,269
                                                                      ------------
                                                                         1,280,660
                                                                      ------------
FOOD PRODUCTS -- 1.2%
           9,457  ConAgra Foods, Inc.                                      254,015
          84,332  General Mills, Inc.                                    4,926,675

------
8

VP Income & Growth

Shares                                                                       Value

           7,399  Kraft Foods Inc. Cl A                                  $ 260,815
             842  Seaboard Corp.(1)                                      1,974,490
                                                                      ------------
                                                                         7,415,995
                                                                      ------------
GAS UTILITIES -- 0.3%
          41,082  Nicor Inc.(1)                                          1,763,239
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.1%
          77,214  Becton, Dickinson & Co.                                5,752,443
          15,637  West Pharmaceutical Services Inc.(1)                     737,285
                                                                      ------------
                                                                         6,489,728
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.8%
          87,820  Aetna Inc.                                             4,338,308
          32,409  AMERIGROUP Corporation(1)(2)                             771,334
          12,383  AmerisourceBergen Corp.                                  612,587
          52,945  Apria Healthcare Group Inc.(1)(2)                      1,523,228
           2,986  Coventry Health Care Inc.(2)                             172,143
          45,249  Healthspring Inc.(2)                                     862,446
         121,069  Humana Inc.(2)                                         7,374,313
         141,083  McKesson Corp.                                         8,414,190
          54,935  WellCare Health Plans Inc.(1)(2)                       4,972,167
           1,568  WellPoint Inc.(2)                                        125,173
                                                                      ------------
                                                                        29,165,889
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
          40,684  Darden Restaurants, Inc.                               1,789,689
          96,508  McDonald's Corporation                                 4,898,747
           8,582  Wyndham Worldwide Corp.(2)                               311,183
                                                                      ------------
                                                                         6,999,619
                                                                      ------------
HOUSEHOLD DURABLES -- 2.8%
           6,797  Black & Decker Corporation                               600,243
          22,439  Blyth, Inc.(1)                                           596,429
          55,134  KB Home                                                2,170,626
          89,428  Newell Rubbermaid Inc.                                 2,631,866
           9,693  NVR, Inc.(1)(2)                                        6,588,816
         157,663  Tupperware Brands Corp.(1)                             4,531,235
                                                                      ------------
                                                                        17,119,215
                                                                      ------------
HOUSEHOLD PRODUCTS -- 1.9%
         151,624  Kimberly-Clark Corp.                                  10,142,129
          23,509  Procter & Gamble Co. (The)                             1,438,516
                                                                      ------------
                                                                        11,580,645
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
          62,694  TXU Corp.                                              4,219,306
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 1.9%
         211,270  General Electric Co.                                   8,087,415
         102,215  Tyco International Ltd.                                3,453,845
                                                                      ------------
                                                                        11,541,260
                                                                      ------------

Shares                                                                       Value

INSURANCE -- 5.4%
         163,668  ACE, Ltd.                                           $ 10,232,522
          36,270  American Financial Group, Inc.                         1,238,621
           8,839  American International Group, Inc.                       618,995
          52,829  Arch Capital Group Ltd.(2)                             3,832,216
         120,879  Aspen Insurance Holdings Ltd.                          3,393,074
          63,637  Axis Capital Holdings Ltd.                             2,586,844
         143,834  Endurance Specialty Holdings Ltd.                      5,759,113
          19,868  Odyssey Re Holdings Corp.(1)                             852,139
          39,720  PartnerRe Ltd.(1)                                      3,078,300
          17,399  XL Capital Ltd. Cl A                                   1,466,562
                                                                      ------------
                                                                        33,058,386
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 0.6%
         210,899  United Online, Inc.(1)                                 3,477,725
                                                                      ------------
IT SERVICES -- 5.7%
         181,818  Accenture Ltd. Cl A                                    7,798,174
          64,371  Acxiom Corp.                                           1,702,613
         118,116  Computer Sciences Corp.(2)                             6,986,561
         101,763  Electronic Data Systems Corp.                          2,821,888
         148,252  International Business Machines Corp.                 15,603,523
                                                                      ------------
                                                                        34,912,759
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.7%
          34,858  Eastman Kodak Co.(1)                                     970,098
         203,274  Hasbro, Inc.                                           6,384,836
         119,455  Mattel, Inc.                                           3,021,017
                                                                      ------------
                                                                        10,375,951
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
         163,099  Applera Corporation - Applied Biosystems Group         4,981,043
                                                                      ------------
MACHINERY -- 0.7%
          39,857  Cummins Inc.                                           4,033,927
                                                                      ------------
MEDIA -- 1.8%
         130,870  CBS Corp. Cl B                                         4,360,588
          24,336  Idearc Inc.(1)                                           859,791
          18,810  Sinclair Broadcast Group, Inc. Cl A                      267,478
         169,065  Walt Disney Co. (The)                                  5,771,880
                                                                      ------------
                                                                        11,259,737
                                                                      ------------
METALS & MINING -- 1.4%
          27,284  Freeport-McMoRan Copper & Gold, Inc.(1)                2,259,661
          56,878  United States Steel Corp.                              6,185,482
                                                                      ------------
                                                                         8,445,143
                                                                      ------------
MULTILINE RETAIL -- 0.3%
          58,104  Big Lots, Inc.(1)(2)                                   1,709,420
                                                                      ------------

------
9

VP Income & Growth

Shares                                                                       Value

OFFICE ELECTRONICS -- 0.6%
         213,939  Xerox Corp.(2)                                       $ 3,953,593
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 14.0%
         204,764  Chevron Corp.                                         17,249,319
         170,533  ConocoPhillips                                        13,386,841
          64,444  EnCana Corp.                                           3,960,084
         366,231  Exxon Mobil Corp.                                     30,719,455
          90,292  Marathon Oil Corp.                                     5,413,908
          84,470  Occidental Petroleum Corp.                             4,889,124
          26,119  Tesoro Corp.                                           1,492,701
         106,845  Valero Energy Corp.                                    7,891,572
                                                                      ------------
                                                                        85,003,004
                                                                      ------------
PHARMACEUTICALS -- 6.1%
         251,999  Biovail Corp.(1)                                       6,405,815
         144,055  Johnson & Johnson                                      8,876,669
         156,942  King Pharmaceuticals, Inc.(2)                          3,211,033
          31,969  Merck & Co., Inc.                                      1,592,056
         609,228  Pfizer Inc.                                           15,577,960
         100,777  ViroPharma Inc.(1)(2)                                  1,390,723
                                                                      ------------
                                                                        37,054,256
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
         121,125  iStar Financial Inc.(1)                                5,369,471
          84,057  KKR Financial Holdings LLC(1)                          2,093,860
                                                                      ------------
                                                                         7,463,331
                                                                      ------------
ROAD & RAIL -- 1.0%
          22,444  Burlington Northern Santa Fe Corp.                     1,910,882
          26,262  CSX Corporation                                        1,183,891
          25,711  Norfolk Southern Corp.                                 1,351,627
          16,032  Union Pacific Corp.                                    1,846,085
                                                                      ------------
                                                                         6,292,485
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
         276,992  Amkor Technology Inc.(1)(2)                            4,362,624
         172,300  Applied Materials, Inc.                                3,423,601
           1,147  Intel Corp.                                               27,253
          69,276  Lam Research Corp.(1)(2)                               3,560,786
           3,889  Novellus Systems, Inc.(1)(2)                             110,331
                                                                      ------------
                                                                        11,484,595
                                                                      ------------
SOFTWARE -- 1.9%
         365,386  Microsoft Corporation                                 10,767,926
          22,851  Sybase, Inc.(1)(2)                                       545,910
                                                                      ------------
                                                                        11,313,836
                                                                      ------------
SPECIALTY RETAIL -- 1.6%
           8,515  American Eagle Outfitters, Inc.                          218,495
          58,146  Brown Shoe Company, Inc.                               1,414,111

Shares                                                                       Value

           2,997  Dress Barn Inc.(1)(2)                                    $61,498
         209,052  RadioShack Corp.(1)                                    6,927,983
          44,761  Rent-A-Center Inc.(1)(2)                               1,174,081
                                                                      ------------
                                                                         9,796,168
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 3.1%
          52,953  Corus Bankshares Inc.(1)                                 913,969
         138,494  Countrywide Financial Corporation                      5,034,257
          76,400  IndyMac Bancorp, Inc.(1)                               2,228,588
         251,618  Washington Mutual, Inc.                               10,728,991
                                                                      ------------
                                                                        18,905,805
                                                                      ------------
TOBACCO -- 0.2%
          10,693  Altria Group Inc.                                        750,007
          10,438  Reynolds American Inc.                                   680,558
                                                                      ------------
                                                                         1,430,565
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $483,995,600)                                                    613,457,618
                                                                      ------------

Temporary Cash Investments -- 0.3%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $1,735,281), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $1,700,616)
(Cost $1,700,000)                                                        1,700,000
                                                                      ------------

Temporary Cash Investments - Securities Lending Collateral(3) -- 8.3%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $50,425,244)
(Cost $50,402,647)                                                      50,402,647
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 109.3%
(Cost $536,098,247)                                                    665,560,265
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (9.3)%                                (56,352,576)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $609,207,689
                                                                      ============

Notes to Schedule of Investments

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)
ASSETS

Investment securities, at value (cost of $485,695,600) --
including $49,246,463 of securities on loan                           $615,157,618

Investments made with cash collateral received for securities on
loan, at value (cost of $50,402,647)                                    50,402,647
                                                                      ------------
Total investment securities, at value (cost of $536,098,247)           665,560,265

Dividends and interest receivable                                          600,899
                                                                      ------------
                                                                       666,161,164
                                                                      ------------
LIABILITIES

Disbursements in excess of demand deposit cash                           6,168,271

Payable for collateral received on securities on loan                   50,402,647

Accrued management fees                                                    376,574

Distribution fees payable                                                    5,983
                                                                      ------------
                                                                        56,953,475
                                                                      ------------

NET ASSETS                                                            $609,207,689
                                                                      ============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $442,942,081

Undistributed net investment income                                      4,248,092

Undistributed net realized gain on investment transactions              32,555,498

Net unrealized appreciation on investments                             129,462,018
                                                                      ------------
                                                                      $609,207,689
                                                                      ============
CLASS I, $0.01 PAR VALUE
Net assets                                                            $571,447,358
Shares outstanding                                                      62,586,753
Net asset value per share                                                    $9.13

CLASS II, $0.01 PAR VALUE
Net assets                                                             $28,185,554
Shares outstanding                                                       3,088,877
Net asset value per share                                                    $9.12

CLASS III, $0.01 PAR VALUE
Net assets                                                              $9,574,777
Shares outstanding                                                       1,048,587
Net asset value per share                                                    $9.13

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $50,429)                   $ 6,419,210
Interest                                                                    71,743

Securities lending                                                          59,711
                                                                       -----------
                                                                         6,550,664
                                                                       -----------
EXPENSES:

Management fees                                                          2,241,682

Distribution fees -- Class II                                               34,744

Directors' fees and expenses                                                 5,654

Other expenses                                                              10,624
                                                                       -----------
                                                                         2,292,704
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             4,257,960
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     40,406,722

Change in net unrealized appreciation (depreciation)
on investments                                                           3,785,975
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 44,192,697
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $48,450,657
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                             2007            2006

OPERATIONS

Net investment income (loss)                           $ 4,257,960    $ 11,831,833

Net realized gain (loss)                                40,406,722      57,685,943

Change in net unrealized
appreciation (depreciation)                              3,785,975      37,715,897
                                                      ------------   -------------
Net increase (decrease) in net assets resulting
from operations                                         48,450,657     107,233,673
                                                      ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Class I                                              (11,037,980)    (14,163,521)
 Class II                                                (440,604)       (426,144)
 Class III                                               (179,392)        (99,168)
                                                      ------------   -------------
Decrease in net assets from distributions             (11,657,976)    (14,688,833)
                                                      ------------   -------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                       (80,859,396)   (245,059,530)
                                                      ------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS                 (44,066,715)   (152,514,690)

NET ASSETS

Beginning of period                                    653,274,404     805,789,094
                                                      ------------   -------------
End of period                                         $609,207,689   $ 653,274,404
                                                      ============   =============

Undistributed net investment income                     $4,248,092     $11,648,108
                                                      ============   =============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

------
14

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(2,757,605) expiring in 2010, which may be used to offset future taxable gains.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70%
for Class I, Class II and Class III. The effective annual management fee for each class of the fund for the six months ended June 30, 2007 was 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

------
15

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $154,218,014 and
$235,229,929, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                       $540,234,998
                                                                     =============
Gross tax appreciation of investments                                 $134,204,290

Gross tax depreciation of investments                                  (8,879,023)
                                                                     -------------
Net tax appreciation (depreciation) of investments                    $125,325,267
                                                                     =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                    Six months ended June 30, 2007    Year ended December 31, 2006
                           Shares           Amount         Shares           Amount
CLASS I/
SHARES AUTHORIZED     300,000,000                     300,000,000
                     ============                    ============
Sold                    2,796,524     $ 24,708,850      7,269,030     $ 56,654,260

Issued in
reinvestment of
distributions           1,329,877       11,037,980      1,898,595       14,163,521

Redeemed             (12,853,409)    (114,724,668)   (40,653,523)    (315,494,267)
                     ------------   --------------   ------------   --------------
                      (8,727,008)     (78,977,838)   (31,485,898)    (244,676,486)
                     ------------   --------------   ------------   --------------
CLASS II/
SHARES AUTHORIZED      50,000,000                      50,000,000
                     ============                    ============
Sold                      335,338        3,022,186        590,568        4,615,912

Issued in
reinvestment of
distributions              53,085          440,604         57,124          426,144

Redeemed                (523,026)      (4,674,062)    (1,139,010)      (8,829,875)
                     ------------   --------------   ------------   --------------
                        (134,603)      (1,211,272)      (491,318)      (3,787,819)
                     ------------   --------------   ------------   --------------
CLASS III/
SHARES AUTHORIZED      50,000,000                      50,000,000
                     ============                    ============
Sold                      303,705        2,717,911        598,120        4,980,918

Issued in
reinvestment of
distributions              21,614          179,392         13,293           99,168

Redeemed                (416,288)   (3,567,589)(1)      (217,395)   (1,675,311)(2)
                     ------------   --------------   ------------   --------------
                         (90,969)        (670,286)        394,018        3,404,775
                     ------------   --------------   ------------   --------------
Net increase
(decrease)            (8,952,580)    $(80,859,396)   (31,583,198)   $(245,059,530)
                     ============   ==============   ============   ==============

(1) Net of redemption fees of $4,224.

(2) Net of redemption fees of $374.

------
16

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $49,246,463 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $50,402,647. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006        2005        2004       2003        2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $8.63      $7.51       $7.32       $6.57      $5.16       $6.46
                       -------    -------     -------     -------    -------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                0.06       0.14        0.13        0.14       0.10        0.08

 Net Realized
 and
 Unrealized
 Gain (Loss)              0.60       1.12        0.20        0.71       1.38      (1.32)
                       -------    -------     -------     -------    -------     -------
 Total From
 Investment
 Operations               0.66       1.26        0.33        0.85       1.48      (1.24)
                       -------    -------     -------     -------    -------     -------
Distributions

 From Net
 Investment
 Income                 (0.16)     (0.14)      (0.14)      (0.10)     (0.07)      (0.06)
                       -------    -------     -------     -------    -------     -------
Net Asset Value,
End of Period            $9.13      $8.63       $7.51       $7.32      $6.57       $5.16
                       =======    =======     =======     =======    =======     =======

TOTAL RETURN(3)          7.85%     17.09%       4.63%      12.99%     29.35%    (19.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets    0.70%(4)      0.70%       0.70%       0.70%      0.70%       0.70%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            1.35%(4)      1.75%       1.81%       2.08%      1.78%       1.32%

Portfolio
Turnover Rate              24%        63%         76%         75%        71%         72%

Net Assets, End
of Period
(in thousands)        $571,447   $615,658    $772,330    $805,904   $826,785    $614,424

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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18

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                         2007(1)      2006      2005     2004      2003    2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $8.62     $7.50     $7.30    $6.56     $5.15      $6.22
                         -------   -------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           0.05      0.12      0.11     0.13      0.09       0.05

 Net Realized and
 Unrealized Gain
 (Loss)                     0.59      1.12      0.22     0.69      1.39     (1.12)
                         -------   -------   -------  -------   -------    -------
 Total From
 Investment
 Operations                 0.64      1.24      0.33     0.82      1.48     (1.07)
                         -------   -------   -------  -------   -------    -------
Distributions

 From Net
 Investment
 Income                   (0.14)    (0.12)    (0.13)   (0.08)    (0.07)         --
                         -------   -------   -------  -------   -------    -------
Net Asset Value,
End of Period              $9.12     $8.62     $7.50    $7.30     $6.56      $5.15
                         =======   =======   =======  =======   =======    =======

TOTAL RETURN(4)            7.71%    16.81%     4.52%   12.57%    29.19%   (17.20)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.95%(5)     0.95%     0.95%    0.95%     0.95%   0.95%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              1.10%(5)     1.50%     1.56%    1.83%     1.53%   1.42%(5)

Portfolio Turnover
Rate                         24%       63%       76%      75%       71%     72%(6)

Net Assets,
End of Period
(in thousands)           $28,186   $27,778   $27,857  $25,218   $14,370     $1,533

(1) Six months ended June 30, 2007 (unaudited).

(2) May 1, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
19

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                         2007(1)     2006      2005      2004      2003    2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $8.63    $7.51     $7.32     $6.57     $5.16      $5.63
                         -------  -------   -------   -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(3)           0.06     0.13      0.13      0.15      0.11       0.04

 Net Realized and
 Unrealized Gain
 (Loss)                     0.60     1.13      0.20      0.70      1.37     (0.51)
                         -------  -------   -------   -------   -------    -------
 Total From
 Investment
 Operations                 0.66     1.26      0.33      0.85      1.48     (0.47)
                         -------  -------   -------   -------   -------    -------
Distributions

 From Net
 Investment
 Income                   (0.16)   (0.14)    (0.14)    (0.10)    (0.07)         --
                         -------  -------   -------   -------   -------    -------
Net Asset Value,
End of Period              $9.13    $8.63     $7.51     $7.32     $6.57      $5.16
                         =======  =======   =======   =======   =======    =======

TOTAL RETURN(4)            7.85%   17.09%     4.63%    12.99%    29.35%    (8.35)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.70%(5)    0.70%     0.70%     0.70%     0.70%   0.70%(5)

Ratio of Net
Investment Income
(Loss) to
Average Net Assets      1.35%(5)    1.75%     1.81%     2.08%     1.75%   1.63%(5)

Portfolio Turnover
Rate                         24%      63%       76%       75%       71%     72%(6)

Net Assets,
End of Period
(in thousands)            $9,575   $9,838    $5,601    $3,683    $1,669       $376

(1) Six months ended June 30, 2007 (unaudited).

(2) June 26, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
20

APPROVAL OF MANAGEMENT AGREEMENT
VP Income & Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Income & Growth (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
21

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
22

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Performance information presented to the Directors showed that the fund's performance was above its benchmark for both the one- and three-year periods.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
23

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
24

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class
II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
25

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
26

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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27

NOTES

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28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55632

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report           June 30, 2007

[photo of summer boat]

VP International Fund

[american century investments logo and text logo]

[inside cover blank]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .       2
      International Equity Total Returns . . . . . . . . . . . . . . . . .       2

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Mark On, Chief Investment Officer, International Equity

In May 2007, Mark On became the chief investment officer of our International
Equity discipline.

INTERNATIONAL STOCKS HIGHER

International equities registered healthy gains for the six months ended June
30, 2007, with many global equity markets posting double-digit returns. Market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe, and Latin America approached or established record highs.

The ride was bumpy, however. Global equity markets sold off sharply in March and endured a volatile June as investors pondered the implications of trouble in the U.S. subprime mortgage market for the broader economy, and a potential ripple effect from slower consumer spending. A number of factors, however, helped international equities bounce back to post solid gains. Steady global growth, massive liquidity, corporate share buybacks, and record merger-and-acquisition activity all buoyed global asset prices.

Emerging market shares, whose performance is most closely tied to global growth and investor appetite for risk, performed best. European stocks were next, while shares of Japanese equities lagged. Looking at performance by style, growth shares narrowly led value, as measured by the MSCI EAFE Growth and Value indexes, breaking a lengthy streak of value outperformance.

HEALTHY GLOBAL GROWTH

Despite a slowdown in U.S. economic growth, the global economy remained resilient. Strong consumer and corporate demand, reasonably low inflation, improving labor markets, and moderate (though rising) global interest rates have provided steady support for global growth since the recovery began in
2002.

Healthy economic growth prompted the European Central Bank and Bank of England to hike short-term interest rates twice during the period. The Bank of Japan also raised interest rates as the country's unemployment fell to a nine-year low.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our international team is dedicated to searching for companies to help drive investment performance.

International Equity Total Returns

For the six months ended June 30, 2007*

MSCI EM Index                        17.75%
MSCI Europe Index                    12.49%
MSCI EAFE Index                      10.74%
MSCI World Free Index                 9.17%
MSCI Japan Index                      2.85%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
VP International

Total Returns as of June 30, 2007
                                      Average Annual Returns

                     6                   5       10      Since     Inception
                 months(1)   1 year    years   years   Inception     Date

CLASS I            11.49%    29.39%   13.49%   7.50%     8.66%      5/1/94
MSCI EAFE
INDEX              10.74%    27.00%   17.73%   7.66%    7.96%(2)      --
MSCI EAFE
GROWTH INDEX       11.94%    25.29%   15.37%   5.18%    5.77%(2)      --
Class II           11.44%    29.08%   13.30%     --      8.82%      8/15/01
Class III          11.49%    29.39%   13.49%     --      12.45%     5/2/02
Class IV           11.33%    29.08%     --       --      20.11%     5/3/04

(1) Total returns for periods less than one year are not annualized.

(2) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

VP International

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years

Periods ended June 30

            1998     1999    2000     2001      2002      2003     2004     2005     2006    2007

Class       25.12%   1.74%   43.62%  -29.33%   -15.28%   -12.51%   21.31%   11.04%  23.48%   29.39%
I

MSCI         6.10%   7.62%   17.16%  -23.60%    -9.49%    -6.46%   32.37%   13.65%  26.56%   27.00%
EAFE
Index

MSCI         5.87%   5.27%   20.47%  -33.30%    -9.46%    -8.01%   26.42%   11.37%  25.98%   25.29%
EAFE
Growth
Index

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

---
4

PORTFOLIO COMMENTARY
VP International

Portfolio Managers: Alex Tedder and Keith Creveling

PERFORMANCE SUMMARY

VP International gained 11.49%* during the six months ended June 30, 2007. Its benchmark, the MSCI EAFE Index, advanced 10.74%.

As noted in the Market Perspective on page 2, economies worldwide enjoyed healthy growth during the period and contributed to broad stock market gains.
Investor optimism was somewhat tempered, however, as central banks moved to cool growth rates by raising interest rates.

Within the portfolio, effective stock selection in the financials and telecommunication services sectors helped boost the portfolio's relative returns. VP International also received a lift from a modestly overweight stake in the industrials sector. Although all 10 sectors contributed positively on an absolute basis, slumping holdings in the consumer staples and materials sectors diminished returns from a relative standpoint. From a geographic perspective, solid stock selection and an underweight stake in
Japan, which trailed the benchmark, helped the portfolio's relative advance, as did outperforming holdings in Italy. Meanwhile, underperforming stocks from the Netherlands and Sweden weighed on relative returns.

GAMEMAKER PACED ADVANCE

Although the consumer discretionary sector hindered relative performance overall, the portfolio's overweight stake in Japanese game system manufacturer
Nintendo paid off. Management announced that it's expecting to sell 35 million
Wii console systems in the next four to five years. Since its introduction last November, the Wii has consistently outsold Sony's PlayStation 3, which was released the same week.

INDUSTRIALS GENERATED GAINS

Enhancing the portfolio's relative returns were two holdings within the industrials sector. Denmark's Vestas Wind Systems AS, the largest wind-power system developer in the world, advanced significantly amid heightening interest in wind-generated power, and the portfolio benefited from its overweight position. The company also reiterated its 2007 forecast for a 17%
increase in annual revenues and a global market share goal of 35% by 2008.

Further helping performance was an overweight stake in Hochtief AG, a German construction and engineering firm. To counter lackluster results from its domestic construction division, due in part to rising costs for materials and subcontractors, the company has built profitable units across Asia and
Australia.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

Top Ten Holdings as of June 30, 2007

                                  % of net       % of net
                                assets as of   assets as of
                                   6/30/07       12/31/06

Groupe Danone                       1.8%           1.8%
Total SA                            1.7%           1.6%
Nintendo Co., Ltd.                  1.6%           0.8%
National Bank of Greece SA          1.5%           1.3%
Burberry Group plc                  1.5%           1.2%
Statoil ASA                         1.4%           0.7%
Roche Holding AG                    1.4%           1.9%
BHP Billiton Ltd.                   1.4%           1.2%
HSBC Holdings plc                   1.3%            --
Julius Baer Holding AG              1.3%           0.6%

------
5

VP International

TECH, ENERGY HOLDINGS WEIGHED

Two portfolio positions that aren't found in the benchmark diminished relative returns. Our stake in Samsung Electronics slumped amid a flat pricing environment for flash memory chips, which are found in digital cameras and portable music players, and a large drop in prices for dynamic random access memory chips, which are used in personal computers. The manufacturer of semiconductor chips and South Korea's largest exporter was also affected by a climb in the value of the won, the country's currency, against the U.S. dollar and the Japanese yen.

Adding to losses was Petroleo Brasileiro SA, Brazil's state-controlled oil company better known as Petrobras. Although costs for discovering, producing, and refining oil have gradually climbed, the company hasn't raised gasoline and diesel fuel prices in Brazil for more than a year. The possibility of a
July 5 strike, which would negatively affect production levels, also weighed on shares late in the period.

STARTING POINT FOR NEXT REPORTING PERIOD
The landscape continues to change for international investors: Although emerging economies continue to be the driver of growth worldwide, many are moving from export-driven growth to internal growth, based on consumption.

Against this backdrop, we continue to believe that the outlook for large-cap growth companies remains very good. VP International has broad exposure to high-quality growth companies in a number of markets, and we believe these will deliver solid returns, even in volatile market conditions.

Types of Investments in Portfolio

                                       % of net       % of net
                                     assets as of   assets as of
                                        6/30/07       12/31/06

Foreign Common Stocks                    99.2%          99.7%
Foreign Preferred Stocks                 0.2%            --
TOTAL EQUITY EXPOSURE                    99.4%          99.7%
Temporary Cash Investments               --(1)          0.7%
Other Assets and Liabilities(2)          0.6%          (0.4)%

(1) Category is less than 0.05% of total net assets.

(2) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of June 30, 2007

                               % of net       % of net
                             assets as of   assets as of
                                6/30/07       12/31/06

Japan                            15.8%          16.7%
United Kingdom                   13.9%          17.6%
Switzerland                      11.0%          11.7%
Germany                          10.9%          5.5%
France                           9.8%           9.3%
Australia                        4.9%           4.1%
Italy                            4.8%           3.6%
Norway                           2.8%           2.2%
India                            2.7%           2.4%
Finland                          2.4%           2.1%
Netherlands                      2.2%           2.9%
Spain                            2.2%           3.0%
Other Countries                  16.0%          18.6%
Cash and Equivalents(3)          0.6%           0.3%

(3) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Expenses Paid
               Beginning     Ending         During
                Account      Account        Period*       Annualized
                 Value        Value        1/1/07 -        Expense
                1/1/07       6/30/07        6/30/07         Ratio*

ACTUAL
Class I            $1,000    $1,114.90            $6.34         1.21%
Class II           $1,000    $1,114.40            $7.13         1.36%
Class III          $1,000    $1,114.90            $6.34         1.21%
Class IV           $1,000    $1,113.30            $7.13         1.36%

HYPOTHETICAL
Class I            $1,000    $1,018.79            $6.06         1.21%
Class II           $1,000    $1,018.05            $6.80         1.36%
Class III          $1,000    $1,018.79            $6.06         1.21%
Class IV           $1,000    $1,018.05            $6.80         1.36%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP International

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.2%

AUSTRALIA -- 4.9%
                462,259  BHP Billiton Ltd.(1)                         $ 13,729,178
                102,750  CSL Ltd.                                        7,666,260
                281,520  National Australia Bank Ltd.(1)                 9,790,930
                412,910  QBE Insurance Group Ltd.                       10,922,675
                 79,440  Rio Tinto Ltd.(1)                               6,653,823
                                                                    --------------
                                                                        48,762,866
                                                                    --------------
AUSTRIA -- 0.8%
                108,538  Erste Bank der Oesterreichischen
                         Sparkassen AG(1)                                8,491,491
                                                                    --------------
BELGIUM -- 1.8%
                 71,260  KBC Groupe                                      9,647,326
                 42,640  Umicore                                         9,307,758
                                                                    --------------
                                                                        18,955,084
                                                                    --------------
CANADA -- 0.7%
                177,980  Rogers Communications Inc. Cl B                 7,588,333
                                                                    --------------
CZECH REPUBLIC -- 0.8%
                149,610  CEZ AS(2)                                       7,717,445
                                                                    --------------
DENMARK -- 1.6%
                    290  AP Moller - Maersk AS                           3,507,512
                 46,860  Novo Nordisk AS Cl B                            5,113,674
                115,340  Vestas Wind Systems AS(2)                       7,635,909
                                                                    --------------
                                                                        16,257,095
                                                                    --------------
FINLAND -- 2.4%
                 64,010  Kone Oyj(1)                                     4,051,321
                188,260  Metso Oyj(1)                                   11,166,183
                296,460  Nokia Oyj                                       8,350,500
                                                                    --------------
                                                                        23,568,004
                                                                    --------------
FRANCE -- 9.8%
                107,180  Accor SA(1)                                     9,534,261
                 46,360  ALSTOM Co.(1)(2)                                7,794,877
                258,615  AXA SA                                         11,205,047
                223,320  Groupe Danone(1)                               18,142,533
                 39,850  PPR SA                                          6,988,333
                 60,650  Schneider Electric SA                           8,548,324
                 48,259  Societe Generale(1)                             8,983,593
                158,230  Suez SA                                         9,100,177
                204,590  Total SA(1)                                    16,687,368
                 10,548  Veolia Environnement                              828,509
                                                                    --------------
                                                                        97,813,022
                                                                    --------------

Shares                                                                       Value

GERMANY -- 10.7%
                104,640  adidas AG                                     $ 6,625,707
                 56,150  Allianz SE                                     13,193,158
                 68,480  BASF AG                                         9,013,284
                 34,260  Continental AG(1)                               4,843,157
                 42,280  DaimlerChrysler AG                              3,925,275
                 93,920  Deutsche Boerse AG(1)                          10,646,754
                177,933  Fresenius Medical Care AG & Co. KGaA            8,219,911
                309,188  GEA Group AG(2)                                10,801,522
                 69,659  Hochtief AG                                     7,608,013
                164,000  KarstadtQuelle AG(1)(2)                         5,553,995
                 22,690  K+S AG                                          3,503,016
                 34,000  Linde AG(1)                                     4,107,347
                 70,900  Q-Cells AG(1)(2)                                6,160,102
                 68,460  SAP AG(1)                                       3,527,720
                 66,680  Siemens AG                                      9,618,445
                                                                    --------------
                                                                       107,347,406
                                                                    --------------
GREECE -- 1.8%
                 96,260  Hellenic Telecommunications
                         Organization SA                                 2,983,703
                255,210  National Bank of Greece SA                     14,646,635
                                                                    --------------
                                                                        17,630,338
                                                                    --------------
HONG KONG -- 0.9%
                689,700  Esprit Holdings Ltd.                            8,751,654
                                                                    --------------
INDIA -- 2.7%
                240,020  Bharti Airtel Ltd.(2)                           4,988,268
                157,900  Housing Development Finance Corp. Ltd.          7,910,391
                391,060  Reliance Communication Ventures Ltd.(2)         4,989,453
                105,800  Reliance Industries Ltd.                        4,439,031
                160,310  Tata Consultancy Services Ltd.                  4,546,237
                                                                    --------------
                                                                        26,873,380
                                                                    --------------
IRELAND -- 1.1%
                332,633  Anglo Irish Bank Corp. plc                      6,843,578
                107,660  Ryanair Holdings plc ADR(1)(2)                  4,064,165
                                                                    --------------
                                                                        10,907,743
                                                                    --------------
ITALY -- 4.8%
                246,700  Banco Popolare di Verona e Novara
                         Scrl(1)                                         7,125,870
                123,260  Bulgari SpA                                     1,987,047
                245,140  ENI SpA(1)                                      8,925,669
                134,880  Fiat SpA                                        4,029,250
                162,410  Finmeccanica SpA                                5,018,720
                193,960  Luxottica Group SpA(1)                          7,555,745
                381,469  Saipem SpA                                     13,094,315
                                                                    --------------
                                                                        47,736,616
                                                                    --------------

------
8

VP International

Shares                                                                       Value

JAPAN -- 15.8%
                 66,100  AEON Mall Co., Ltd.(1)                        $ 2,034,176
                151,500  Canon, Inc.(1)                                  8,894,036
                136,000  Daikin Industries Ltd.                          4,958,305
                 62,700  Fanuc Ltd.                                      6,475,937
                 69,000  Ibiden Co. Ltd.                                 4,459,746
                725,000  Isuzu Motors Ltd.                               3,932,443
                    940  KDDI Corp.                                      6,968,617
                 97,000  Makita Corp.                                    4,316,187
                802,000  Marubeni Corp.                                  6,609,801
              1,066,000  Mitsubishi Electric Corp.                       9,884,876
                    451  Mitsubishi UFJ Financial Group, Inc.            4,980,388
                 44,200  Nintendo Co., Ltd.                             16,186,270
                572,000  Nippon Yusen Kabushiki Kaisha(1)                5,252,990
                102,000  Nitori Co. Ltd.                                 5,093,581
                 44,990  ORIX Corp.                                     11,854,375
                642,000  Osaka Gas Co. Ltd.                              2,387,528
                428,000  Sharp Corp.(1)                                  8,132,191
                 71,600  Sony Corp.(1)                                   3,680,143
                618,000  Sumitomo Heavy Industries Ltd.                  7,010,239
              1,842,000  Sumitomo Metal Industries Ltd.                 10,858,609
                236,000  Sumitomo Realty & Development Co. Ltd.          7,703,463
                315,000  Tokyo Tatemono Co. Ltd.(1)                      3,931,265
                191,800  Toyota Motor Corp.                             12,147,619
                                                                    --------------
                                                                       157,752,785
                                                                    --------------
MEXICO -- 1.2%
                188,770  America Movil, SAB de CV ADR                   11,690,526
                                                                    --------------
NETHERLANDS -- 2.2%
                109,460  ING Groep N.V. CVA                              4,858,153
                170,270  Heineken N.V.                                  10,023,095
                158,880  Koninklijke BAM Groep N.V.                      4,511,791
                 59,420  Koninklijke Philips Electronics N.V.            2,538,306
                                                                    --------------
                                                                        21,931,345
                                                                    --------------
NORWAY -- 2.8%
                235,095  Aker Kvaerner ASA(1)                            5,978,309
                129,520  Yara International ASA                          3,908,414
                457,720  Statoil ASA(1)                                 14,239,005
                199,930  Telenor ASA(1)                                  3,923,220
                                                                    --------------
                                                                        28,048,948
                                                                    --------------
PEOPLE'S REPUBLIC OF CHINA -- 0.5%
              1,508,000  China Merchants Bank Co. Ltd. Cl H(1)           4,590,886
                                                                    --------------

Shares                                                                       Value

SINGAPORE -- 1.1%
              1,300,000  Keppel Corp. Ltd.                            $ 10,617,098
                                                                    --------------
SOUTH AFRICA -- 0.7%
                122,090  Anglo American plc                              7,218,607
                                                                    --------------
SOUTH KOREA -- 0.2%
                  3,950  Samsung Electronics                             2,421,292
                                                                    --------------
SPAIN -- 2.2%
                194,450  Inditex SA                                     11,520,168
                406,090  Banco Bilbao Vizcaya Argentaria SA(1)          10,003,869
                                                                    --------------
                                                                        21,524,037
                                                                    --------------
SWEDEN -- 1.6%
                194,820  Swedbank AB Cl A                                7,091,406
              2,314,110  Telefonaktiebolaget LM Ericsson Cl B            9,289,321
                                                                    --------------
                                                                        16,380,727
                                                                    --------------
SWITZERLAND -- 11.0%
                493,190  ABB Ltd.                                       11,221,248
                 43,000  Actelion Ltd.(1)(2)                             1,923,272
                115,940  Adecco SA(1)                                    9,009,701
                162,210  Compagnie Financiere Richemont SA Cl A          9,757,691
                146,520  Credit Suisse Group(1)                         10,474,708
                112,320  Holcim Ltd.                                    12,207,796
                185,460  Julius Baer Holding AG                         13,342,009
                 12,130  Nestle SA                                       4,626,247
                125,340  Novartis AG                                     7,078,168
                 77,466  Roche Holding AG                               13,783,286
                 60,460  Syngenta AG                                    11,836,176
                 77,492  UBS AG                                          4,667,849
                                                                    --------------
                                                                       109,928,151
                                                                    --------------
TAIWAN (REPUBLIC OF CHINA) -- 1.2%
              1,405,400  Hon Hai Precision Industry Co., Ltd.           12,191,008
                                                                    --------------
UNITED KINGDOM -- 13.9%
                510,953  Barclays plc                                    7,139,671
                801,120  BG Group plc                                   13,212,748
                115,690  British American Tobacco plc                    3,943,860
                761,540  BT Group plc                                    5,083,612
              1,061,825  Burberry Group plc                             14,645,280
                560,137  Capita Group plc                                8,164,299
                552,008  Carphone Warehouse Group plc(1)                 3,659,959
                253,158  GlaxoSmithKline plc                             6,632,697
                731,062  HSBC Holdings plc                              13,429,606
              1,071,640  International Power plc                         9,240,598
                173,930  Informa plc                                     1,946,737
                850,850  Man Group plc                                  10,402,993
                188,567  Reckitt Benckiser plc                          10,354,068

------
9

VP International

Shares                                                                       Value

                716,512  Royal Bank of Scotland Group plc              $ 9,105,739
              1,541,701  Tesco plc                                      12,953,396
              2,720,710  Vodafone Group plc                              9,165,628
                                                                    --------------
                                                                       139,080,891
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $722,108,786)                                                    991,776,778
                                                                    --------------
Preferred Stocks -- 0.2%

GERMANY -- 0.2%
                 45,390  Henkel KGaA(1)                                  2,401,597
(Cost $2,433,499)
                                                                    --------------
Temporary Cash Investments(3)

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $204,151), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $200,073)
(Cost $200,000)                                                            200,000
                                                                    --------------
Temporary Cash Investments -- Securities
Lending Collateral(4) -- 16.9%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $169,641,484)
(Cost $169,565,462)                                                    169,565,462
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 116.3%
(Cost $894,307,747)                                                  1,163,943,837
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (16.3)%                              (163,190,887)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,000,752,950
                                                                    ==============

Market Sector Diversification
(as a % of net assets)

Financials                                24.5%
Industrials                               17.0%
Consumer Discretionary                    14.1%
Materials                                  9.2%
Energy                                     7.7%
Information Technology                     7.0%
Consumer Staples                           6.2%
Health Care                                5.0%
Telecommunication Services                 4.6%
Utilities                                  2.9%
Wireless Telecommunication Services        1.2%
Cash and Equivalents*                      0.6%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) Category is less than 0.05% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $724,742,285) --
including $163,302,828 of securities on loan                         $ 994,378,375

Investments made with cash collateral received for securities on
loan, at value (cost of $169,565,462)                                  169,565,462
                                                                    --------------
Total investment securities, at value (cost of $894,307,747)         1,163,943,837

Cash                                                                     1,750,844

Foreign currency holdings, at value (cost of $4,504,235)                 4,515,729

Receivable for investments sold                                          9,976,974

Dividends and interest receivable                                        1,244,130
                                                                    --------------
                                                                     1,181,431,514
                                                                    --------------

LIABILITIES

Payable for collateral received for securities on loan                 169,565,462

Payable for investments purchased                                       10,134,315

Accrued management fees                                                    940,509

Distribution fees payable                                                   38,278
                                                                    --------------
                                                                       180,678,564
                                                                    --------------

NET ASSETS                                                          $1,000,752,950
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $710,989,092

Accumulated net investment loss                                        (2,753,853)

Undistributed net realized gain on investment and foreign
currency transactions                                                   23,289,973

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           269,227,738
                                                                    --------------
                                                                    $1,000,752,950
                                                                    ==============

CLASS I, $0.01 PAR VALUE
Net assets                                                            $683,839,599
Shares outstanding                                                      61,058,003
Net asset value per share                                                   $11.20

CLASS II, $0.01 PAR VALUE
Net assets                                                            $172,327,208
Shares outstanding                                                      15,402,619
Net asset value per share                                                   $11.19

CLASS III, $0.01 PAR VALUE
Net assets                                                            $128,344,963
Shares outstanding                                                      11,458,930
Net asset value per share                                                   $11.20

CLASS IV, $0.01 PAR VALUE
Net assets                                                             $16,241,180
Shares outstanding                                                       1,450,820
Net asset value per share                                                   $11.19

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,455,555)             $ 12,496,190

Securities lending                                                       651,364

Interest                                                                 164,194
                                                                   -------------
                                                                      13,311,748
                                                                   -------------

EXPENSES:

Management fees                                                        5,546,266

Distribution fees:
 Class II                                                                205,484
 Class IV                                                                 18,434

Directors' fees and expenses                                               9,325

Other expenses                                                            10,999
                                                                   -------------
                                                                       5,790,508
                                                                   -------------

NET INVESTMENT INCOME (LOSS)                                           7,521,240
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                               69,085,692

Foreign currency transactions                                         10,529,205
                                                                   -------------
                                                                      79,614,897
                                                                   -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign taxes accrued of $(163,067))              16,223,457

Translation of assets and liabilities in foreign currencies            (385,515)
                                                                   -------------
                                                                      15,837,942
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               95,452,839
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $102,974,079
                                                                   =============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                      2007             2006

OPERATIONS

Net investment income (loss)                          $ 7,521,240      $ 4,631,044

Net realized gain (loss)                               79,614,897      108,891,691

Change in net unrealized appreciation
(depreciation)                                         15,837,942       75,025,051
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                       102,974,079      188,547,786
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                              (4,397,585)      (9,536,031)

 Class II                                               (920,556)      (1,997,543)

 Class III                                              (867,411)      (1,849,972)

 Class IV                                                (81,096)        (169,198)
                                                   --------------   --------------
Decrease in net assets from distributions             (6,266,648)     (13,552,744)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           (12,211,702)     (57,605,760)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                  84,495,729      117,389,282

NET ASSETS

Beginning of period                                   916,257,221      798,867,939
                                                   --------------   --------------
End of period                                      $1,000,752,950     $916,257,221
                                                   ==============   ==============

Accumulated net investment loss                      $(2,753,853)     $(4,008,445)
                                                   ==============   ==============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of foreign companies that management believes will increase in value over time.
The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM) (the investment advisor), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
15

As of December 31, 2006, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(54,572,365), which may be used to offset future taxable gains. Capital loss carryovers of $(53,990,469) and
$(581,896) expire in 2010 and 2011, respectively.

The fund has elected to treat $(158,650) of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM, under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACGIM.
The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 1.00% to 1.50%
for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV.
The effective annual management fee for each class of the fund for the six months ended June 30, 2007 was 1.21%, 1.11%, 1.21% and 1.11% for Class I,
Class II, Class III and Class IV, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan for Class II and a separate Master Distribution Plan for
Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act.
The plans provide that Class II and Class IV will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%.
The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30,
2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

------
16

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $553,284,269 and
$567,880,046, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                            $905,881,157
                                                          =============
Gross tax appreciation of investments                      $259,596,534
Gross tax depreciation of investments                       (1,533,854)
                                                          -------------
Net tax appreciation (depreciation) of investments         $258,062,680
                                                          =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investments companies.

4. CAPITAL SHARE TRANSACTIONS

                         Six months ended                    Year ended
                           June 30, 2007                  December 31, 2006
                     Shares           Amount          Shares           Amount
CLASS
I/SHARES
AUTHORIZED          300,000,000                      300,000,000
                    ===========                      ===========
Sold                  6,142,738      $ 65,763,130      7,787,464      $ 70,332,292
Issued in
reinvestment
of
distributions           442,859         4,397,585      1,124,532         9,536,031
Redeemed            (6,835,702)      (71,952,639)   (15,374,988)     (137,152,085)
                    -----------     -------------    -----------     -------------
                      (250,105)       (1,791,924)    (6,462,992)      (57,283,762)
                    -----------     -------------    -----------     -------------
CLASS
II/SHARES
AUTHORIZED           50,000,000                       50,000,000
                    ===========                      ===========
Sold                    474,395         5,066,680      1,910,278        17,015,872
Issued in
reinvestment
of
distributions            92,798           920,556        235,838         1,997,543
Redeemed            (1,098,299)      (11,623,945)    (1,218,416)      (11,004,028)
                    -----------     -------------    -----------     -------------
                      (531,106)       (5,636,709)        927,700         8,009,387
                    -----------     -------------    -----------     -------------
CLASS
III/SHARES
AUTHORIZED           50,000,000                       50,000,000
                    ===========                      ===========
Sold                    491,733         5,144,682      1,296,180        11,525,794
Issued in
reinvestment
of
distributions            87,353           867,411        218,157         1,849,972
Redeemed            (1,111,623)   (11,716,942)(1)    (2,529,408)   (22,598,909)(2)
                    -----------     -------------    -----------     -------------
                      (532,537)       (5,704,849)    (1,015,071)       (9,223,143)
                    -----------     -------------    -----------     -------------
CLASS
IV/SHARES
AUTHORIZED           50,000,000                       50,000,000
                    ===========                      ===========
Sold                    217,990         2,292,069        368,962         3,302,710
Issued in
reinvestment
of
distributions             8,167            81,096         19,953           169,198
Redeemed              (139,860)    (1,451,385)(3)      (291,446)    (2,580,150)(4)
                    -----------     -------------    -----------     -------------
                         86,297           921,780         97,469           891,758
                    -----------     -------------    -----------     -------------
Net increase
(decrease)          (1,227,451)     $(12,211,702)    (6,452,894)     $(57,605,760)
                    ===========     =============    ===========     =============

(1) Net of redemption fees of $3,558.

(2) Net of redemption fees of $14,631.

(3) Net of redemption fees of $511.

(4) Net of redemption fees of $5,588.

------
17

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $163,302,828 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $170,762,083. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
VP International

Class I

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                   2007(1)     2006       2005       2004       2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $10.12      $8.23      $7.35      $6.43      $5.21      $6.59
                   --------   --------   --------   --------   --------   --------
Income From Investment Operations
 Net
 Investment
 Income
 (Loss)(2)             0.09       0.05       0.09       0.04       0.04       0.05

 Net Realized
 and
 Unrealized
 Gain (Loss)           1.06       1.98       0.88       0.92       1.22     (1.38)
                   --------   --------   --------   --------   --------   --------
 Total From
 Investment
 Operations            1.15       2.03       0.97       0.96       1.26     (1.33)
                   --------   --------   --------   --------   --------   --------

Distributions

 From Net
 Investment
 Income              (0.07)     (0.14)     (0.09)     (0.04)     (0.04)     (0.05)
                   --------   --------   --------   --------   --------   --------
Net Asset
Value, End of
Period               $11.20     $10.12      $8.23      $7.35      $6.43      $5.21
                   ========   ========   ========   ========   ========   ========

TOTAL
RETURN(3)            11.49%     25.03%     13.25%     14.92%     24.51%   (20.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.21%(4)      1.23%      1.23%      1.27%      1.34%      1.31%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         1.64%(4)      0.57%      1.15%      0.59%      0.67%      0.77%

Portfolio
Turnover Rate           59%        98%        97%       120%       185%       247%

Net Assets,
End of Period
(in
thousands)         $683,840   $620,235   $558,013   $537,982   $512,814   $449,026

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
19

VP International

Class II

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                  2007(1)      2006        2005       2004      2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $10.10      $8.22       $7.34     $6.42      $5.20      $6.59
                   --------   --------    --------  --------   --------   --------
Income From Investment Operations
 Net
 Investment
 Income
 (Loss)(2)             0.08       0.04        0.07      0.02       0.01       0.03

 Net Realized
 and
 Unrealized
 Gain (Loss)           1.07       1.97        0.88      0.93       1.24     (1.38)
                   --------   --------    --------  --------   --------   --------
 Total From
 Investment
 Operations            1.15       2.01        0.95      0.95       1.25     (1.35)
                   --------   --------    --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income              (0.06)     (0.13)      (0.07)    (0.03)     (0.03)     (0.04)
                   --------   --------    --------  --------   --------   --------
Net Asset
Value, End of
Period               $11.19     $10.10       $8.22     $7.34      $6.42      $5.20
                   ========   ========    ========  ========   ========   ========

TOTAL
RETURN(3)            11.44%     24.74%      13.11%    14.77%     24.36%   (20.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.36%(4)      1.38%       1.38%     1.42%      1.49%      1.47%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         1.49%(4)      0.42%       1.00%     0.44%      0.52%      0.61%

Portfolio
Turnover Rate           59%        98%         97%      120%       185%       247%

Net Assets,
End of
Period
(in
thousands)         $172,327   $160,914    $123,337   $81,773    $44,556    $16,711

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
20

VP International

Class III

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                    2007(1)     2006       2005       2004      2003      2002(2)
PER-SHARE DATA
Net Asset Value,
Beginning of
Period                $10.12      $8.23      $7.36     $6.43      $5.21      $6.42
                    --------   --------   --------  --------   --------   --------
Income From Investment Operations
 Net
 Investment
 Income
 (Loss)(3)              0.09       0.05       0.09      0.04       0.04       0.01

 Net Realized
 and
 Unrealized
 Gain (Loss)            1.06       1.98       0.87      0.93       1.22     (1.22)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             1.15       2.03       0.96      0.97       1.26     (1.21)
                    --------   --------   --------  --------   --------   --------

Distributions
 From Net
 Investment
 Income               (0.07)     (0.14)     (0.09)    (0.04)     (0.04)         --
                    --------   --------   --------  --------   --------   --------
Net Asset
Value, End of
Period                $11.20     $10.12      $8.23     $7.36      $6.43      $5.21
                    ========   ========   ========  ========   ========   ========

TOTAL
RETURN(4)             11.49%     25.03%     13.10%    15.08%     24.51%   (18.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.21%(5)      1.23%      1.23%     1.27%      1.34%   1.33%(5)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets          1.64%(5)      0.57%      1.15%     0.59%      0.67%   0.22%(5)

Portfolio
Turnover Rate            59%        98%        97%      120%       185%    247%(6)

Net Assets,
End of Period
(in
thousands)          $128,345   $121,320   $107,098   $96,358    $83,133    $52,498

(1) Six months ended June 30, 2007 (unaudited).

(2) May 2, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

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21

VP International

Class IV

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                      2007(1)     2006        2005       2004(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period                     $10.10      $8.22       $7.35        $6.47
                                      --------   --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)          0.08       0.04        0.08        --(4)

 Net Realized and
 Unrealized Gain (Loss)                   1.07       1.97        0.87         0.88
                                      --------   --------    --------     --------
 Total From
 Investment Operations                    1.15       2.01        0.95         0.88
                                      --------   --------    --------     --------
Distributions

 From Net Investment Income             (0.06)     (0.13)      (0.08)           --
                                      --------   --------    --------     --------
Net Asset Value, End of Period          $11.19     $10.10       $8.22        $7.35
                                      ========   ========    ========     ========

TOTAL RETURN(5)                         11.33%     24.86%      12.97%       13.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.36%(6)      1.38%       1.38%     1.42%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets          1.49%(6)      0.42%       1.00%   (0.01)%(6)

Portfolio Turnover Rate                    59%        98%         97%      120%(7)

Net Assets, End of Period
(in thousands)                         $16,241    $13,788     $10,420       $6,294

(1) Six months ended June 30, 2007 (unaudited).

(2) May 3, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

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22

APPROVAL OF MANAGEMENT AGREEMENT
VP International

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP International (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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23

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
24

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one-year period and slightly below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
25

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was slightly above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------
26

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American
Century Investment Management, Inc. (the "subadvisor") is engaged to manage the investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

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27

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the fund: Class I, Class II,
Class III, and Class IV.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

CLASS IV shares are sold through insurance company separate accounts. Class IV shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class IV shares are purchased. Class IV shares also have a
1.00% redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class IV shares is higher than the total expense ratio of the Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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28

ADDITIONAL INFORMATION

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM® (EMERGING MARKETS) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
29

NOTES

------
30

NOTES

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31

NOTES

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32

[INSIDE BACK COVER BLANK]

[BACK COVER]

CONTACT US
AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55634

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report               June 30, 2007

[photo of summer]

VP Large Company Value Fund

[american century investments logo and text logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)        7.18%
Russell 1000 Growth Index             8.13%
Russell 1000 Value Index              6.23%

RUSSELL MIDCAP INDEX                  9.90%
Russell Midcap Growth Index          10.97%
Russell Midcap Value Index            8.69%

RUSSELL 2000 INDEX (SMALL-CAP)        6.45%
Russell 2000 Growth Index             9.33%
Russell 2000 Value Index              3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
VP Large Company Value

Total Returns as of June 30, 2007
                                                     Average Annual
                                                         Returns
                                                          Since        Inception
                            6 months(1)    1 year       Inception         Date

CLASS II                       5.96%       21.77%       15.07%(2)       10/29/04

RUSSELL 1000 VALUE
INDEX(3)                       6.23%       21.87%        16.69%            --

S&P 500 INDEX(3)               6.96%       20.59%        13.39%            --

Class I                        5.95%       21.92%       12.77%(2)       12/1/04

(1) Total returns for periods less than one year are not annualized.

(2) Returns would have been lower if management fees had not been voluntarily reimbursed and waived.

(3) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended June 30
                               2005*     2006     2007

Class II                       8.13%   10.45%**  21.77%

Russell 1000 Value Index      10.49%    12.10%   21.87%

S&P 500 Index                  6.72%    8.63%    20.59%

* From 10/29/04, Class II's inception date, to 6/30/05. Not annualized.

** Returns would have been lower, along with the ending value, if management fees had not been voluntarily reimbursed and waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

VP Large Company Value gained 5.95%* for the six months ended June 30, 2007.
By comparison, its benchmark, the Russell 1000 Value Index, advanced 6.23%.
The broader market, as measured by the S&P 500 Index, gained 6.96%. The portfolio's returns reflect operating expenses, while the indices' returns do not.

VP Large Company Value's results were achieved in a market environment
(described in the Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Value strategies that emphasized lower-quality names and stocks subject to higher levels of volatility also performed well. The portfolio's bias toward mega-cap stocks (shares of especially large companies) slowed its progress early in the period, but as these securities found greater favor with investors, our performance benefited from the value opportunities we found. Investments in consumer staples and industrials stocks contributed the most to results versus the Russell 1000 Value Index, while our positions in the consumer discretionary and health care sectors detracted.

CONSUMER STAPLES BOOSTED RESULTS

Investments in the consumer staples sector contributed positively to results versus the benchmark. We owned Netherlands-based Unilever, a supplier of foods, home goods, and personal products, which saw stronger-than-expected revenue growth and continued progress in its cost-cutting efforts.

The portfolio also held Kroger, the second-largest food retailer in the U.S.
Kroger's stock rose 23% over the six-month period as the company regained market share by tailoring its products and service offerings to its customers'
buying behaviors.

Elsewhere, we were rewarded for avoiding Procter & Gamble, which lagged its peers in the household products segment. P&G is a large part of the benchmark, but did not meet our valuation criteria.

INDUSTRIALS CONTRIBUTED

The portfolio benefited from an overweight position and security selection in the industrials sector. Particularly advantageous was our exposure to machinery companies, such as Ingersoll-Rand. The company's stock price rose
41% over the period as it began to move away from heavy machinery manufacturing to focus instead on its climate control, industrial, and security businesses.

Top Ten Holdings as of June 30, 2007
                                 % of net       % of net
                               assets as of   assets as of
                                  6/30/07       12/31/06
Exxon Mobil Corp.                  4.8%           4.8%
Citigroup Inc.                     4.6%           4.8%
Bank of America Corp.              3.3%           3.3%
AT&T Inc.                          3.2%           1.9%
Chevron Corp.                      2.9%           3.0%
Royal Dutch Shell plc ADR          2.8%           2.7%
Freddie Mac                        2.4%           2.7%
JPMorgan Chase & Co.               2.4%           2.3%
Wells Fargo & Co.                  2.2%           2.1%
General Electric Co.               2.1%           1.4%

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

------
5

VP Large Company Value

A MIXED BAG IN CONSUMER DISCRETIONARY

Our investments in consumer discretionary companies provided mixed results. On one hand, the sector provided one of the portfolio's largest contributors --
Dollar General Corp. Dollar General, a discount retailer of general merchandise, announced that it was being acquired by private-equity giant
Kohlberg Kravis Roberts & Co. As the stock price rallied in response, we took advantage of the opportunity to eliminate our position.

The sector also supplied a top detractor. Apparel manufacturer Liz Claiborne reported disappointing first-quarter results and dramatically lowered earnings guidance. Given these deteriorating fundamentals and lack of valuation support, we sold the holding.

HEALTH CARE DETRACTED

The portfolio's health care holdings were another drag on relative performance. Shares of Johnson & Johnson (J&J) and Amgen were hard-hit by regulatory and reimbursement threats to their erythropoiesis-stimulating agents, sometimes known as ESAs or EPO drugs, which are sold as Epogen and
Aranesp by Amgen and Procrit by J&J. The drugs are prescribed for anemia, a red blood cell deficiency that can also be a side effect of cancer chemotherapy and kidney disease.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up investment managers, we evaluate each company individually and build the portfolio one stock at a time. As of June 30, 2007, VP Large Company
Value was broadly diversified, with continued overweight positions in the information technology and health care sectors. Our valuation work contributed to our smaller relative weightings in utilities stocks. We have also continued
to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of June 30, 2007
                                      % of net       % of net
                                    assets as of   assets as of
                                       6/30/07       12/31/06
Oil, Gas & Consumable Fuels             13.0%          13.3%
Diversified Financial Services          10.3%          10.4%
Pharmaceuticals                         7.9%           6.8%
Commercial Banks                        7.2%           6.5%
Insurance                               6.5%           6.4%

Types of Investments in Portfolio
                                      % of net       % of net
                                    assets as of   assets as of
                                       6/30/07       12/31/06
Domestic Common Stocks                  92.6%          90.6%
Foreign Common Stocks(1)                5.4%           5.0%
TOTAL COMMON STOCKS                     98.0%          95.6%
Cash and Equivalents(2)                 2.0%           4.4%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning     Ending
                  Account     Account      Expenses Paid
                   Value       Value      During Period*      Annualized
                   1/1/07     6/30/07    1/1/07 - 6/30/07   Expense Ratio*
ACTUAL
Class I            $1,000    $1,059.50         $4.60             0.90%
Class II           $1,000    $1,059.60         $5.36             1.05%

HYPOTHETICAL
Class I            $1,000    $1,020.33         $4.51             0.90%
Class II           $1,000    $1,019.59         $5.26             1.05%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Large Company Value

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.0%

AEROSPACE & DEFENSE -- 1.0%
          1,390  Northrop Grumman Corp.                                  $ 108,239
                                                                       -----------
BEVERAGES -- 2.0%
          2,650  Coca-Cola Company (The)                                   138,622
          2,540  Pepsi Bottling Group Inc.                                  85,547
                                                                       -----------
                                                                           224,169
                                                                       -----------
BIOTECHNOLOGY -- 0.5%
            940  Amgen Inc.(1)                                              51,973
                                                                       -----------
CAPITAL MARKETS -- 3.3%
          2,090  Merrill Lynch & Co., Inc.                                 174,683
          2,290  Morgan Stanley                                            192,085
                                                                       -----------
                                                                           366,768
                                                                       -----------
CHEMICALS -- 2.2%
          2,110  du Pont (E.I.) de Nemours & Co.                           107,272
          1,830  PPG Industries, Inc.                                      139,281
                                                                       -----------
                                                                           246,553
                                                                       -----------
COMMERCIAL BANKS -- 7.2%
          2,570  Bank of New York Co., Inc. (The)                          106,501
          1,810  National City Corp.(2)                                     60,309
          1,010  PNC Financial Services Group                               72,296
          4,470  U.S. Bancorp                                              147,286
          3,310  Wachovia Corp.                                            169,637
          6,890  Wells Fargo & Co.                                         242,322
                                                                       -----------
                                                                           798,351
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.4%
          2,050  R.R. Donnelley & Sons Company                              89,195
          1,770  Waste Management, Inc.                                     69,119
                                                                       -----------
                                                                           158,314
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
          1,630  Motorola, Inc.                                             28,851
                                                                       -----------
COMPUTERS & PERIPHERALS -- 1.5%
          3,680  Hewlett-Packard Co.                                       164,202
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 0.6%
          2,720  H&R Block, Inc.(2)                                         63,566
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.3%
          7,550  Bank of America Corp.                                     369,120
          9,890  Citigroup Inc.                                            507,257
          5,350  JPMorgan Chase & Co.                                      259,208
                                                                       -----------
                                                                         1,135,585
                                                                       -----------

Shares                                                                       Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.7%
          8,540  AT&T Inc.                                               $ 354,410
          3,940  Verizon Communications Inc.                               162,210
                                                                       -----------
                                                                           516,620
                                                                       -----------
ELECTRIC UTILITIES -- 2.6%
          2,130  Exelon Corporation                                        154,638
          2,910  PPL Corporation                                           136,159
                                                                       -----------
                                                                           290,797
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 0.3%
            360  National Oilwell Varco, Inc.(1)(2)                         37,526
                                                                       -----------
FOOD & STAPLES RETAILING -- 1.7%
          2,500  Kroger Co. (The)                                           70,325
          2,380  Wal-Mart Stores, Inc.                                     114,502
                                                                       -----------
                                                                           184,827
                                                                       -----------
FOOD PRODUCTS -- 1.3%
          4,490  Unilever N.V. New York Shares                             139,280
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
            580  Quest Diagnostics Inc.(2)                                  29,957
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
          1,890  McDonald's Corporation                                     95,936
                                                                       -----------
HOUSEHOLD DURABLES -- 0.6%
          2,230  Newell Rubbermaid Inc.                                     65,629
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 3.3%
          6,000  General Electric Co.                                      229,680
          4,100  Tyco International Ltd.                                   138,539
                                                                       -----------
                                                                           368,219
                                                                       -----------
INSURANCE -- 6.5%
          2,190  Allstate Corp.                                            134,707
          3,230  American International Group, Inc.                        226,196
          1,350  Hartford Financial Services Group Inc. (The)              132,989
          1,700  Loews Corp.                                                86,666
          1,960  Marsh & McLennan Companies, Inc.                           60,525
          1,050  Torchmark Corp.                                            70,350
                                                                       -----------
                                                                           711,433
                                                                       -----------
IT SERVICES -- 1.7%
            840  Fiserv, Inc.(1)                                            47,712
          1,290  International Business Machines Corp.                     135,773
                                                                       -----------
                                                                           183,485
                                                                       -----------

------
8

VP Large Company Value

Shares                                                                       Value

MACHINERY -- 3.7%
            750  Caterpillar Inc.                                         $ 58,725
            670  Deere & Co.                                                80,896
          1,540  Dover Corp.                                                78,771
          2,020  Ingersoll-Rand Company Ltd. Cl A                          110,736
            850  Parker-Hannifin Corp.                                      83,224
                                                                       -----------
                                                                           412,352
                                                                       -----------
MEDIA -- 3.7%
          2,070  Gannett Co., Inc.                                         113,747
          9,840  Time Warner Inc.                                          207,033
          2,130  Viacom Inc. Cl B(1)                                        88,672
                                                                       -----------
                                                                           409,452
                                                                       -----------
METALS & MINING -- 0.4%
            770  Nucor Corp.                                                45,161
                                                                       -----------
MULTI-UTILITIES -- 0.5%
          2,730  NiSource Inc.                                              56,538
                                                                       -----------
OFFICE ELECTRONICS -- 0.7%
          3,990  Xerox Corp.(1)                                             73,735
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 13.0%
          3,850  Chevron Corp.                                             324,324
          2,800  ConocoPhillips                                            219,800
            570  Devon Energy Corporation                                   44,625
          6,350  Exxon Mobil Corp.                                         532,637
          3,860  Royal Dutch Shell plc ADR                                 313,432
                                                                       -----------
                                                                         1,434,818
                                                                       -----------
PAPER & FOREST PRODUCTS -- 1.1%
          1,580  Weyerhaeuser Co.                                          124,709
                                                                       -----------
PHARMACEUTICALS -- 7.9%
          2,950  Abbott Laboratories                                       157,973
          1,310  Eli Lilly and Company                                      73,203
          3,100  Johnson & Johnson                                         191,022
          1,540  Merck & Co., Inc.                                          76,692
          8,180  Pfizer Inc.                                               209,162
          2,910  Wyeth                                                     166,859
                                                                       -----------
                                                                           874,911
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
          1,660  Applied Materials, Inc.                                    32,984
          2,360  Intel Corp.                                                56,074
                                                                       -----------
                                                                            89,058
                                                                       -----------
SOFTWARE -- 2.3%
          5,900  Microsoft Corporation                                     173,873
          3,760  Oracle Corp.(1)                                            74,110
                                                                       -----------
                                                                           247,983
                                                                       -----------

Shares                                                                       Value

SPECIALTY RETAIL -- 2.6%
          1,320  Best Buy Co., Inc.                                       $ 61,604
          3,120  Gap, Inc. (The)                                            59,592
          2,600  Home Depot, Inc. (The)                                    102,310
          2,560  Staples, Inc.                                              60,749
                                                                       -----------
                                                                           284,255
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
            850  VF Corp.                                                   77,843
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 4.2%
          4,380  Freddie Mac                                               265,866
          1,100  MGIC Investment Corp.(2)                                   62,546
          3,100  Washington Mutual, Inc.(2)                                132,184
                                                                       -----------
                                                                           460,596
                                                                       -----------
TOBACCO -- 1.2%
          1,860  Altria Group Inc.                                         130,460
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
          5,050  Sprint Nextel Corp.                                       104,586
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $9,685,610)                                                       10,796,737
                                                                       -----------

Temporary Cash Investments -- 3.6%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $408,301), in a joint trading account at 4.35%, dated 6/29/07, due 7/2/07 (Delivery value $400,145)(3)
(Cost $400,000)                                                            400,000
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 3.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $390,938)
(Cost $390,763)                                                            390,763
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 105.1%
(Cost $10,476,373)                                                      11,587,500
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (5.1)%                                   (564,645)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $11,022,855
                                                                       ===========

------
9

VP Large Company Value

Futures Contracts
                                           Underlying Face        Unrealized Gain
Contracts Purchased    Expiration Date     Amount at Value            (Loss)

    3  S&P 500 Index   September 2007         $227,625                $(154)
                                           ===============        ===============

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Security, or a portion thereof, has been segregated for futures contracts.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $10,085,610) -- including
$382,817 of securities on loan                                         $11,196,737

Investments made with cash collateral received for securities on
loan, at value (cost of $390,763)                                          390,763
                                                                       -----------

Total investment securities, at value (cost of $10,476,373)             11,587,500

Receivable for investments sold                                             61,092

Receivable for variation margin on futures contracts                            39

Dividends and interest receivable                                           10,717
                                                                       -----------
                                                                        11,659,348
                                                                       -----------

LIABILITIES

Disbursements in excess of demand deposit cash                             200,947

Payable for collateral received for securities on loan                     390,763

Payable for investments purchased                                           36,050

Accrued management fees                                                      8,133

Distribution fees payable                                                      600
                                                                       -----------
                                                                           636,493
                                                                       -----------

NET ASSETS                                                             $11,022,855
                                                                       ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                $ 9,740,540

Undistributed net investment income                                         89,463

Undistributed net realized gain on investment transactions                  81,879

Net unrealized appreciation on investments                               1,110,973
                                                                       -----------
                                                                       $11,022,855
                                                                       ===========

CLASS I, $0.01 PAR VALUE

Net assets                                                              $8,046,738

Shares outstanding                                                         589,803

Net asset value per share                                                   $13.64

CLASS II, $0.01 PAR VALUE

Net assets                                                              $2,976,117

Shares outstanding                                                         216,041

Net asset value per share                                                   $13.78

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $1,243)                       $126,640

Interest                                                                    11,234

Securities lending                                                           1,039
                                                                          --------
                                                                           138,913
                                                                          --------

EXPENSES:

Management fees                                                             46,106

Distribution fees -- Class II                                                3,198

Directors' fees and expenses                                                   105

Other expenses                                                                  11
                                                                          --------
                                                                            49,420
                                                                          --------

NET INVESTMENT INCOME (LOSS)                                                89,493

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                         94,274

Change in net unrealized appreciation (depreciation) on investments        412,451
                                                                          --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                    506,725
                                                                          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $596,218
                                                                          ========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                               2007          2006

OPERATIONS

Net investment income (loss)                                $ 89,493      $ 64,928

Net realized gain (loss)                                      94,274        10,717

Change in net unrealized appreciation (depreciation)         412,451       595,607
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                                   596,218       671,252
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                    (52,304)         (448)

 Class II                                                   (12,635)         (158)

From net realized gains:

 Class I                                                     (9,792)       (5,975)

 Class II                                                    (3,111)       (2,251)
                                                         -----------   -----------
Decrease in net assets from distributions                   (77,842)       (8,832)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                           550,900     7,240,833
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                      1,069,276     7,903,253

NET ASSETS

Beginning of period                                        9,953,579     2,050,326
                                                         -----------   -----------
End of period                                            $11,022,855    $9,953,579
                                                         ===========   ===========

Undistributed net investment income                          $89,463       $64,909
                                                         ===========   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The production of income is a secondary objective. The fund pursues its objective through investing in common stocks of companies believed to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

------
14

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $(1,768) of net capital losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual

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15

management fee schedule for the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. For the six months ended June 30, 2007, the effective annual management fee was 0.90% and 0.80% for Class I and Class
II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $1,676,260 and
$916,755, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                            $10,487,074
                                                          ============
Gross tax appreciation of investments                       $1,218,929
Gross tax depreciation of investments                        (118,503)
                                                          ------------
Net tax appreciation (depreciation) of investments          $1,100,426
                                                          ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                Six months ended                Year ended
                                  June 30, 2007             December 31, 2006
                              Shares         Amount        Shares        Amount
CLASS I/SHARES AUTHORIZED    150,000,000                 150,000,000
                             ===========                 ===========

Sold                              87,808   $ 1,168,305       468,696    $5,925,849

Issued in reinvestment
of distributions                   4,932        62,096           578         6,423

Redeemed                        (90,866)   (1,211,963)      (23,006)     (274,443)
                             -----------   -----------   -----------   -----------
                                   1,874        18,438       446,268     5,657,829
                             -----------   -----------   -----------   -----------
CLASS II/SHARES
AUTHORIZED                   100,000,000                 100,000,000
                             ===========                 ===========

Sold                             106,820     1,436,739       178,614     2,163,186

Issued in reinvestment
of distributions                   1,238        15,746           215         2,409

Redeemed                        (69,506)     (920,023)      (48,057)     (582,591)
                             -----------   -----------   -----------   -----------
                                  38,552       532,462       130,772     1,583,004
                             -----------   -----------   -----------   -----------
Net increase (decrease)           40,426     $ 550,900       577,040    $7,240,833
                             ===========   ===========   ===========   ===========

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16

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

6. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $382,817 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $390,763. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. CORPORATE EVENT

The Board of Directors approved its original management agreement between the investment advisor and the corporation at a meeting held on December 31, 2002.
In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal prior to December
31, 2004. However, the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement was required.

The investment advisor continued to provide to the fund investment advisory services of the same nature as it had historically provided. The investment advisor reimbursed the fund for all management fees received from January 1,
2005 through December 13, 2005, and agreed to waive receipt of such fees until the approval of the management agreement.

At a meeting held on December 13, 2005, the Board of Directors considered the matter and approved a new management agreement for the fund (the "Agreement").
The terms of the Agreement are substantially the same as the terms of the original management agreement. A special meeting of shareholders of the fund was held on March 3, 2006 to approve the Agreement. The Agreement was approved by a majority of the fund's outstanding voting securities and the Agreement became effective immediately upon such approval.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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17

FINANCIAL HIGHLIGHTS
VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                          2007(1)       2006      2005    2004(2)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                                  $12.98     $10.85    $10.79     $10.61
                                         --------   --------  --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             0.11       0.23      0.27       0.01

 Net Realized and Unrealized
 Gain (Loss)                                 0.66       1.94      0.25       0.23
                                         --------   --------  --------   --------
 Total From Investment Operations            0.77       2.17      0.52       0.24
                                         --------   --------  --------   --------
Distributions

 From Net Investment Income                (0.09)      --(4)    (0.25)     (0.06)

 From Net Realized Gains                   (0.02)     (0.04)    (0.21)         --
                                         --------   --------  --------   --------
 Total Distributions                       (0.11)     (0.04)    (0.46)     (0.06)
                                         --------   --------  --------   --------
Net Asset Value, End of Period             $13.64     $12.98    $10.85     $10.79
                                         ========   ========  ========   ========

TOTAL RETURN(5)                             5.95%     19.98%     4.83%      2.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       0.90%(6)   0.79%(7)  0.04%(7)   0.90%(6)

Ratio of Operating Expenses to
Average Net Assets (before waiver)       0.90%(6)      0.90%     0.94%   0.90%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets             1.74%(6)   1.98%(7)  2.45%(7)   0.64%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets
(before waiver)                          1.74%(6)      1.87%     1.55%   0.64%(6)

Portfolio Turnover Rate                        9%        11%       37%      3%(8)

Net Assets, End of Period
(in thousands)                             $8,047     $7,630    $1,538       $400

(1) Six months ended June 30, 2007 (unaudited).

(2) December 1, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fees.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

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18

VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                                          2007(1)       2006      2005    2004(2)
PER-SHARE DATA
Net Asset Value, Beginning
of Period                                  $13.09     $10.97    $10.79     $10.00
                                         --------   --------  --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)             0.10       0.22      0.24       0.04

 Net Realized and Unrealized
 Gain (Loss)                                 0.68       1.94      0.37       0.81
                                         --------   --------  --------   --------
 Total From Investment Operations            0.78       2.16      0.61       0.85
                                         --------   --------  --------   --------
Distributions

 From Net Investment Income                (0.07)      --(4)    (0.22)     (0.06)

 From Net Realized Gains                   (0.02)     (0.04)    (0.21)         --
                                         --------   --------  --------   --------
 Total Distributions                       (0.09)     (0.04)    (0.43)     (0.06)
                                         --------   --------  --------   --------
Net Asset Value, End of Period             $13.78     $13.09    $10.97     $10.79
                                         ========   ========  ========   ========

TOTAL RETURN(5)                             5.96%     19.78%     5.59%      8.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       1.05%(6)   0.98%(7)  0.29%(7)   1.05%(6)

Ratio of Operating Expenses to
Average Net Assets (before waiver)       1.05%(6)      1.05%     1.09%   1.05%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets             1.59%(6)   1.79%(7)  2.20%(7)   2.44%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets
(before waiver)                          1.59%(6)      1.72%     1.40%   2.44%(6)

Portfolio Turnover Rate                        9%        11%       37%         3%

Net Assets, End of Period
(in thousands)                             $2,976     $2,324      $513     $1,085

(1) Six months ended June 30, 2007 (unaudited).

(2) October 29, 2004 (fund inception) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) During the year ended December 31, 2005 and a portion of the year ended
December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fees.

See Notes to Financial Statements.

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19

APPROVAL OF MANAGEMENT AGREEMENT
VP Large Company Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Large Company Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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20

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
21

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one-year period and equal to the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
22

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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23

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class
II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
26

NOTES

------
27

NOTES

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

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AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
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©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55639

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report               June 30, 2007

[photo of summer]

VP Mid Cap Value Fund

[american century investments logo and text logo]

[blank page]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP?MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)        7.18%
Russell 1000 Growth Index             8.13%
Russell 1000 Value Index              6.23%

RUSSELL MIDCAP INDEX                  9.90%
Russell Midcap Growth Index          10.97%
Russell Midcap Value Index            8.69%

RUSSELL 2000 INDEX (SMALL-CAP)        6.45%
Russell 2000 Growth Index             9.33%
Russell 2000 Value Index              3.80%

*Total returns for periods less than one year are not annualized.

-------
2

PERFORMANCE
VP Mid Cap Value

Total Returns as of June 30, 2007
                                                           Average
                                                        Annual Returns

                                                            Since       Inception
                                6 months(1)    1 year     Inception        Date

CLASS II                           9.87%       25.68%       19.89%       10/29/04

RUSSELL MIDCAP VALUE
INDEX(2)                           8.69%       22.09%       20.17%          --

Class I                            9.96%       25.76%       17.28%       12/1/04

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made October 29, 2004

One-Year Returns Over Life of Class
Periods ended June 30

                                 2005*    2006    2007

Class II                        15.99%   11.32%  25.68%

Russell Midcap Value Index      17.01%   14.26%  22.09%

*From 10/29/04, Class II's inception date, to 6/30/05. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Mid Cap Value

Portfolio Managers: Phil Davidson, Scott Moore, and Michael Liss

PERFORMANCE SUMMARY

VP Mid Cap Value gained 9.96%* for the six months ended June 30, 2007. By comparison, its benchmark, the Russell Midcap Value Index, advanced 8.69%.
(The portfolio's return reflects operating expenses, while the index's return does not.) The median return for Morningstar's Mid Cap Value category (whose performance, like VP Mid Cap Value's, reflects fund operating expenses) was
9.61%.**

VP Mid Cap Value's results were achieved in a market environment (described in the Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Value strategies that emphasized lower-quality names and stocks subject to higher levels of volatility also performed well. Nonetheless, our emphasis on higher-quality businesses with sound balance sheets resulted in solid performance.
Investments in financials, consumer discretionary, and telecommunication stocks added most to results relative to the Russell Midcap Value Index, while our positions in the materials and utilities sectors detracted.

Over time, VP Mid Cap Value's disciplined investment approach has rewarded longer-term investors. Since the portfolio's inception on December 1, 2004, it has produced an average annualized return of 17.28% (see the performance information pages 3-4).

UNDERWEIGHT POSITION IN FINANCIALS CONTRIBUTED

The portfolio's underweight position in the financials sector was one of the top contributors to performance. Stock selection boosted results further. Due to our fundamental and valuation work, we held few real estate investment trusts (REITs). Many firms in this group came under pressure as interest rates rose and the subprime loan market began to experience disruptions. REITs, which comprise 11% of the benchmark, posted negative results over the six-month period while the portfolio was buffered from these losses because of its much smaller stake in this sector.

The financials sector also held one of our top detracting stocks -- Freddie
Mac. Freddie Mac is a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of homeownership and rental housing. Its stock declined in sympathy with the dip in the housing market but was also

Top Ten Holdings as of June 30, 2007
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                         6/30/07     12/31/06

Freddie Mac                               3.8%         1.8%
SunTrust Banks, Inc.                      3.1%         1.6%
MGIC Investment Corp.                     3.0%         2.0%
Portland General Electric Co.             2.8%         1.7%
South Financial Group Inc. (The)          2.8%         0.7%
Speedway Motorsports Inc.                 2.7%         2.4%
Southwest Airlines Co.                    2.5%         0.7%
Kraft Foods Inc. Cl A                     2.4%          --
ConAgra Foods, Inc.                       2.1%         0.2%
iShares S&P MidCap 400 Index Fund         2.1%         1.9%

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

** The one-year average return as of June 30, 2007, for Morningstar's Mid Cap
Value category was 21.20%.

  ©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2)
may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

VP Mid Cap Value

affected by the problems of subprime lending stocks -- despite the fact that
Freddie Mac has only modest exposure to subprime loans.

CONSUMER DISCRETIONARY, TELECOMMUNICATIONS ADDED VALUE

The consumer discretionary sector provided two of the portfolio's top contributors-- Dollar General Corp. and Dow Jones. Retail discounter Dollar
General announced during the first quarter that it was being acquired by private-equity giant Kohlberg Kravis Roberts & Co. The stock performed well in response to the $22-per-share cash buyout offer. Dow Jones, one of the leaders in business news and information, outperformed when News Corp. made an attractive buyout offer.

Buyout news also lifted one of our telecommunications holdings. Canada-based communications company BCE announced on June 30 that the Ontario Teachers'
Pension Plan would purchase the company for $42.75 cash per share in Canadian dollars.

UTILITIES HAMPERED RESULTS

Our position in utilities was a drag on performance. Utility stocks have been trading near historically high price-to-earnings ratios, making their valuations unattractive to us. As this sector outperformed, our underweight position detracted on a relative basis.

MATERIALS DETRACTED

The portfolio's position in the materials sector also slowed relative performance. For some time, stock prices of metals and mining firms have been momentum-driven; many haven't met the management team's valuation criteria and thus have not merited sizeable exposure. During the reporting period, our relatively smaller position diminished our performance as these companies outperformed for the benchmark.

STARTING POINT FOR NEXT REPORTING PERIOD

The management team follows a disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of June 30, 2007, we continued
to see opportunities in consumer staples and health care, reflected by our overweight positions in those sectors relative to the benchmark. Our fundamental and valuation work resulted in smaller relative weightings in consumer discretionary, information technology, and energy stocks.

Top Five Industries as of June 30, 2007
                                   % of         % of
                                net assets   net assets
                                   as of        as of
                                  6/30/07     12/31/06

Commercial Banks                   11.0%        6.7%
Food Products                      8.8%         5.4%
Insurance                          8.2%         5.8%
Thrifts & Mortgage Finance         7.5%         5.0%
Multi-Utilities                    5.9%         6.2%

Types of Investments in Portfolio
                                   % of         % of
                                net assets   net assets
                                   as of        as of
                                  6/30/07     12/31/06

Common Stocks                      97.3%        94.3%
Cash and Equivalents(1)            2.7%         5.7%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*

ACTUAL
Class I              $1,000        $1,099.60          $5.21             1.00%
Class II             $1,000        $1,098.70          $5.98             1.15%

HYPOTHETICAL
Class I              $1,000        $1,019.84          $5.01             1.00%
Class II             $1,000        $1,019.09          $5.76             1.15%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Mid Cap Value

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 97.3%

AEROSPACE & DEFENSE -- 0.5%
           7,787  Northrop Grumman Corp.                                 $ 606,374
                                                                      ------------
AIRLINES -- 2.5%
         199,485  Southwest Airlines Co.                                 2,974,323
                                                                      ------------
AUTO COMPONENTS -- 1.1%
          23,748  Autoliv, Inc.                                          1,350,549
                                                                      ------------
AUTOMOBILES -- 0.4%
          15,737  Winnebago Industries(1)                                  464,556
                                                                      ------------
BEVERAGES -- 3.5%
          24,600  Anheuser-Busch Companies, Inc.                         1,283,136
          68,868  Coca-Cola Enterprises Inc.                             1,652,832
          38,766  Pepsi Bottling Group Inc.                              1,305,639
                                                                      ------------
                                                                         4,241,607
                                                                      ------------
BUILDING PRODUCTS -- 0.8%
          34,054  Masco Corp.                                              969,517
                                                                      ------------
CAPITAL MARKETS -- 1.0%
           2,800  Bear Stearns Companies Inc. (The)                        392,000
          12,019  Nuveen Investments Inc. Cl A(1)                          746,981
                                                                      ------------
                                                                         1,138,981
                                                                      ------------
CHEMICALS -- 1.9%
          11,693  Ecolab Inc.                                              499,291
          16,401  Minerals Technologies Inc.                             1,098,047
           7,359  Olin Corp.(1)                                            154,539
          10,087  Rohm and Haas Co.                                        551,557
                                                                      ------------
                                                                         2,303,434
                                                                      ------------
COMMERCIAL BANKS -- 11.0%
          11,047  BancorpSouth Inc.(1)                                     270,210
          44,245  BB&T Corporation                                       1,799,887
           8,718  Commerce Bancshares, Inc.                                394,925
          13,162  Fifth Third Bancorp                                      523,453
          40,136  Marshall & Ilsley Corp.                                1,911,678
         150,264  South Financial Group Inc. (The)                       3,401,977
          43,771  SunTrust Banks, Inc.                                   3,752,925
          15,700  United Bankshares, Inc.(1)                               499,260
           8,248  Zions Bancorporation                                     634,354
                                                                      ------------
                                                                        13,188,669
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.2%
          24,137  HNI Corp.(1)                                             989,617
          46,164  Pitney Bowes, Inc.                                     2,161,398
          35,511  Republic Services, Inc.                                1,088,057
          21,417  Waste Management, Inc.                                   836,334
                                                                      ------------
                                                                         5,075,406
                                                                      ------------

          Shares                                                             Value

COMMUNICATIONS EQUIPMENT -- 0.6%
          42,132  Motorola, Inc.                                         $ 745,736
                                                                      ------------
COMPUTERS & PERIPHERALS -- 1.4%
         102,568  QLogic Corp.(2)                                        1,707,757
                                                                      ------------
CONTAINERS & PACKAGING -- 1.8%
          66,149  Bemis Co., Inc.                                        2,194,824
                                                                      ------------
DISTRIBUTORS -- 0.4%
          10,099  Genuine Parts Company                                    500,910
                                                                      ------------
DIVERSIFIED -- 2.1%
          27,794  iShares S&P MidCap 400 Index Fund(1)                   2,477,279
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
           6,275  BCE Inc. ORD(1)                                          237,617
          73,923  Iowa Telecommunications Services Inc.(1)               1,680,270
                                                                      ------------
                                                                         1,917,887
                                                                      ------------
ELECTRIC UTILITIES -- 4.6%
          16,636  Empire District Electric Co.(1)                          372,147
          53,973  IDACORP, Inc.(1)                                       1,729,295
         124,419  Portland General Electric Co.                          3,414,058
                                                                      ------------
                                                                         5,515,500
                                                                      ------------
ELECTRICAL EQUIPMENT -- 1.3%
          27,310  Hubbell Inc. Cl A(1)                                   1,477,471
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.8%
          15,145  Littelfuse, Inc.(2)                                      511,447
          41,500  Molex Inc.                                             1,245,415
           9,805  Tyco Electronics Ltd.(2)(3)                              382,983
                                                                      ------------
                                                                         2,139,845
                                                                      ------------
FOOD & STAPLES RETAILING -- 0.7%
          13,251  Costco Wholesale Corp.                                   775,449
                                                                      ------------
FOOD PRODUCTS -- 8.8%
          93,265  ConAgra Foods, Inc.                                    2,505,098
         101,785  Diamond Foods Inc.(1)                                  1,786,327
          12,208  General Mills, Inc.                                      713,191
          43,569  H.J. Heinz Co.                                         2,068,220
          13,343  Kellogg Co.                                              691,034
          80,692  Kraft Foods Inc. Cl A                                  2,844,393
                                                                      ------------
                                                                        10,608,263
                                                                      ------------
GAS UTILITIES -- 1.0%
          20,406  Piedmont Natural Gas Co., Inc.(1)                        503,008
          22,644  WGL Holdings Inc.                                        739,100
                                                                      ------------
                                                                         1,242,108
                                                                      ------------

------
8

VP Mid Cap Value

Shares                                                                       Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.9%
          13,447  Beckman Coulter, Inc.                                  $ 869,752
           8,900  Covidien Ltd.(2)(3)                                      383,590
         136,156  Symmetry Medical Inc.(2)                               2,179,858
                                                                      ------------
                                                                         3,433,200
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
           8,159  Universal Health Services, Inc. Cl B                     501,779
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.9%
          28,021  International Speedway Corp.                           1,476,987
          80,964  Speedway Motorsports Inc.                              3,236,941
                                                                      ------------
                                                                         4,713,928
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.7%
          13,931  Clorox Company                                           865,115
          34,852  Kimberly-Clark Corp.                                   2,331,250
                                                                      ------------
                                                                         3,196,365
                                                                      ------------
INSURANCE -- 8.2%
           6,199  Allstate Corp.                                           381,300
          25,587  Ambac Financial Group, Inc.(1)                         2,230,932
          15,559  Aspen Insurance Holdings Ltd.                            436,741
          33,267  Chubb Corp.                                            1,801,075
           9,978  Gallagher (Arthur J.) & Co.(1)                           278,187
          50,091  Genworth Financial Inc. Cl A                           1,723,130
           6,357  Hartford Financial Services Group Inc. (The)             626,228
          36,256  Horace Mann Educators Corp.(1)                           770,077
          51,417  Marsh & McLennan Companies, Inc.                       1,587,757
                                                                      ------------
                                                                         9,835,427
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
           8,427  Bio-Rad Laboratories, Inc. Cl A(2)                       636,828
          19,245  PRA International(1)(2)                                  486,899
                                                                      ------------
                                                                         1,123,727
                                                                      ------------
MACHINERY -- 1.4%
          94,930  Altra Holdings Inc.(2)                                 1,640,390
                                                                      ------------
METALS & MINING -- 1.9%
          21,061  Compass Minerals International Inc.(1)                   729,974
          40,622  Newmont Mining Corporation                             1,586,696
                                                                      ------------
                                                                         2,316,670
                                                                      ------------

Shares                                                                       Value

MULTI-UTILITIES -- 5.9%
          36,385  Ameren Corp.(1)                                      $ 1,783,229
          11,200  Consolidated Edison, Inc.                                505,344
          10,200  Dominion Resources Inc.                                  880,362
          75,775  Puget Energy, Inc.                                     1,832,240
          22,728  Wisconsin Energy Corp.                                 1,005,259
          54,900  XCEL Energy Inc.                                       1,123,803
                                                                      ------------
                                                                         7,130,237
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 3.8%
          23,746  Apache Corp.                                           1,937,436
          14,984  Equitable Resources Inc.                                 742,607
          24,863  Murphy Oil Corp.                                       1,477,857
          10,452  St. Mary Land & Exploration Co.(1)                       382,752
                                                                      ------------
                                                                         4,540,652
                                                                      ------------
PAPER & FOREST PRODUCTS -- 0.7%
           3,774  MeadWestvaco Corp.                                       133,298
           9,533  Weyerhaeuser Co.                                         752,439
                                                                      ------------
                                                                           885,737
                                                                      ------------
PHARMACEUTICALS -- 0.5%
          16,846  Watson Pharmaceuticals, Inc.(2)                          548,000
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
          31,591  Annaly Capital Management Inc.(1)                        455,542
          77,745  Education Realty Trust, Inc.(1)                        1,090,763
                                                                      ------------
                                                                         1,546,305
                                                                      ------------
ROAD & RAIL -- 0.6%
          46,168  Heartland Express, Inc.(1)                               752,538
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
          11,917  Applied Materials, Inc.                                  236,791
                                                                      ------------
SOFTWARE -- 0.6%
          28,609  Synopsys, Inc.(2)                                        756,136
                                                                      ------------
SPECIALTY RETAIL -- 0.8%
          32,184  Lowe's Companies, Inc.                                   987,727
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 7.5%
          74,269  Freddie Mac                                            4,508,128
          64,294  MGIC Investment Corp.                                  3,655,757
          32,101  Washington Federal, Inc.                                 780,375
                                                                      ------------
                                                                         8,944,260
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $113,097,568)                                                    116,706,314
                                                                      ------------

------
9

VP Mid Cap Value

Shares                                                                       Value

Temporary Cash Investments -- 5.2%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $6,022,445), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $5,902,139)(4)        $ 5,900,000
                                                                      ------------

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.25%,
1/15/14, valued at $306,354), in a joint trading account at 4.25%,
dated 6/29/07, due 7/2/07 (Delivery value $300,106)                        300,000
                                                                      ------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $6,200,000)                                                        6,200,000
                                                                      ------------

Shares                                                                       Value

Temporary Cash Investments - Securities Lending Collateral(5) -- 8.5%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery value $10,220,692)
(Cost $10,216,112)                                                    $ 10,216,112
                                                                      ------------

TOTAL INVESTMENT SECURITIES -- 111.0%
(Cost $129,513,680)                                                    133,122,426
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (11.0)%                               (13,191,251)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $119,931,175
                                                                      ============

Forward Foreign Currency Exchange Contracts

   Contracts to Sell      Settlement Date      Value      Unrealized Gain (Loss)

 198,239    CAD for USD       7/31/07        $186,216            $(1,146)
                                            ==========   =======================

(Value on Settlement Date $185,070)

Notes to Schedule of Investments

CAD = Canadian Dollar
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) When-issued security.

(4) Security, or a portion thereof, has been segregated for when-issued securities.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)
ASSETS
Investment securities, at value (cost of $119,297,568) -
including $9,922,916 of securities on loan                            $122,906,314

Investments made with cash collateral received for securities on
loan, at value (cost of $10,216,112)                                    10,216,112
                                                                      ------------
Total investment securities, at value (cost of $129,513,680)           133,122,426

Cash                                                                       383,394

Receivable for investments sold                                          4,108,959

Dividends and interest receivable                                          189,305
                                                                      ------------
                                                                       137,804,084
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  10,216,112

Payable for investments purchased                                        7,556,083

Payable for forward foreign currency exchange contracts                      1,146

Accrued management fees                                                     86,662

Distribution fees payable                                                   12,906
                                                                      ------------
                                                                        17,872,909
                                                                      ------------

NET ASSETS                                                            $119,931,175
                                                                     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $111,344,902

Undistributed net investment income                                        503,959

Undistributed net realized gain on investment and foreign
currency transactions                                                    4,474,714

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                             3,607,600
                                                                      ------------
                                                                      $119,931,175
                                                                     =============

CLASS I, $0.01 PAR VALUE

Net assets                                                             $48,447,168

Shares outstanding                                                       3,304,345

Net asset value per share                                                   $14.66

CLASS II, $0.01 PAR VALUE

Net assets                                                             $71,484,007

Shares outstanding                                                       4,876,282

Net asset value per share                                                   $14.66

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $3,183)                      $ 825,891

Interest                                                                   114,761

Securities lending                                                           2,197
                                                                        ----------
                                                                           942,849
                                                                        ----------

EXPENSES:

Management fees                                                            377,772

Distribution fees -- Class II                                               47,816

Directors' fees and expenses                                                   874

Other expenses                                                                 950
                                                                        ----------
                                                                           427,412
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               515,437
                                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                             4,834,680

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies          1,441,953
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                  6,276,633
                                                                        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $6,792,070
                                                                        ==========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                               2007          2006

OPERATIONS

Net investment income (loss)                               $ 515,437     $ 230,711

Net realized gain (loss)                                   4,834,680     1,419,970

Change in net unrealized appreciation (depreciation)       1,441,953     1,994,529
                                                        ------------   -----------
Net increase (decrease) in net assets resulting from
operations                                                 6,792,070     3,645,210
                                                        ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                                    (33,006)      (97,727)

 Class II                                                         --      (94,204)

From net realized gains:

 Class I                                                   (436,378)     (430,755)

 Class II                                                  (314,892)     (595,343)
                                                        ------------   -----------
Decrease in net assets from distributions                  (784,276)   (1,218,029)
                                                        ------------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                           62,252,614    40,502,578
                                                        ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                     68,260,408    42,929,759

NET ASSETS

Beginning of period                                       51,670,767     8,741,008
                                                        ------------  ------------
End of period                                           $119,931,175   $51,670,767
                                                        ============   ===========

Undistributed net investment income                         $503,959       $21,528
                                                        ============   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that the investment advisor believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
14

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The fund has elected to treat $(13,484) of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

------
15

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the six months ended June 30, 2007 was 1.00% and 0.90% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $132,768,778 and
$71,119,866, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                           $129,913,294
                                                         =============
Gross tax appreciation of investments                      $ 4,704,547
Gross tax depreciation of investments                      (1,495,415)
                                                         -------------
Net tax appreciation (depreciation) of investments         $ 3,209,132
                                                         =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

------
16

4. CAPITAL SHARE TRANSACTIONS

                                 Six months ended               Year ended
                                  June 30, 2007             December 31, 2006

                                  Shares        Amount        Shares        Amount

CLASS I/SHARES AUTHORIZED    100,000,000                 100,000,000
                             ===========                 ===========
Sold                           1,588,567   $22,337,542     2,491,198   $32,607,369

Issued in reinvestment of
distributions                     34,590       469,384        39,558       528,482

Redeemed                       (557,700)   (7,829,586)     (504,972)   (6,321,029)
                             -----------   -----------   -----------   -----------
                               1,065,457    14,977,340     2,025,784    26,814,822
                             -----------   -----------   -----------   -----------
CLASS II/SHARES AUTHORIZED   100,000,000                 100,000,000
                             ===========                 ===========
Sold                           3,348,440    48,201,933     1,133,192    14,589,995

Issued in reinvestment of
distributions                     23,188       314,892        52,066       689,547

Redeemed                        (87,452)   (1,241,551)     (127,487)   (1,591,786)
                             -----------   -----------   -----------   -----------
                               3,284,176    47,275,274     1,057,771    13,687,756
                             -----------   -----------   -----------   -----------
Net increase (decrease)        4,349,633   $62,252,614     3,083,555   $40,502,578
                             ===========   ===========   ===========   ===========

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

6. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $9,922,916 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $10,216,112. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
VP Mid Cap Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                              2007(1)      2006    2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period           $13.49    $11.70  $11.21     $10.80
                                             --------   -------  ------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                 0.09      0.19    0.20      --(4)

 Net Realized and Unrealized
 Gain (Loss)                                     1.24      2.16    0.86       0.44
                                             --------   -------  ------   --------
 Total From Investment Operations                1.33      2.35    1.06       0.44
                                             --------   -------  ------   --------
Distributions

 From Net Investment Income                    (0.01)    (0.08)  (0.10)     (0.03)

 From Net Realized Gains                       (0.15)    (0.48)  (0.47)         --
                                             --------   -------  ------   --------
 Total Distributions                           (0.16)    (0.56)  (0.57)     (0.03)
                                             --------   -------  ------   --------
Net Asset Value, End of Period                 $14.66    $13.49  $11.70     $11.21
                                             ========   =======  ======   ========

 TOTAL RETURN(5)                                9.96%    20.30%   9.56%      4.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   1.00%(6)     1.00%   1.02%   1.00%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets                           1.38%(6)     1.50%   1.64%   0.47%(6)

Portfolio Turnover Rate                           92%      203%    225%     46%(7)

Net Assets, End of Period (in thousands)      $48,447   $30,201  $2,493       $285

(1) Six months ended June 30, 2007 (unaudited).

(2) December 1, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the period October 29, 2004 (fund inception) through
December 31, 2004.

See Notes to Financial Statements.

------
18

VP Mid Cap Value

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                              2007(1)      2006    2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period           $13.49    $11.69  $11.21     $10.00
                                             --------   -------  ------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                 0.09      0.16    0.16       0.02

 Net Realized and Unrealized
 Gain (Loss)                                     1.23      2.18    0.87       1.22
                                             --------   -------  ------   --------
 Total From Investment Operations                1.32      2.34    1.03       1.24
                                             --------   -------  ------   --------
Distributions

 From Net Investment Income                        --    (0.06)  (0.08)     (0.03)

 From Net Realized Gains                       (0.15)    (0.48)  (0.47)         --
                                             --------   -------  ------   --------
 Total Distributions                           (0.15)    (0.54)  (0.55)     (0.03)
                                             --------   -------  ------   --------
Net Asset Value, End of Period                 $14.66     $1.49  $11.69     $11.21
                                             ========   =======  ======   ========

 TOTAL RETURN(4)                                9.87%    20.23%   9.31%     12.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                   1.15%(5)     1.15%   1.17%   1.15%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                           1.23%(5)     1.35%   1.49%   0.95%(5)

Portfolio Turnover Rate                           92%      203%    225%        46%

Net Assets, End of Period (in thousands)      $71,484   $21,470  $6,249       $570

(1) Six months ended June 30, 2007 (unaudited).

(2) October 29, 2004 (fund inception) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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19

APPROVAL OF MANAGEMENT AGREEMENT
VP Mid Cap Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Mid Cap Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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20

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES - GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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21

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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22

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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23

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class
II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

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25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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26

NOTES

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27

NOTES

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28

[blank page]

[BACK COVER]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55640

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report         June 30, 2007

[photo of summer]

VP Ultra® Fund

[american century investments logo and text logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period--ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002-- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June--when many of the major stock indexes hit seven-year highs--as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)        7.18%
Russell 1000 Growth Index             8.13%
Russell 1000 Value Index              6.23%

RUSSELL MIDCAP INDEX                  9.90%
Russell Midcap Growth Index          10.97%
Russell Midcap Value Index            8.69%

RUSSELL 2000 INDEX (SMALL-CAP)        6.45%
Russell 2000 Growth Index             9.33%
Russell 2000 Value Index              3.80%

*Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
VP Ultra

Total Returns as of June 30, 2007
                                                    Average Annual
                                                        Returns
                                                              Since     Inception
                           6 months(1)  1 year   5 years    Inception      Date

CLASS I                       6.97%     10.15%    5.17%       1.20%       5/1/01

RUSSELL 1000 GROWTH
INDEX(2)                      8.13%     19.04%    9.28%       1.28%         --

S&P 500 INDEX(2)              6.96%     20.59%    10.71%      4.63%         --

Class II                      6.91%     10.00%    5.02%       3.01%       5/1/02

Class III                     6.98%     10.16%    5.18%       3.34%      5/13/02

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

VP Ultra

Growth of $10,000 Over Life of Class

$10,000 investment made May 1, 2001

One-Year Returns Over Life of Class
Periods ended June 30
                          2001*      2002      2003      2004     2005     2006      2007
Class I                   1.20%    -17.36%    -1.74%    17.56%    1.14%    0.00%    10.15%

Russell 1000 Growth
Index                     -5.59%   -26.49%    2.94%     17.88%    1.68%    6.12%    19.04%

S&P 500 Index             -3.10%   -17.99%    0.25%     19.11%    6.32%    8.63%    20.59%

*From 5/1/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
VP Ultra

Portfolio Managers: Tom Telford and Wade Slome

PERFORMANCE SUMMARY

VP Ultra returned 6.97%* for the first six months of 2007, trailing the 8.13%
return of its benchmark, the Russell 1000 Growth Index, and essentially matching the 6.96% return of the S&P 500 Index.

On an absolute basis, VP Ultra generated a solid gain for the reporting period. Nine out of ten sectors in the portfolio produced positive results, led by strong contributions from health care and information technology stocks. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

However, the portfolio underperformed the Russell 1000 Growth Index, partly because we did not stray into mid-cap stocks, which outperformed during the reporting period. Stock selection was also a key factor behind our underperformance.

CONSUMER STOCKS HURT RESULTS

VP Ultra's consumer staples holdings declined as a group during the six-month period, while their counterparts in the Russell 1000 Growth Index posted positive results. Stock selection among food and staples retailers had the biggest negative impact on performance relative to the index. Drugstore chain
Walgreen declined as weaker consumer spending led to slowing same-store sales growth. Wal-Mart de Mexico, the Mexican arm of the U.S. discount store giant, also fell during the period as Mexico's economy struggled with rising unemployment and higher inflation.

Consumer discretionary stocks detracted modestly from results compared with the benchmark, but this sector featured three of the seven largest individual detractors from relative performance. Slot machine maker International Game
Technology, which has produced strong results for the portfolio over the past several years, declined amid a lull in its domestic product cycle. Coffee retailer Starbucks fell as investors grew concerned about slowing same-store sales trends and store saturation worries domestically, while a factory strike weighed on the earnings and stock price of motorcycle maker Harley-Davidson.

INDUSTRIALS ALSO DETRACTED

Stock selection in the industrials sector was also a drag on relative performance. Airline company US Airways Group weighed the most on relative results. When we originally invested in this stock, the airline industry was consolidating and energy prices were steady to declining. During the reporting period, however, energy prices rose, cutting into airlines' profit margins, and US Airways struggled with delays in the integration of its merger with
America West. As a result, we eliminated this stock from the portfolio.

Top Ten Holdings as of June 30, 2007
                                 % of net       % of net
                               assets as of   assets as of
                                  6/30/07       12/31/06

Cisco Systems Inc.                 3.5%           3.9%
Apple Inc.                         2.7%           2.2%
Emerson Electric Co.               2.3%           0.8%
Baxter International Inc.          2.2%           1.6%
Rio Tinto plc ORD                  2.1%           1.4%
Adobe Systems Inc.                 2.1%           1.9%
PepsiCo, Inc.                      2.1%           1.8%
Express Scripts, Inc.              2.0%           1.4%
United Technologies Corp.          1.9%           1.7%
Google Inc. Cl A                   1.9%           2.1%

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

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5

VP Ultra

HEALTH CARE AND TELECOM ADDED VALUE

On the positive side, stock selection in the health care and telecommunication services sectors contributed favorably to performance compared with the benchmark index. Pharmacy benefits manager Express Scripts was the best contributor in the health care sector. Express Scripts benefited from a shift toward generic drugs and mail order prescriptions, both of which are more efficient and cost-effective.

In the telecom sector, we emphasized wireless companies outside of the U.S., such as Latin American wireless provider America Movil and Canadian company
Rogers Communications. America Movil enjoyed strong subscriber growth and expanding profit margins, while Rogers saw healthy growth in its bundled package of cable, internet, telephone, and wireless services.

VP Ultra's foreign holdings, which made up more than 10% of portfolio assets during the period, also contributed meaningfully to performance. The top relative performance contributor in the portfolio was a foreign stock --
U.K.-based global metals producer Rio Tinto, which was also one of the portfolio's biggest overweight positions during the period. Rio Tinto benefited from a combination of strong demand, higher metals prices, and merger speculation.

STARTING POINT FOR NEXT REPORTING PERIOD

Large-cap growth has been out of favor since the market's peak in early 2000, but recent performance suggests that the tide may be turning toward larger growth-oriented companies. The stocks of larger companies generated solid results in the first half of 2007, while growth stocks outperformed value.

Resisting the temptation to enhance performance by shifting into mid-cap stocks, we have stayed true to our mandate of investing in U.S. large-cap growth stocks. As a result, we expect VP Ultra to participate fully when investors again favor larger growth companies.

Our focus, as always, is to invest in fundamentally sound companies showing improving growth rates that we think will be rewarded.

Top Five Industries as of June 30, 2007
                                       % of net        % of net
                                     assets as of    assets as of
                                       6/30/07         12/31/06

Software                                 5.9%            6.6%
Capital Markets                          5.5%            6.8%
Communications Equipment                 5.5%            4.9%
Computers & Peripherals                  5.0%            3.0%
Aerospace & Defense                      4.9%            3.3%

Types of Investments in Portfolio
                                       % of net        % of net
                                     assets as of    assets as of
                                        6/30/07        12/31/06

Domestic Common Stocks                   84.2%           89.1%
Foreign Common Stocks(1)                 11.2%           9.9%
TOTAL COMMON STOCKS                      95.4%           99.0%
Temporary Cash Investments               0.7%            3.8%
Other Assets and Liabilities(2)          3.9%           (2.8)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning         Ending        Expenses Paid
              Account Value   Account Value    During Period*      Annualized
                  1/1/07         6/30/07      1/1/07 - 6/30/07   Expense Ratio*
ACTUAL
Class I           $1,000        $1,069.70           $5.13             1.00%
Class II          $1,000        $1,069.10           $5.90             1.15%
Class III         $1,000        $1,069.80           $5.13             1.00%
HYPOTHETICAL
Class I           $1,000        $1,019.84           $5.01             1.00%
Class II          $1,000        $1,019.09           $5.76             1.15%
Class III         $1,000        $1,019.84           $5.01             1.00%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Ultra

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 95.4%

AEROSPACE & DEFENSE -- 4.9%

          150,300  Boeing Co.                                         $ 14,452,849
           78,690  Precision Castparts Corp.                             9,549,818
          221,590  United Technologies Corp.                            15,717,379
                                                                      ------------
                                                                        39,720,046
                                                                      ------------
BEVERAGES -- 2.1%
          260,740  PepsiCo, Inc.                                        16,908,989
                                                                      ------------
BIOTECHNOLOGY -- 0.8%
          162,540  Gilead Sciences, Inc.(1)                              6,301,676
                                                                      ------------
CAPITAL MARKETS -- 5.5%
           72,070  Franklin Resources, Inc.                              9,547,113
           47,542  Goldman Sachs Group, Inc. (The)                      10,304,729
          140,720  Morgan Stanley                                       11,803,593
          196,404  T. Rowe Price Group Inc.                             10,191,404
          158,420  TD Ameritrade Holding Corp.(1)                        3,168,400
                                                                      ------------
                                                                        45,015,239
                                                                      ------------
CHEMICALS -- 2.1%
          149,730  Ecolab Inc.                                           6,393,471
          158,930  Monsanto Co.                                         10,734,132
                                                                      ------------
                                                                        17,127,603
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
           99,410  Manpower Inc.(2)                                      9,169,578
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 5.5%
        1,030,494  Cisco Systems Inc.(1)                                28,699,258
          199,026  QUALCOMM Inc.                                         8,635,738
           37,530  Research In Motion Ltd.(1)(2)                         7,505,625
                                                                      ------------
                                                                        44,840,621
                                                                      ------------
COMPUTERS & PERIPHERALS -- 5.0%
          177,790  Apple Inc.(1)                                        21,697,491
          315,340  Hewlett-Packard Co.                                  14,070,471
          165,290  Network Appliance, Inc.(1)                            4,826,468
                                                                      ------------
                                                                        40,594,430
                                                                      ------------
DIVERSIFIED -- 1.7%
           37,600  iShares FTSE/Xinhua China 25 Index Fund(2)            4,842,880
           59,930  Standard and Poor's 500 Depositary Receipt(2)         9,007,479
                                                                      ------------
                                                                        13,850,359
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.5%
           13,640  Chicago Mercantile Exchange Holdings Inc.             7,288,670
           31,190  IntercontinentalExchange Inc.(1)                      4,611,442
          128,306  Moody's Corp.                                         7,980,633
                                                                      ------------
                                                                        19,880,745
                                                                      ------------

Shares                                                                       Value

ELECTRICAL EQUIPMENT -- 2.3%
          399,390  Emerson Electric Co.                               $ 18,691,452
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
          113,490  Schlumberger Ltd.                                     9,639,841
                                                                      ------------
FOOD & STAPLES RETAILING -- 1.7%
          790,860  Wal-Mart de Mexico, SAB de CV Series V ORD            3,000,950
          248,102  Walgreen Co.                                         10,802,361
                                                                      ------------
                                                                        13,803,311
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.2%
          311,930  Baxter International Inc.                            17,574,137
           78,150  Medtronic, Inc.                                       4,052,859
          204,660  Stryker Corp.(2)                                     12,911,999
                                                                      ------------
                                                                        34,538,995
                                                                      ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.4%
          323,080  Express Scripts, Inc.(1)(2)                          16,157,230
           69,504  UnitedHealth Group Inc.                               3,554,435
                                                                      ------------
                                                                        19,711,665
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 3.8%
           62,459  Carnival Corporation                                  3,046,125
           46,674  Chipotle Mexican Grill Inc. Cl A(1)(2)                3,980,359
          151,601  International Game Technology                         6,018,560
          161,160  McDonald's Corporation                                8,180,481
           92,254  Starbucks Corporation(1)                              2,420,745
          220,500  Yum! Brands, Inc.                                     7,214,760
                                                                      ------------
                                                                        30,861,030
                                                                      ------------
HOUSEHOLD DURABLES -- 1.3%
          147,000  Garmin Ltd.(2)                                       10,873,590
                                                                      ------------
HOUSEHOLD PRODUCTS -- 2.1%
          180,340  Colgate-Palmolive Co.                                11,695,049
           94,960  Procter & Gamble Co. (The)                            5,810,602
                                                                      ------------
                                                                        17,505,651
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 2.0%
          115,490  3M Co.                                               10,023,377
           57,200  Textron Inc.                                          6,298,292
                                                                      ------------
                                                                        16,321,669
                                                                      ------------
INSURANCE -- 1.8%
          196,039  Aflac Inc.                                           10,076,405
           51,126  Ambac Financial Group, Inc.                           4,457,676
                                                                      ------------
                                                                        14,534,081
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 3.1%
           50,020  Digital River Inc.(1)(2)                              2,263,405
          245,868  eBay Inc.(1)                                          7,912,032
           29,310  Google Inc. Cl A(1)                                  15,340,268
                                                                      ------------
                                                                        25,515,705
                                                                      ------------

------
8

VP Ultra

Shares                                                                       Value

IT SERVICES -- 3.7%

          164,930  Accenture Ltd. Cl A                                 $ 7,073,847
           57,110  Cognizant Technology Solutions Corporation Cl
                   A(1)                                                  4,288,390
           51,400  DST Systems, Inc.(1)(2)                               4,071,394
           68,340  Fiserv, Inc.(1)                                       3,881,712
           30,280  MasterCard Inc. Cl A(2)                               5,022,544
          153,572  Paychex, Inc.                                         6,007,737
                                                                      ------------
                                                                        30,345,624
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 2.4%
          263,070  Thermo Fisher Scientific Inc.(1)                     13,605,980
           96,460  Waters Corp.(1)                                       5,725,866
                                                                      ------------
                                                                        19,331,846
                                                                      ------------
MACHINERY -- 3.3%
          177,120  Danaher Corp.(2)                                     13,372,560
           99,130  Dover Corp.                                           5,070,500
          140,210  Joy Global Inc.                                       8,178,449
                                                                      ------------
                                                                        26,621,509
                                                                      ------------
METALS & MINING -- 3.2%
           84,200  Allegheny Technologies Inc.                           8,830,896
          225,820  Rio Tinto plc ORD                                    17,350,375
                                                                      ------------
                                                                        26,181,271
                                                                      ------------
MULTILINE RETAIL -- 2.3%
          160,060  Kohl's Corp.(1)                                      11,369,062
          121,694  Target Corp.                                          7,739,738
                                                                      ------------
                                                                        19,108,800
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 4.4%
          101,610  ConocoPhillips                                        7,976,385
          160,770  Exxon Mobil Corp.                                    13,485,388
           77,690  Suncor Energy Inc.                                    6,985,885
           96,440  Valero Energy Corp.                                   7,123,058
                                                                      ------------
                                                                        35,570,716
                                                                      ------------
PERSONAL PRODUCTS -- 1.0%
          224,440  Avon Products, Inc.                                   8,248,170
                                                                      ------------
PHARMACEUTICALS -- 3.9%
          213,160  Abbott Laboratories                                  11,414,719
          173,110  Allergan, Inc.                                        9,978,060
          339,680  Schering-Plough Corp.                                10,339,859
                                                                      ------------
                                                                        31,732,638
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.8%
          262,121  Microchip Technology Inc.(2)                          9,708,961
          145,570  National Semiconductor Corp.                          4,115,264
          215,570  NVIDIA Corp.(1)                                       8,905,197
                                                                      ------------
                                                                        22,729,422
                                                                      ------------

Shares                                                                       Value

SOFTWARE -- 5.9%
          425,820  Adobe Systems Inc.(1)                              $ 17,096,673
          205,028  Electronic Arts Inc.(1)                               9,701,925
          435,960  Microsoft Corporation                                12,847,741
           23,800  Nintendo Co., Ltd. ORD                                8,715,683
                                                                      ------------
                                                                        48,362,022
                                                                      ------------
SPECIALTY RETAIL -- 0.6%
           86,010  CarMax, Inc.(1)(2)                                    2,193,255
           91,195  PetSmart, Inc.(2)                                     2,959,278
                                                                      ------------
                                                                         5,152,533
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.3%
          220,110  Coach Inc.(1)                                        10,431,013
          141,830  NIKE, Inc. Cl B                                       8,267,271
                                                                      ------------
                                                                        18,698,284
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.5%
          217,910  America Movil, SAB de CV ADR                         13,495,166
          156,920  Rogers Communications Inc. Cl B ORD                   6,690,422
                                                                      ------------
                                                                        20,185,588
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $661,548,748)                                                    777,674,699
                                                                      ------------

Temporary Cash Investments -- 0.7%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $5,716,219), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $5,602,030)
(Cost $5,600,000)                                                        5,600,000
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 7.9%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07, due 7/2/07 (Delivery
value $64,029,720)                                                      64,001,026
(Cost $64,001,026)
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 104.0%
(Cost $731,149,774)                                                    847,275,725
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (4.0)%                                (32,579,672)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $814,696,053
                                                                      ============

------
9

VP Ultra

Forward Foreign Currency Exchange Contracts
                                                                Unrealized Gain
     Contracts to Sell       Settlement Date      Value             (Loss)

     3,508,731  CAD for USD      7/31/07       $ 3,295,929         $(20,293)
     4,124,146  GBP for USD      7/31/07        8,276,847          (43,278)
   537,285,000  JPY for USD      7/31/07        4,379,101           27,222
    15,971,417  MXN for USD      7/31/07        1,475,824           (8,065)
                                               -----------         ---------
                                               $17,427,701         $(44,414)
                                               ===========         =========
(Value on Settlement Date $17,383,287)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

FTSE = Financial Times Stock Exchange

GBP = British Pound

JPY = Japanese Yen

MXN = Mexican Nuevo Peso

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of June 30, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $667,148,748) --
including $63,775,265 of securities on loan                           $783,274,699

Investments made with cash collateral received for securities on
loan, at value (cost of $64,001,026)                                    64,001,026
                                                                      ------------

Total investment securities, at value (cost of $731,149,774)           847,275,725

Cash                                                                    29,905,944

Receivable for investments sold                                          7,986,235

Receivable for forward foreign currency exchange contracts                  27,222

Dividends and interest receivable                                          249,336
                                                                      ------------
                                                                       885,444,462
                                                                      ------------

LIABILITIES

Payable for collateral received for securities on loan                  64,001,026

Payable for investments purchased                                        5,940,937

Payable for forward foreign currency exchange contracts                     71,636

Accrued management fees                                                    593,427

Distribution fees payable                                                  141,383
                                                                      ------------
                                                                        70,748,409
                                                                      ------------

NET ASSETS                                                            $814,696,053
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $748,560,521

Accumulated net investment loss                                          (824,092)

Accumulated net realized loss on investment and foreign currency
transactions                                                          (49,121,003)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           116,080,627
                                                                      ------------
                                                                      $814,696,053
                                                                      ============

CLASS I, $0.01 PAR VALUE
Net assets                                                            $129,635,183
Shares outstanding                                                      12,081,719
Net asset value per share                                                   $10.73

CLASS II, $0.01 PAR VALUE
Net assets                                                            $683,738,752
Shares outstanding                                                      64,063,621
Net asset value per share                                                   $10.67

CLASS III, $0.01 PAR VALUE
Net assets                                                              $1,322,118
Shares outstanding                                                         123,153
Net asset value per share                                                   $10.74

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $12,039)                   $ 2,861,128

Interest                                                                   268,725

Securities lending                                                          91,527
                                                                       -----------
                                                                         3,221,380
                                                                       -----------

EXPENSES:

Management fees                                                          3,255,718

Distribution fees -- Class II                                              761,804

Directors' fees and expenses                                                10,850

Other expenses                                                               1,499
                                                                       -----------
                                                                         4,029,871
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             (808,491)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  1,612,849

Foreign currency transactions                                            (305,154)
                                                                       -----------
                                                                         1,307,695
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                             48,827,889

Translation of assets and liabilities in foreign currencies               (17,903)
                                                                       -----------
                                                                        48,809,986
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 50,117,681
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $49,309,190
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                              2007           2006

OPERATIONS

Net investment income (loss)                            $ (808,491)    $ (824,882)

Net realized gain (loss)                                  1,307,695   (39,824,656)

Change in net unrealized appreciation (depreciation)     48,809,986     31,026,044
                                                       ------------   ------------

Net increase (decrease) in net assets resulting
from operations                                          49,309,190    (9,623,494)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                      135,131,405    317,627,026
                                                       ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                   184,440,595    308,003,532

NET ASSETS

Beginning of period                                     630,255,458    322,251,926
                                                       ------------   ------------

End of period                                          $814,696,053   $630,255,458
                                                       ============   ============

Accumulated net investment loss                          $(824,092)      $(15,601)
                                                      ============   ============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(43,376,129), which may be used to offset future taxable gains. Capital loss carryovers of $(2,033,731),
$(2,696,809), $(2,392,863) and $(36,252,726) expire in 2010, 2011, 2012 and
2014, respectively.

The fund has elected to treat $(42,351) of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

------
15

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.80% to 1.00% for Class I and Class III and from 0.70% to 0.90% for Class II. The effective annual management fee for each class of the fund for the six months ended June 30,
2007 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
16

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $400,509,570 and
$296,740,882, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                          $736,029,771
                                                         ============

Gross tax appreciation of investments                    $115,897,015

Gross tax depreciation of investments                     (4,651,061)
                                                         ------------

Net tax appreciation (depreciation) of investments       $111,245,954
                                                         ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                          Six Months ended June 30,
                                               2007   Year ended December 31, 2006
                             Shares          Amount        Shares           Amount
CLASS I/SHARES
AUTHORIZED              100,000,000                   100,000,000
                        ===========                   ===========
Sold                      3,453,972    $ 36,762,596     4,967,537     $ 50,355,762
Redeemed                (1,760,122)    (18,264,917)   (4,752,723)     (48,007,639)
                        -----------    ------------   -----------    -------------
                          1,693,850      18,497,679       214,814        2,348,123
                        -----------    ------------   -----------    -------------
CLASS II/SHARES
AUTHORIZED              150,000,000                   150,000,000
                        ===========                   ===========
Sold                     13,417,352     136,813,107    36,865,713      364,419,695
Redeemed                (1,869,887)    (19,409,822)   (5,023,636)     (48,172,288)
                        -----------    ------------   -----------    -------------
                         11,547,465     117,403,285    31,842,077      316,247,407
                        -----------    ------------   -----------    -------------
CLASS III/SHARES
AUTHORIZED               50,000,000                    50,000,000
                        ===========                   ===========
Sold                          9,287          95,252       208,622        2,117,662
Redeemed                   (83,590)    (864,811)(1)     (309,927)   (3,086,166)(2)
                        -----------    ------------   -----------    -------------
                           (74,303)       (769,559)     (101,305)        (968,504)
                        -----------    ------------   -----------    -------------
Net increase
(decrease)               13,167,012    $135,131,405    31,955,586    $ 317,627,026
                        ===========    ============   ===========    =============

(1) Net of redemption fees of $124.

(2) Net of redemption fees of $1,586.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

------
17

6. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $63,775,265 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $64,001,026. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
18

FINANCIAL HIGHLIGHTS
VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005     2004      2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $10.04     $10.38     $10.16    $9.18     $7.35      $9.53
                        ------     ------     ------   ------    ------     ------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              (0.01)     (0.01)     (0.01)    --(3)    (0.01)       0.02

 Net Realized
 and
 Unrealized
 Gain (Loss)              0.70     (0.33)       0.22     0.98      1.84     (2.18)
                        ------     ------     ------   ------    ------     ------

 Total From
 Investment
 Operations               0.69     (0.34)       0.21     0.98      1.83     (2.16)
                        ------     ------     ------   ------    ------     ------
Distributions

 From Net
 Investment
 Income                     --         --         --       --        --     (0.02)
                        ------     ------     ------   ------    ------     ------

Redemption
Fees(2)                  --(3)      --(3)       0.01    --(3)     --(3)      --(3)
                        ------     ------     ------   ------    ------     ------

Net Asset Value,
End of Period           $10.73     $10.04     $10.38   $10.16     $9.18      $7.35
                        ======     ======     ======   ======    ======     ======

TOTAL RETURN(4)          6.97%    (3.28)%      2.17%   10.68%    24.90%   (22.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.00%(5)      1.00%      1.01%    1.00%     1.01%      1.00%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.10)%(5)    (0.06)%    (0.08)%    0.05%   (0.15)%      0.19%

Portfolio
Turnover Rate              42%       118%        58%      45%      111%       168%

Net Assets, End
of Period (in
thousands)            $129,635   $104,270   $105,560  $79,489   $63,364    $31,621

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
19

VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                       2007(1)       2006       2005     2004      2003    2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $9.98     $10.33     $10.13    $9.16     $7.34      $9.16
                        ------     ------     ------   ------    ------     ------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)              (0.01)     (0.02)     (0.02)    --(4)    (0.03)      --(4)

 Net Realized
 and
 Unrealized
 Gain (Loss)              0.70     (0.33)       0.21     0.97      1.85     (1.81)
                        ------     ------     ------   ------    ------     ------

 Total From
 Investment
 Operations               0.69     (0.35)       0.19     0.97      1.82     (1.81)
                        ------     ------     ------   ------    ------     ------
Distributions

 From Net
 Investment
 Income                     --         --         --       --        --     (0.01)
                        ------     ------     ------   ------    ------     ------

Redemption
Fees(3)                  --(4)      --(4)       0.01    --(4)     --(4)      --(4)
                        ------     ------     ------   ------    ------     ------

Net Asset Value,
End of Period           $10.67      $9.98     $10.33   $10.13     $9.16      $7.34
                        ======     ======     ======   ======    ======     ======

TOTAL RETURN(5)          6.91%    (3.39)%      1.97%   10.59%    24.80%   (19.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                1.15%(6)      1.15%      1.16%    1.15%     1.16%   1.15%(6)

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              (0.25)%(6)    (0.21)%    (0.23)%  (0.10)%   (0.30)%   0.07%(6)

Portfolio
Turnover Rate              42%       118%        58%      45%      111%    168%(7)

Net Assets, End
of Period (in
thousands)            $683,739   $524,005   $213,594  $91,984   $26,831     $2,635

(1) Six months ended June 30, 2007 (unaudited).

(2) May 1, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
20

VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                          2007(1)      2006      2005    2004      2003    2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $10.03    $10.37    $10.15   $9.17     $7.34      $9.08
                           ------    ------    ------  ------    ------     ------

Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(3)                 (0.01)    (0.01)     --(4)    0.01    (0.02)       0.01

 Net Realized
 and Unrealized
 Gain (Loss)                 0.72    (0.33)      0.21    0.97      1.85     (1.74)
                           ------    ------    ------  ------    ------     ------

 Total From
 Investment
 Operations                  0.71    (0.34)      0.21    0.98      1.83     (1.73)
                           ------    ------    ------  ------    ------     ------
Distributions

 From Net
 Investment
 Income                        --        --        --      --        --     (0.01)
                           ------    ------    ------  ------    ------     ------

Redemption Fees(3)          --(4)     --(4)      0.01   --(4)     --(4)      --(4)
                           ------    ------    ------  ------    ------     ------

Net Asset Value,
End of Period              $10.74    $10.03    $10.37  $10.15     $9.17      $7.34
                           ======    ======    ======  ======    ======     ======

TOTAL RETURN(5)             6.98%   (3.28)%     2.17%  10.69%    24.93%   (19.02)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.00%(6)     1.00%     1.01%   1.00%     1.01%   1.00%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             (0.10)%(6)   (0.06)%   (0.08)%   0.05%   (0.15)%   0.14%(6)

Portfolio Turnover
Rate                          42%      118%       58%     45%      111%    168%(7)

Net Assets, End of
Period (in
thousands)                 $1,322    $1,980    $3,098    $966      $339       $257

(1) Six months ended June 30, 2007 (unaudited).

(2) May 13, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

APPROVAL OF MANAGEMENT AGREEMENT
VP Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Ultra (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
22

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

------
23

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the
15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one-
and three-year periods. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

------
24

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

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25

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective
August 1, 2007, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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26

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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29

NOTES

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30

NOTES

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31

NOTES

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32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55636

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report               June 30, 2007

[photo of summer]

VP Value Fund

[american century investments logo and text logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period -- ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002 -- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June -- when many of the major stock indexes hit seven-year highs -- as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007(1)

RUSSELL 1000 INDEX (LARGE-CAP)          7.18%
Russell 1000 Growth Index               8.13%
Russell 1000 Value Index                6.23%

RUSSELL MIDCAP INDEX                    9.90%
Russell Midcap Growth Index            10.97%
Russell Midcap Value Index              8.69%

RUSSELL 2000 INDEX (SMALL-CAP)          6.45%
Russell 2000 Growth Index               9.33%
Russell 2000 Value Index                3.80%

(1) Total returns for periods less than one year are not annualized.

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2

PERFORMANCE
VP Value

Total Returns as of June 30, 2007
                                             Average Annual Returns
                     6                             10         Since     Inception
                     months(1)   1 year   5 years   years   Inception      Date

CLASS I                6.42%     22.54%   12.19%   10.16%     11.43%      5/1/96

RUSSELL 3000 VALUE
INDEX(2)               6.01%     21.33%   13.41%    9.99%     11.82%        --

S&P 500 INDEX(2)       6.96%     20.59%   10.71%    7.13%     9.52%         --

LIPPER MULTI-CAP
VALUE INDEX(2)         7.03%     20.17%   12.81%    8.73%     10.32%        --

Class II               6.37%     22.35%   12.02%     --       10.02%     8/14/01

Class III              6.42%     22.54%   12.19%     --       11.21%      5/6/02

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Value

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1997

One-Year Returns Over 10 Years
Periods ended June 30
                  1998     1999     2000     2001     2002     2003    2004     2005     2006     2007

Class I          17.80%   11.98%   -15.88%  31.94%    1.12%   -0.49%  25.20%    8.08%    7.77%   22.54%

Russell 3000
Value Index      27.95%   14.39%   -8.38%   11.64%   -7.75%   -1.23%  22.14%   14.09%   12.32%   21.33%

S&P 500 Index    30.16%   22.76%    7.25%   -14.83%  -17.99%  0.25%   19.11%    6.32%    8.63%   20.59%

Lipper
Multi-Cap
Value Index      20.39%    9.61%   -6.66%   15.14%   -10.89%  2.13%   22.22%   10.95%    9.79%   20.17%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
VP Value

Portfolio Managers: Phil Davidson, Scott Moore, and Michael Liss

PERFORMANCE SUMMARY

VP Value gained 6.42%* for the six months ended June 30, 2007. By comparison, its benchmark, the Russell 3000 Value Index, advanced 6.01%. The Lipper
Multi-Cap Value Index advanced 7.03% while the broader market, as measured by the S&P 500 Index, returned 6.96%. (The portfolio's returns reflect fund operating expenses, while the indices' returns do not.) The median return for
Morningstar's Large Cap Value category (whose performance, like VP Value's, reflects fund operating expenses) was 7.15%.**

VP Value's results were achieved in a market environment (described in the
Market Perspective on page 2) more favorable to growth stocks than to value stocks across the capitalization spectrum. Value strategies that emphasized lower-quality names and stocks subject to higher levels of volatility also performed well. Nonetheless, our emphasis on higher-quality businesses with sound balance sheets resulted in solid performance. Investments in financials, consumer staples, and consumer discretionary stocks added most to results relative to the Russell 3000 Value Index, while our positions in the energy sector detracted. In addition, during the reporting period, the fund's small portion of international holdings also contributed to results.

Over time, VP Value's disciplined investment approach has rewarded longer-term investors. Since the portfolio's inception on May 1, 1996, it has produced an average annualized return of 11.43%, outperforming the Lipper Multi-Cap Value
Index, Morningstar's Large Cap Value category median,** and the S&P 500 Index for the same period (see the performance information on pages 3-4).

UNDERWEIGHT POSITION IN FINANCIALS BOOSTED RELATIVE PERFORMANCE

The portfolio's underweight position in the financials sector was one of the top contributors to performance. In particular, we held no real estate investment trusts (REITs), which came under pressure due to rising interest rates and the fallout from the subprime implosion. Our valuation work led us away from this group and we were rewarded when REITS, which comprise 4% of the benchmark, posted negative results over the six-month reporting period.

The financials sector also held one of the portfolio's top detracting stocks
-- Freddie Mac. Freddie Mac is a stockholder-owned corporation chartered by
Congress to keep money flowing to mortgage lenders in support of homeownership and rental housing.

Top Ten Holdings as of June 30, 2007
                                        % of net       % of net
                                      assets as of   assets as of
                                         6/30/07       12/31/06
Bank of America Corp.                     4.9%           3.8%
General Electric Co.                      4.0%           4.6%
Freddie Mac                               3.7%           1.8%
BP plc ADR                                3.1%           1.5%
Kraft Foods Inc. Cl A                     3.0%           1.9%
SunTrust Banks, Inc.                      3.0%           1.7%
United Parcel Service, Inc. Cl B          2.8%           1.2%
Berkshire Hathaway Inc. Cl A              2.8%           0.7%
MGIC Investment Corp.                     2.6%           1.8%
Johnson & Johnson                         2.2%           0.6%

* All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

** The median returns for Morningstar's Large Cap Value category were 20.91%,
11.45% and 8.07% for the one-, five-, and ten-year periods ended June 30,
2007, respectively, and 10.82% since the fund's inception. ©2007 Morningstar,
Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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5

VP Value

Its stock declined in sympathy with the dip in the housing market but was also affected by the problems of subprime lending stocks -- despite the fact that
Freddie Mac has only modest exposure to subprime loans.

CONSUMER STAPLES POSITION CONTRIBUTED

Another contributor to relative performance was our position in consumer staples companies. Especially beneficial was our overweight allocation to food and beverage retailers, which also provided two of the portfolio's strongest contributors -- Coca-Cola Enterprises and Kraft Foods.

Coca-Cola Enterprises manufactures and distributes Coca-Cola and other beverages in the United States, Great Britain, and parts of Europe. Its stock price benefited from the company's cost-cutting efforts, acquisition activities, and strong earnings. Kraft Foods, the largest branded food company in the U.S., added to results as its spinoff from Altria Group was completed and its stock began to trade on its own fundamentals.

CONSUMER DISCRETIONARY ADDED VALUE

The consumer discretionary sector provided one of our top contributors. Retail discounter Dollar General Corp. announced during the first quarter that it was being acquired by private-equity giant Kohlberg Kravis Roberts & Co. The stock performed well in response to the $22-per-share cash buyout offer.

ENERGY POSITION DETRACTED

Our underweight position in energy stocks hurt relative performance. Because of their valuations, we either did not own or had an underweight position in several major oil refiners, such as Valero and Conoco-Philips, which outperformed during the reporting period. Our underweight position in Exxon
Mobil, a top-performing stock for the benchmark, was also a drag on performance.

STARTING POINT FOR NEXT REPORTING PERIOD

The management team follows a disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of June 30, 2007, we continued
to see opportunities in consumer staples and industrials, reflected by our overweight positions in those sectors relative to the benchmark. Our fundamental and valuation work also led to our smaller relative weightings in telecommunications, consumer discretionary, and energy stocks.

Top Five Industries as of June 30, 2007
                                   % of net       % of net
                                 assets as of   assets as of
                                    6/30/07       12/31/06
Insurance                            10.2%          5.9%
Food Products                        7.9%           5.8%
Commercial Banks                     7.9%           6.6%
Thrifts & Mortgage Finance           6.3%           4.5%
Oil, Gas & Consumable Fuels          6.1%           7.3%

Types of Investments in Portfolio
                                   % of net       % of net
                                 assets as of   assets as of
                                    6/30/07       12/31/06
Domestic Common Stocks               93.7%          92.9%
Foreign Common Stocks(1)             5.8%           2.6%
TOTAL COMMON STOCKS                  99.5%          95.5%
Cash and Equivalents(2)              0.5%           4.5%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning     Ending
                  Account     Account      Expenses Paid
                   Value       Value      During Period*      Annualized
                   1/1/07     6/30/07    1/1/07 - 6/30/07   Expense Ratio*
ACTUAL
Class I            $1,000    $1,064.20         $4.76             0.93%
Class II           $1,000    $1,063.70         $5.53             1.08%
Class III          $1,000    $1,064.20         $4.76             0.93%

HYPOTHETICAL
Class I            $1,000    $1,020.18         $4.66             0.93%
Class II           $1,000    $1,019.44         $5.41             1.08%
Class III          $1,000    $1,020.18         $4.66             0.93%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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7

SCHEDULE OF INVESTMENTS
VP Value

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 99.5%

AEROSPACE & DEFENSE -- 0.4%
           138,200  Northrop Grumman Corp.                            $ 10,761,634
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 2.8%
         1,071,412  United Parcel Service, Inc. Cl B                    78,213,076
                                                                    --------------
AIRLINES -- 2.2%
         4,224,200  Southwest Airlines Co.(1)                           62,982,822
                                                                    --------------
AUTO COMPONENTS -- 0.8%
           391,600  Autoliv, Inc.                                       22,270,292
                                                                    --------------
AUTOMOBILES -- 0.8%
           381,800  Toyota Motor Corp. ORD                              24,181,235
                                                                    --------------
BEVERAGES -- 4.2%
           677,297  Anheuser-Busch Companies, Inc.                      35,327,812
         1,511,721  Coca-Cola Enterprises Inc.                          36,281,304
           753,200  Pepsi Bottling Group Inc.                           25,367,776
           340,600  PepsiCo, Inc.                                       22,087,910
                                                                    --------------
                                                                       119,064,802
                                                                    --------------
BIOTECHNOLOGY -- 0.5%
           253,900  Amgen Inc.(2)                                       14,038,131
                                                                    --------------
BUILDING PRODUCTS -- 0.6%
           590,815  Masco Corp.                                         16,820,503
                                                                    --------------
CAPITAL MARKETS -- 1.2%
            38,800  Bear Stearns Companies Inc. (The)                    5,432,000
           165,126  Blackstone Group L.P. (The)(2)                       4,833,238
           164,200  Merrill Lynch & Co., Inc.                           13,723,836
           171,900  Nuveen Investments Inc. Cl A(1)                     10,683,585
                                                                    --------------
                                                                        34,672,659
                                                                    --------------
CHEMICALS -- 1.1%
           155,000  du Pont (E.I.) de Nemours & Co.                      7,880,200
           369,850  Minerals Technologies Inc.(1)                       24,761,458
                                                                    --------------
                                                                        32,641,658
                                                                    --------------
COMMERCIAL BANKS -- 7.9%
           963,000  BB&T Corporation                                    39,174,840
           412,378  Fifth Third Bancorp(1)                              16,400,273
           652,666  Marshall & Ilsley Corp.                             31,086,482

Shares                                                                       Value

         1,178,450  South Financial Group Inc. (The)(1)               $ 26,680,108
           987,484  SunTrust Banks, Inc.                                84,666,878
           739,091  U.S. Bancorp                                        24,353,048
                                                                    --------------
                                                                       222,361,629
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.4%
           667,800  Pitney Bowes, Inc.                                  31,266,396
           818,936  Republic Services, Inc.                             25,092,199
           287,800  Waste Management, Inc.                              11,238,590
                                                                    --------------
                                                                        67,597,185
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 0.6%
           930,000  Motorola, Inc.                                      16,461,000
                                                                    --------------
CONTAINERS & PACKAGING -- 1.2%
         1,048,983  Bemis Co., Inc.                                     34,805,256
                                                                    --------------
DISTRIBUTORS -- 0.2%
           104,385  Genuine Parts Company                                5,177,496
                                                                    --------------
DIVERSIFIED -- 1.8%
           337,734  Standard and Poor's 500 Depositary Receipt(1)       50,761,420
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 5.9%
         2,851,921  Bank of America Corp.                              139,430,418
           546,345  Citigroup Inc.                                      28,022,035
                                                                    --------------
                                                                       167,452,453
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
         1,230,034  AT&T Inc.                                           51,046,411
           136,000  BCE Inc. ORD(1)                                      5,149,948
           815,621  Verizon Communications Inc.                         33,579,117
                                                                    --------------
                                                                        89,775,476
                                                                    --------------
ELECTRIC UTILITIES -- 1.4%
         1,064,800  Duke Energy Corp.                                   19,485,840
           616,668  IDACORP, Inc.                                       19,758,043
                                                                    --------------
                                                                        39,243,883
                                                                    --------------
ELECTRICAL EQUIPMENT -- 0.7%
           383,651  Hubbell Inc. Cl B(1)                                20,801,557
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
           742,700  Molex Inc.                                          22,288,427
           140,675  Tyco Electronics Ltd.(2)(3)                          5,494,766
                                                                    --------------
                                                                        27,783,193
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.7%
           230,800  Costco Wholesale Corp.                              13,506,416
           703,836  Wal-Mart Stores, Inc.                               33,861,550
                                                                    --------------
                                                                        47,367,966
                                                                    --------------

------
8

VP Value

Shares                                                                       Value

FOOD PRODUCTS -- 7.9%
         1,447,200  ConAgra Foods, Inc.                               $ 38,871,792
           235,178  General Mills, Inc.                                 13,739,099
         1,001,393  H.J. Heinz Co.                                      47,536,125
           266,500  Kellogg Co.                                         13,802,035
         2,403,182  Kraft Foods Inc. Cl A                               84,712,165
           800,268  Unilever N.V. New York Shares                       24,824,313
                                                                    --------------
                                                                       223,485,529
                                                                    --------------
GAS UTILITIES -- 0.5%
           423,224  WGL Holdings Inc.(1)                                13,814,031
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
           271,754  Beckman Coulter, Inc.                               17,577,049
           184,700  Covidien Ltd.(2)(3)                                  7,960,570
         1,108,723  Symmetry Medical Inc.(1)(2)                         17,750,655
                                                                    --------------
                                                                        43,288,274
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
           135,900  Universal Health Services, Inc. Cl B                 8,357,850
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
           372,851  International Speedway Corp.                        19,652,976
           840,031  Speedway Motorsports Inc.(1)                        33,584,440
                                                                    --------------
                                                                        53,237,416
                                                                    --------------
HOUSEHOLD PRODUCTS -- 2.5%
           265,400  Clorox Company                                      16,481,340
           801,144  Kimberly-Clark Corp.                                53,588,522
                                                                    --------------
                                                                        70,069,862
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 4.0%
         2,922,929  General Electric Co.                               111,889,722
                                                                    --------------
INSURANCE -- 10.2%
           133,100  Allstate Corp.                                       8,186,981
           534,700  Ambac Financial Group, Inc.                         46,620,493
           845,106  American International Group, Inc.                  59,182,773
               714  Berkshire Hathaway Inc. Cl A(1)(2)                  78,165,149
           577,600  Chubb Corp.                                         31,271,264
           893,700  Genworth Financial Inc. Cl A                        30,743,280
         1,097,831  Marsh & McLennan Companies, Inc.                    33,901,021
                                                                    --------------
                                                                       288,070,961
                                                                    --------------
IT SERVICES -- 0.9%
           236,498  International Business Machines Corp.               24,891,415
                                                                    --------------

Shares                                                                       Value

METALS & MINING -- 1.1%
           797,700  Newmont Mining Corporation                        $ 31,158,162
                                                                    --------------
MULTI-UTILITIES -- 5.1%
           816,090  Ameren Corp.(1)                                     39,996,571
           237,900  Consolidated Edison, Inc.                           10,734,048
            91,300  Dominion Resources Inc.                              7,880,103
         1,673,860  Puget Energy, Inc.(1)                               40,473,935
           502,805  Wisconsin Energy Corp.                              22,239,065
         1,088,300  XCEL Energy Inc.                                    22,277,501
                                                                    --------------
                                                                       143,601,223
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 6.1%
         1,211,699  BP plc ADR                                          87,411,966
            63,812  Chevron Corp.                                        5,375,523
           687,119  Exxon Mobil Corp.                                   57,635,542
           221,321  Murphy Oil Corp.                                    13,155,320
           109,500  Royal Dutch Shell plc ADR                            8,891,400
                                                                    --------------
                                                                       172,469,751
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.6%
           211,601  Weyerhaeuser Co.                                    16,701,667
                                                                    --------------
PHARMACEUTICALS -- 5.3%
           255,771  Bristol-Myers Squibb Co.                             8,072,133
           141,960  Eli Lilly and Company                                7,932,725
         1,023,600  Johnson & Johnson                                   63,074,231
         2,456,391  Pfizer Inc.                                         62,809,918
           243,100  Watson Pharmaceuticals, Inc.(1)(2)                   7,908,043
                                                                    --------------
                                                                       149,797,050
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
         1,971,921  Intel Corp.                                         46,852,843
                                                                    --------------
SPECIALTY RETAIL -- 1.1%
           425,176  Home Depot, Inc. (The)                              16,730,676
           533,300  Lowe's Companies, Inc.                              16,366,977
                                                                    --------------
                                                                        33,097,653
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 6.3%
         1,730,315  Freddie Mac                                        105,030,121
         1,294,013  MGIC Investment Corp.(1)                            73,577,579
                                                                    --------------
                                                                       178,607,700
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $2,558,482,255)                                                2,814,626,435
                                                                    --------------

------
9

VP Value

Shares                                                                       Value

Temporary Cash Investments -- 1.1%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $31,235,053), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $30,611,093)(4)
(Cost $30,600,000)                                                    $ 30,600,000
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(5) -- 4.0%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 6/29/07,
due 7/2/07 (Delivery value $114,649,908) (Cost $114,598,530)           114,598,530
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 104.6%
(Cost $2,703,680,785)                                                2,959,824,965
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (4.6)%                               (130,092,685)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,829,732,280
                                                                    ==============

Forward Foreign Currency Exchange Contracts
                                                                          Unrealized
         Contracts to Sell            Settlement Date       Value        Gain (Loss)

        4,296,512  CAD for USD            7/31/07           $4,035,932      $ (24,848)
       18,353,297  Euro for USD           7/31/07           24,866,481       (165,431)
       32,001,654  GBP for USD            7/31/07           64,224,884       (335,822)
    2,345,779,200  JPY for USD            7/31/07           19,119,096         118,852
                                                          ------------    ------------
                                                          $112,246,393      $(407,249)
                                                          ============    ============

(Value on Settlement Date $111,839,144)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of June 30, 2007.

(2) Non-income producing.

(3) When-issued security.

(4) Security, or a portion thereof, has been segregated for when-issued securities.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $2,589,082,255) --
including $112,860,271 of securities on loan                        $2,845,226,435

Investments made with cash collateral received for securities on
loan, at value (cost of $114,598,530)                                  114,598,530
                                                                    --------------
Total investment securities, at value (cost of $2,703,680,785)       2,959,824,965

Cash                                                                     6,688,037

Receivable for investments sold                                         57,746,903

Receivable for forward foreign currency exchange contracts                 118,852

Dividends and interest receivable                                        4,607,291
                                                                    --------------
                                                                     3,028,986,048
                                                                    --------------

LIABILITIES

Payable for collateral received on securities on loan                  114,598,530

Payable for investments purchased                                       81,829,030

Payable for forward foreign currency exchange contracts                    526,101

Accrued management fees                                                  2,110,221

Distribution fees payable                                                  189,886
                                                                    --------------
                                                                       199,253,768
                                                                    --------------

NET ASSETS                                                          $2,829,732,280
                                                                    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $2,361,378,573

Undistributed net investment income                                     21,658,783

Undistributed net realized gain on investment and foreign
currency transactions                                                  190,957,993

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                           255,736,931
                                                                    --------------
                                                                    $2,829,732,280
                                                                    ==============

CLASS I, $0.01 PAR VALUE

Net assets                                                          $1,896,224,181

Shares outstanding                                                     226,234,619

Net asset value per share                                                    $8.38

CLASS II, $0.01 PAR VALUE

Net assets                                                            $916,009,884

Shares outstanding                                                     109,260,271

Net asset value per share                                                    $8.38

CLASS III, $0.01 PAR VALUE

Net assets                                                             $17,498,215

Shares outstanding                                                       2,087,580

Net asset value per share                                                    $8.38

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $104,610)                 $ 33,125,652

Interest                                                                 2,155,350

Securities lending                                                         161,511
                                                                      ------------
                                                                        35,442,513
                                                                      ------------

EXPENSES:

Management fees                                                         12,609,047

Distribution fees -- Class II                                            1,094,134

Directors' fees and expenses                                                31,111

Other expenses                                                               5,848
                                                                      ------------
                                                                        13,740,140
                                                                      ------------

NET INVESTMENT INCOME (LOSS)                                            21,702,373
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                           238,676,467

Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in foreign
currencies                                                            (82,675,528)
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                156,000,939
                                                                      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $177,703,312
                                                                      ============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED
DECEMBER 31, 2006

Increase (Decrease) in Net Assets                            2007             2006

OPERATIONS

Net investment income (loss)                         $ 21,702,373     $ 42,815,173

Net realized gain (loss)                              238,676,467      251,697,806

Change in net unrealized appreciation
(depreciation)                                       (82,675,528)      175,939,272
                                                   --------------   --------------
Net increase (decrease) in net assets
resulting from operations                             177,703,312      470,452,251
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Class I                                             (30,308,484)     (31,704,046)

 Class II                                            (12,268,816)      (8,355,314)

 Class III                                              (257,105)        (123,198)

From net realized gains:

 Class I                                            (157,170,511)    (199,994,017)

 Class II                                            (70,106,125)     (59,269,500)

 Class III                                            (1,333,266)        (777,151)
                                                   --------------   --------------
Decrease in net assets from distributions           (271,444,307)    (300,223,226)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                             94,410,670    (295,405,664)
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS                     669,675    (125,176,639)

NET ASSETS

Beginning of period                                 2,829,062,605    2,954,239,244
                                                   --------------   --------------
End of period                                      $2,829,732,280   $2,829,062,605
                                                   ==============   ==============

Undistributed net investment income                   $21,658,783      $42,790,815
                                                   ==============   ==============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth.
Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

------
15

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00%
for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the six months ended June
30, 2007 was 0.93%, 0.83% and 0.93% for Class I, Class II and Class III,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $2,040,997,697 and
$2,088,363,556, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                            $2,735,084,547
                                                          ===============
Gross tax appreciation of investments                        $243,286,509

Gross tax depreciation of investments                        (18,546,091)
                                                          ---------------
Net tax appreciation (depreciation) of investments           $224,740,418
                                                          ===============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                           Six months ended                   Year ended
                            June 30, 2007                 December 31, 2006
                       Shares          Amount          Shares          Amount
CLASS I/SHARES
AUTHORIZED            650,000,000                     650,000,000
                     ============                    ============

Sold                    5,735,562     $ 48,577,478     14,502,289    $ 116,938,401

Issued in
reinvestment of
distributions          24,066,623      187,478,995     30,810,913      231,698,063

Redeemed             (29,245,105)    (245,685,790)   (99,790,936)    (785,968,015)
                     ------------   --------------   ------------   --------------
                          557,080      (9,629,317)   (54,477,734)    (437,331,551)
                     ------------   --------------   ------------   --------------
CLASS II/SHARES
AUTHORIZED            200,000,000                     200,000,000
                     ============                    ============

Sold                    7,579,267       63,763,323     16,280,437      131,247,567

Issued in
reinvestment of
distributions          10,560,890       82,374,941      8,980,719       67,624,814

Redeemed              (5,147,336)     (43,247,250)    (8,086,522)     (63,937,952)
                     ------------   --------------   ------------   --------------
                       12,992,821      102,891,014     17,174,634      134,934,429
                     ------------   --------------   ------------   --------------
CLASS III/SHARES
AUTHORIZED             50,000,000                      50,000,000
                     ============                    ============

Sold                      356,147        3,017,737      1,249,491       10,154,656

Issued in
reinvestment of
distributions             204,155        1,590,371        119,727          900,349

Redeemed                (410,644)   (3,459,135)(1)      (498,259)   (4,063,547)(2)
                     ------------   --------------   ------------   --------------
                          149,658        1,148,973        870,959        6,991,458
                     ------------   --------------   ------------   --------------
Net increase
(decrease)             13,699,559     $ 94,410,670   (36,432,141)   $(295,405,664)
                     ============   ==============   ============   ==============

(1) Net of redemption fees of $2,063.

(2) Net of redemption fees of $2,946.

5. SECURITIES LENDING

As of June 30, 2007, securities in the fund valued at $112,860,271 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $114,598,530. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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17

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

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18

FINANCIAL HIGHLIGHTS
VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                        2007(1)         2006         2005        2004         2003         2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                    $8.74        $8.20        $8.75       $7.79        $6.12        $7.44
                       --------     --------     --------    --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)                 0.07         0.13         0.13        0.09         0.09         0.08

 Net
 Realized
 and
 Unrealized
 Gain (Loss)               0.43         1.26         0.28        1.01         1.65       (0.95)
                       --------     --------     --------    --------     --------     --------
 Total From
 Investment
 Operations                0.50         1.39         0.41        1.10         1.74       (0.87)
                       --------     --------     --------    --------     --------     --------
Distributions

 From Net
 Investment
 Income                  (0.14)       (0.12)       (0.08)      (0.08)       (0.07)       (0.06)

 From Net
 Realized
 Gains                   (0.72)       (0.73)       (0.88)      (0.06)           --       (0.39)
                       --------     --------     --------    --------     --------     --------
 Total
 Distributions           (0.86)       (0.85)       (0.96)      (0.14)       (0.07)       (0.45)
                       --------     --------     --------    --------     --------     --------
Net Asset
Value, End of
Period                    $8.38        $8.74        $8.20       $8.75        $7.79        $6.12
                       ========     ========     ========    ========     ========     ========

TOTAL
RETURN(3)                 6.42%       18.65%        5.03%      14.33%       28.96%     (12.62)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 0.93%(4)        0.93%        0.93%       0.93%        0.95%        0.95%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                 1.59%(4)        1.58%        1.66%       1.16%        1.37%        1.17%

Portfolio
Turnover Rate               74%         132%         133%        139%         109%         106%

Net Assets,
End of Period
(in thousands)       $1,896,224   $1,971,620   $2,297,418  $2,248,902   $1,919,580   $1,465,287

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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19

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                      2007(1)       2006      2005       2004       2003       2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                  $8.73      $8.19     $8.74      $7.78      $6.11      $7.44
                     --------   --------  --------   --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.06       0.12      0.12       0.08       0.08       0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.44       1.25      0.27       1.01       1.65     (0.95)
                     --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations              0.50       1.37      0.39       1.09       1.73     (0.88)
                     --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                (0.13)     (0.10)    (0.06)     (0.07)     (0.06)     (0.06)

 From Net
 Realized
 Gains                 (0.72)     (0.73)    (0.88)     (0.06)         --     (0.39)
                     --------   --------  --------   --------   --------   --------
 Total
 Distributions         (0.85)     (0.83)    (0.94)     (0.13)     (0.06)     (0.45)
                     --------   --------  --------   --------   --------   --------
Net Asset
Value, End of
Period                  $8.38      $8.73     $8.19      $8.74      $7.78      $6.11
                     ========   ========  ========   ========   ========   ========

TOTAL
RETURN(3)               6.37%     18.46%     4.85%     14.17%     28.81%   (12.81)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.08%(4)      1.08%     1.08%      1.08%      1.10%      1.10%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               1.44%(4)      1.43%     1.51%      1.01%      1.22%      1.02%

Portfolio
Turnover Rate             74%       132%      133%       139%       109%       106%

Net Assets,
End of Period
(in thousands)       $916,010   $840,512  $648,071   $433,465   $218,141    $82,976

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

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20

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31
(except as noted)
                        2007(1)       2006      2005     2004      2003    2002(2)
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $8.74      $8.20     $8.75    $7.79     $6.12      $6.92
                        -------    -------   -------  -------   -------    -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(3)          0.07       0.13      0.13     0.09      0.09       0.06

 Net Realized and
 Unrealized Gain
 (Loss)                    0.43       1.26      0.28     1.01      1.65     (0.86)
                        -------    -------   -------  -------   -------    -------
 Total From
 Investment
 Operations                0.50       1.39      0.41     1.10      1.74     (0.80)
                        -------    -------   -------  -------   -------    -------
Distributions

 From Net
 Investment
 Income                  (0.14)     (0.12)    (0.08)   (0.08)    (0.07)         --

 From Net
 Realized Gains          (0.72)     (0.73)    (0.88)   (0.06)        --         --
                        -------    -------   -------  -------   -------    -------
 Total
 Distributions           (0.86)     (0.85)    (0.96)   (0.14)    (0.07)         --
                        -------    -------   -------  -------   -------    -------
Net Asset Value,
End of Period             $8.38      $8.74     $8.20    $8.75     $7.79      $6.12
                        =======    =======   =======  =======   =======    =======

TOTAL RETURN(4)           6.42%     18.65%     5.03%   14.33%    28.96%   (11.56)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 0.93%(5)      0.93%     0.93%    0.93%     0.95%   0.95%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             1.59%(5)      1.58%     1.66%    1.16%     1.37%   1.50%(5)

Portfolio
Turnover Rate               74%       132%      133%     139%      109%    106%(6)

Net Assets, End
of Period (in
thousands)              $17,498    $16,931    $8,750   $6,387    $1,819       $356

(1) Six months ended June 30, 2007 (unaudited).

(2) May 6, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

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21

APPROVAL OF MANAGEMENT AGREEMENT
VP Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
22

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
23

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one period and fell below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

------
24

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
25

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

ADDITIONAL INFORMATION

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® VALUE INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

------
27

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55633

[front cover]

AMERICAN CENTURY VARIABLE PORTFOLIOS
Semiannual Report         June 30, 2007

[photo of summer]

VP Vista(SM) Fund

[american century investments logo and text logo]

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .     2

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS ENJOYED A SOLID RALLY

The U.S. equity market advanced in the first half of 2007, benefiting from a generally favorable environment for stocks. Although the U.S. economy slowed markedly in the first quarter of the year, growing at an annual rate of just
0.6% (the lowest growth rate since the fourth quarter of 2002), it showed signs of improvement in the second quarter. In addition, the Federal Reserve held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.

Corporate earnings growth decelerated during the period--ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002-- but continued to outshine expectations. Robust merger activity also provided support for stocks as a deluge of leveraged buy-outs from private equity firms put the volume of deal-making ahead of last year's record pace.

Despite the generally positive backdrop, the stock market hit a couple of speed bumps along the way. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. The subsequent rally peaked in early June--when many of the major stock indexes hit seven-year highs--as rising interest rates, higher energy prices, and deteriorating subprime lending conditions led to a pullback in stock prices later that month.

MID-CAP AND GROWTH OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance in the first six months of 2007, followed by large-cap issues, while small-cap shares lagged after outperforming in 2006. Growth stocks, which have trailed value issues for much of the decade, enjoyed a resurgence, outpacing value shares across all market capitalizations.

The best-performing sectors in the stock market were energy and materials, driven largely by escalating energy and commodity prices. Telecommunication services and industrials stocks also generated double-digit returns for the reporting period. The only sector to decline was financials, which were hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the six months ended June 30, 2007(1)

RUSSELL 1000 INDEX (LARGE-CAP)          7.18%
Russell 1000 Growth Index               8.13%
Russell 1000 Value Index                6.23%

RUSSELL MIDCAP INDEX                    9.90%
Russell Midcap Growth Index            10.97%
Russell Midcap Value Index              8.69%

RUSSELL 2000 INDEX (SMALL-CAP)          6.45%
Russell 2000 Growth Index               9.33%
Russell 2000 Value Index                3.80%

(1) Total returns less than one year are not annualized.

------
2

PERFORMANCE
VP Vista

Total Returns as of June 30, 2007
                                                    Average Annual
                                                        Returns
                                                              Since     Inception
                           6 months(1)  1 year   5 years    Inception      Date

CLASS I                      22.11%     24.81%    14.78%     12.13%     10/5/2001

RUSSELL MIDCAP GROWTH
INDEX(2)                     10.97%     19.73%    15.45%     12.69%         --

Class II                     22.02%     24.64%      --       21.71%     4/29/2005

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Vista

Growth of $10,000 Over Life of Class

$10,000 investment made October 5, 2001

One-Year Returns Over Life of Class
Periods ended June 30
                                 2002*     2003     2004    2005     2006      2007
Class I                         -3.20%    -0.52%   31.98%   4.17%   16.72%    24.81%

Russell Midcap Growth Index     -3.25%    7.35%    27.33%  10.86%   13.04%    19.73%

*From 10/5/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
VP Vista

Portfolio Managers: Glenn Fogle, David Hollond, and Brad Eixmann

In February 2007, senior investment analyst Brad Eixmann was promoted to co-portfolio manager for VP Vista. He joined American Century in 2002 and has served exclusively on the VP Vista team since that time.

PERFORMANCE SUMMARY

VP Vista gained 22.11%* for the six months ended June 30, 2007, surpassing the
10.97% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the housing market and growing problems among subprime lenders. In this environment, mid-cap stocks outpaced their small-and large-cap counterparts, and growth stocks outpaced value shares. During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

Overweight positions in the industrials and telecommunications services
(telecom) sectors, and an underweight in the financials and consumer discretionary sectors contributed to VP Vista's strong performance relative to the Russell Midcap Growth Index. Effective stock selection within those sectors accounted for the majority of VP Vista's strong relative performance, along with effective stock selection in the information technology sector. An underweight and stock selection within the energy sector -- plus an underweight in that sector -- trimmed gains modestly.

INDUSTRIALS LED TOP PERFORMERS

Industrials made the largest sector contribution to VP Vista's performance relative to its benchmark. Within the sector, the portfolio benefited from an overweight position in the aerospace and defense industry. The investment team's focus in the industry is on companies benefiting from a replacement cycle and expanding orders in global commercial aviation. Precision Castparts, a manufacturer of components for aerospace applications, was a strong contributor to VP Vista's gains as its share price soared 55% for the six-month period. BE Aerospace, another fund overweight, also benefited from the trend, with its share price climbing 61%.

Top Ten Holdings as of June 30, 2007
                                         % of net       % of net
                                       assets as of   assets as of
                                          6/30/07       12/31/06

NII Holdings, Inc. Cl B                    5.6%           4.8%
Precision Castparts Corp.                  5.5%           3.4%
BE Aerospace, Inc.                         4.2%           2.5%
Thermo Fisher Scientific Inc.              3.6%           3.2%
Leap Wireless International, Inc.          3.1%           2.7%
SBA Communications Corp. Cl A              3.0%           2.5%
Foster Wheeler Ltd.                        3.0%           2.0%
Nintendo Co., Ltd. ORD                     2.9%           2.1%
Express Scripts, Inc.                      2.4%            --
GameStop Corp. Cl A                        2.4%           2.2%

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

------
5

VP Vista

The portfolio held an overweight stake in industrial conglomerates Foster
Wheeler and McDermott International. Both companies, which are involved in a variety of heavy construction areas -- including the construction of power plants -- benefited from growing global demand for energy infrastructure, a cycle the investment team believes is still in its early stages. Foster
Wheeler was the largest contributor to portfolio performance for the period.

TELECOM AND TECHNOLOGY CONTRIBUTED TO GAINS

The portfolio reaped rewards from its largest sector overweight, telecom.
Within telecom, VP Vista focused on the wireless telecommunications industry with overweights in NII Holdings, Inc., (NII) the fund's biggest holding, and
Leap Wireless International, (Leap). Combined, the two companies accounted for
9% of the portfolio's average weight for the six-month period.

NII provides cellular service in burgeoning Latin American markets, and Leap provides service in the U.S., focusing on a younger market that tends to use wireless as their primary telephone service. Both companies, which contributed significantly to absolute and relative fund performance, have continued to experience strong demand and reflect VP Vista's focus on companies with accelerating financial growth and share price momentum.

Within the technology sector, a stake in video-game maker Nintendo boosted portfolio returns. Consumer demand for the innovative Wii interactive game system helped to drive up the company's share price 43% during the six-month period.

STARTING POINT FOR NEXT REPORTING PERIOD

VP Vista's investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

We are encouraged by the current market environment and the market's behavior since the Fed stopped raising interest rates. An environment of steady rates and strong corporate earnings growth complements our process of identifying companies with accelerating growth and price momentum. Our process has successfully guided us to companies in the aerospace and wireless telecommunications areas in particular, which benefit from what we believe to be long-term trends.

Top Five Industries as of June 30, 2007
                                           % of net       % of net
                                         assets as of   assets as of
                                            6/30/07       12/31/06

Wireless Telecommunication Services          14.1%          14.5%
Aerospace & Defense                          9.7%           6.6%
Construction & Engineering                   5.2%           2.9%
Specialty Retail                             4.9%           3.2%
Energy Equipment & Services                  4.5%           5.3%

Types of Investments in Portfolio
                                           % of net        % of net
                                         assets as of    assets as of
                                           6/30/07         12/31/06

Domestic Common Stocks                      88.5%            65.8%
Foreign Common Stocks(1)                     9.6%            12.9%
TOTAL COMMON STOCKS                         98.1%            78.7%
Cash and Equivalents(2)                      1.9%            21.3%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning         Ending       Expenses Paid
                 Account Value   Account Value    During Period*     Annualized
                     1/1/07         6/30/07      1/1/07 - 6/30/07  Expense Ratio*
ACTUAL
Class I              $1,000        $1,221.10          $5.51             1.00%
Class II             $1,000        $1,220.20          $6.33             1.15%
HYPOTHETICAL
Class I              $1,000        $1,019.84          $5.01             1.00%
Class II             $1,000        $1,019.09          $5.76             1.15%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
VP Vista

JUNE 30, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.1%

AEROSPACE & DEFENSE -- 9.7%

         84,601  BE Aerospace, Inc.(1)                                 $ 3,494,022
         37,617  Precision Castparts Corp.                               4,565,200
                                                                       -----------
                                                                         8,059,222
                                                                       -----------
AUTO COMPONENTS -- 1.0%
         24,248  Goodyear Tire & Rubber Co. (The)(1)                       842,860
                                                                       -----------
BEVERAGES -- 0.5%
          4,477  Molson Coors Brewing Co.                                  413,943
                                                                       -----------
BIOTECHNOLOGY -- 0.9%
          6,887  Celgene Corp.(1)                                          394,832
         12,136  Onyx Pharmaceuticals, Inc.(1)                             326,458
                                                                       -----------
                                                                           721,290
                                                                       -----------
CAPITAL MARKETS -- 1.5%
         19,059  Ameriprise Financial Inc.                               1,211,581
                                                                       -----------
CHEMICALS -- 3.3%
         26,070  Monsanto Co.                                            1,760,767
         12,578  Mosaic Co. (The)(1)                                       490,794
         20,649  Terra Industries Inc.(1)                                  524,898
                                                                       -----------
                                                                         2,776,459
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.6%
         10,192  Corrections Corp. of America(1)                           643,217
         20,178  TeleTech Holdings, Inc.(1)                                655,382
                                                                       -----------
                                                                         1,298,599
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
          5,787  Blue Coat Systems, Inc.(1)                                286,572
          7,688  CommScope, Inc.(1)                                        448,595
         23,698  Juniper Networks, Inc.(1)                                 596,478
         10,546  Riverbed Technology, Inc.(1)                              462,126
                                                                       -----------
                                                                         1,793,771
                                                                       -----------
COMPUTERS & PERIPHERALS -- 1.8%
         11,989  Apple Inc.(1)                                           1,463,138
                                                                       -----------
CONSTRUCTION & ENGINEERING -- 5.2%
         23,183  Foster Wheeler Ltd.(1)                                  2,480,350
         60,564  Quanta Services, Inc.(1)                                1,857,498
                                                                       -----------
                                                                         4,337,848
                                                                       -----------
CONTAINERS & PACKAGING -- 1.2%
          6,779  Greif, Inc. Cl A                                          404,096
         17,795  Owens-Illinois Inc.(1)                                    622,825
                                                                       -----------
                                                                         1,026,921
                                                                       -----------

Shares                                                                       Value

DIVERSIFIED CONSUMER SERVICES -- 0.5%
          7,252  Apollo Group Inc. Cl A(1)                               $ 423,734
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
         18,113  Cogent Communications Group, Inc.(1)                      541,035
                                                                       -----------
ELECTRIC UTILITIES -- 1.5%
          7,687  Allegheny Energy, Inc.(1)                                 397,725
         31,018  Reliant Energy, Inc.(1)                                   835,935
                                                                       -----------
                                                                         1,233,660
                                                                       -----------
ELECTRICAL EQUIPMENT -- 2.0%
          6,392  First Solar Inc.(1)                                       570,742
          8,867  General Cable Corp.(1)                                    671,675
          5,815  Vestas Wind Systems AS ORD(1)                             384,973
                                                                       -----------
                                                                         1,627,390
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
          5,626  Itron Inc.(1)                                             438,490
          7,364  Sunpower Corp. Cl A(1)                                    464,301
                                                                       -----------
                                                                           902,791
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 4.5%
         17,671  Acergy SA                                                 401,430
         15,758  Aker Kvaerner ASA ORD                                     400,715
          6,333  Cameron International Corp.(1)                            452,620
          6,657  Core Laboratories N.V.(1)                                 676,950
         36,792  Dresser-Rand Group Inc.(1)                              1,453,284
         11,261  Helmerich & Payne, Inc.                                   398,865
                                                                       -----------
                                                                         3,783,864
                                                                       -----------
FOOD & STAPLES RETAILING -- 0.5%
          8,935  SUPERVALU INC.                                            413,869
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
          7,688  Hologic, Inc.(1)                                          425,223
         14,236  Zimmer Holdings Inc.(1)                                 1,208,494
                                                                       -----------
                                                                         1,633,717
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.4%
         40,710  Express Scripts, Inc.(1)                                2,035,907
         21,180  Medco Health Solutions Inc.(1)                          1,651,828
                                                                       -----------
                                                                         3,687,735
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
          5,556  Las Vegas Sands Corp.(1)                                  424,423
         28,411  WMS Industries Inc.(1)                                    819,941
                                                                       -----------
                                                                         1,244,364
                                                                       -----------

------
8

VP Vista

Shares                                                                       Value

HOUSEHOLD DURABLES -- 0.3%

         10,297  Tempur-Pedic International Inc.                         $ 266,692
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 1.6%
         15,612  McDermott International, Inc.(1)                        1,297,669
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 1.5%
          9,426  Equinix Inc.(1)                                           862,197
          7,630  SAVVIS Inc.(1)                                            377,761
                                                                       -----------
                                                                         1,239,958
                                                                       -----------
IT SERVICES -- 2.0%
          5,324  Cognizant Technology Solutions Corporation Cl A(1)        399,779
         15,969  Gartner, Inc.(1)                                          392,678
          5,361  MasterCard Inc. Cl A                                      889,229
                                                                       -----------
                                                                         1,681,686
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 3.6%
         58,178  Thermo Fisher Scientific Inc.(1)                        3,008,966
                                                                       -----------
MACHINERY -- 4.5%
         38,235  AGCO Corp.(1)                                           1,659,781
          6,713  Alfa Laval AB ORD                                         407,253
         22,270  Force Protection, Inc.(1)                                 459,653
          7,570  Manitowoc Co., Inc. (The)                                 608,477
          7,070  Terex Corp.(1)                                            574,791
                                                                       -----------
                                                                         3,709,955
                                                                       -----------
MEDIA -- 2.2%
         45,334  Liberty Global, Inc. Series A(1)                        1,860,507
                                                                       -----------
METALS & MINING -- 0.7%
          5,903  Allegheny Technologies Inc.                               619,107
                                                                       -----------
MULTILINE RETAIL -- 0.6%
         17,556  Big Lots, Inc.(1)                                         516,498
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 1.3%
          9,729  Cabot Oil & Gas Corp.                                     358,806
          8,101  Peabody Energy Corp.                                      391,925
          8,169  Southwestern Energy Company(1)                            363,521
                                                                       -----------
                                                                         1,114,252
                                                                       -----------
PHARMACEUTICALS -- 2.1%
         68,547  Shire plc ORD                                           1,707,844
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
         14,051  Digital Realty Trust Inc.                                 529,442
                                                                       -----------

Shares                                                                       Value

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
          5,155  Jones Lang LaSalle Inc.                                 $ 585,093
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%
         19,412  Intersil Corp. Cl A                                       610,702
         18,381  MEMC Electronic Materials Inc.(1)                       1,123,447
         21,007  National Semiconductor Corp.                              593,868
         35,113  NVIDIA Corp.(1)                                         1,450,517
                                                                       -----------
                                                                         3,778,534
                                                                       -----------
SOFTWARE -- 3.0%
          6,700  Nintendo Co., Ltd. ORD                                  2,453,575
          2,570  THQ Inc.(1)                                                78,436
                                                                       -----------
                                                                         2,532,011
                                                                       -----------
SPECIALTY RETAIL -- 4.9%
         50,990  GameStop Corp. Cl A(1)                                  1,993,708
         30,341  Guess?, Inc.                                            1,457,582
         12,343  Tiffany & Co.                                             654,920
                                                                       -----------
                                                                         4,106,210
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.3%
         12,932  Coach Inc.(1)                                             612,847
         11,135  Crocs, Inc.(1)                                            479,139
         13,963  Phillips-Van Heusen Corp.                                 845,739
                                                                       -----------
                                                                         1,937,725
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 14.1%
          6,655  America Movil, SAB de CV ADR                              412,144
          5,796  Clearwire Corp. Cl A(1)                                   141,596
         30,101  Leap Wireless International, Inc.(1)                    2,543,535
         11,006  MetroPCS Communications, Inc.(1)                          363,638
         12,814  Millicom International Cellular SA(1)                   1,174,275
         57,353  NII Holdings, Inc. Cl B(1)                              4,630,682
         74,644  SBA Communications Corp. Cl A(1)                        2,507,292
                                                                       -----------
                                                                        11,773,162
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $61,932,759)                                                      81,703,102
                                                                       -----------

------
9

VP Vista

Shares                                                                       Value

Temporary Cash Investments -- 5.9%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.50%,
8/15/28, valued at $4,185,089), in a joint trading account at
4.35%, dated 6/29/07, due 7/2/07 (Delivery value $4,101,486)           $ 4,100,000

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.25%,
1/15/14, valued at $816,944), in a joint trading account at 4.25%,
dated 6/29/07, due 7/2/07 (Delivery value $800,283)                        800,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $4,900,000)                                                        4,900,000
                                                                       -----------

Shares                                                                       Value

TOTAL INVESTMENT SECURITIES -- 104.0%
(Cost $66,832,759)                                                     $86,603,102
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (4.0)%                                 (3,335,809)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $83,267,293
                                                                       ===========

Forward Foreign Currency Exchange Contracts
     Contracts to Sell        Settlement Date     Value     Unrealized Gain (Loss)

     1,656,112  DKK for USD       7/31/07       $ 301,466          $(2,096)
       632,591  GBP for USD       7/31/07       1,269,562          (6,638)
   151,252,500  JPY for USD       7/31/07       1,232,772           7,663
     3,715,281  NOK for USD       7/31/07        630,193           (2,754)
     3,364,492  SEK for USD       7/31/07        427,988           (2,831)
                                               ----------          --------
                                               $3,861,981          $(6,656)
                                               ==========          ========
(Value on Settlement Date $3,855,325)

Notes to Schedule of Investments

ADR = American Depositary Receipt

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

SEK = Swedish Krona

USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $66,832,759)                  $86,603,102

Cash                                                                       165,293

Receivable for investments sold                                          1,820,728

Receivable for forward foreign currency exchange contracts                   7,663

Dividends and interest receivable                                           15,345
                                                                       -----------
                                                                        88,612,131
                                                                       -----------

LIABILITIES

Payable for investments purchased                                        5,247,819

Payable for forward foreign currency exchange contracts                     14,319

Accrued management fees                                                     80,922

Distribution fees payable                                                    1,778
                                                                       -----------
                                                                         5,344,838
                                                                       -----------

NET ASSETS                                                             $83,267,293
                                                                       ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                $60,961,651

Accumulated net investment loss                                          (149,360)

Undistributed net realized gain on investment and foreign currency
transactions                                                             2,691,008

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            19,763,994
                                                                       -----------
                                                                       $83,267,293
                                                                       ===========

CLASS I, $0.01 PAR VALUE
Net assets                                                             $71,882,943
Shares outstanding                                                       3,738,936
Net asset value per share                                                   $19.23

CLASS II, $0.01 PAR VALUE
Net assets                                                             $11,384,350
Shares outstanding                                                         593,903
Net asset value per share                                                   $19.17

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $15,728)                     $ 185,750

Interest                                                                    85,868
                                                                       -----------
                                                                           271,618
                                                                       -----------

EXPENSES:

Management fees                                                            393,594

Distribution fees -- Class II                                                6,093

Directors' fees and expenses                                                   664

Other expenses                                                                  98
                                                                       -----------
                                                                           400,449
                                                                       -----------

NET INVESTMENT INCOME (LOSS)                                             (128,831)
                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                  4,226,326

Foreign currency transactions                                               23,137
                                                                       -----------
                                                                         4,249,463
                                                                       -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                             12,117,595

Translation of assets and liabilities in foreign currencies                    870
                                                                       -----------
                                                                        12,118,465
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 16,367,928
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $16,239,097
                                                                       ===========

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease) in Net Assets                               2007          2006

OPERATIONS

Net investment income (loss)                             $ (128,831)   $ (110,423)

Net realized gain (loss)                                   4,249,463   (1,561,772)

Change in net unrealized appreciation (depreciation)      12,118,465     5,040,812
                                                         -----------   -----------

Net increase (decrease) in net assets resulting from
operations                                                16,239,097     3,368,617
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:
 Class I                                                          --      (66,565)
 Class II                                                         --       (6,417)
                                                         -----------   -----------

Decrease in net assets from distributions                         --      (72,982)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                         3,742,621    41,876,969
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                     19,981,718    45,172,604

NET ASSETS

Beginning of period                                       63,285,575    18,112,971
                                                         -----------   -----------

End of period                                            $83,267,293   $63,285,575
                                                         ===========   ===========

Accumulated net investment loss                           $(149,360)     $(20,529)
                                                        ===========   ===========

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2006, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(1,341,473) expiring in 2014, which may be used to offset future taxable gains.

The fund has elected to treat $(27,747) of net foreign currency losses incurred in the two-month period ended December 31, 2006, as having been incurred in the following fiscal year for federal income tax purposes.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
15

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the six months ended June 30, 2007 was 1.00% and 0.90% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund may invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2007, were $90,649,124 and
$75,101,025, respectively.

As of June 30, 2007, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                          $67,228,641
                                                         ===========

Gross tax appreciation of investments                    $19,884,962

Gross tax depreciation of investments                      (510,501)
                                                         -----------

Net tax appreciation (depreciation) of investments       $19,374,461
                                                         ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

------
16

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                             Six months ended June 30,     Year ended December 31,
                                                  2007                        2006
                                Shares          Amount        Shares        Amount
CLASS I/SHARES
AUTHORIZED                  50,000,000                    50,000,000
                           ===========                    ==========
Sold                         2,236,624    $ 39,881,559     2,954,535   $44,536,757
Issued in reinvestment
of distributions                    --              --         4,471        66,565
Redeemed                   (2,328,070)    (43,556,703)     (292,171)   (4,402,623)
                           -----------    ------------    ----------   -----------
                              (91,446)     (3,675,144)     2,666,835    40,200,699
                           -----------    ------------    ----------   -----------
CLASS II/SHARES
AUTHORIZED                  50,000,000                    50,000,000
                           ===========                    ==========
Sold                           468,301       8,553,798       188,266     2,911,385
Issued in reinvestment
of distributions                    --              --           431         6,417
Redeemed                      (64,667)     (1,136,033)      (84,714)   (1,241,532)
                           -----------    ------------    ----------   -----------
                               403,634       7,417,765       103,983     1,676,270
                           -----------    ------------    ----------   -----------
Net increase (decrease)        312,188     $ 3,742,621     2,770,818   $41,876,969
                           ===========    ============    ==========   ===========

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended June 30, 2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
17

FINANCIAL HIGHLIGHTS
VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                      2007(1)        2006        2005        2004      2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $15.74      $14.49      $13.40      $11.59     $8.15     $10.15
                       ------      ------      ------      ------    ------     ------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)             (0.03)(2)   (0.05)(2)   (0.05)(2)   (0.01)(2)    (0.05)     (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)             3.52        1.35        1.14        1.82      3.49     (1.98)
                       ------      ------      ------      ------    ------     ------

 Total From
 Investment
 Operations              3.49        1.30        1.09        1.81      3.44     (2.00)
                       ------      ------      ------      ------    ------     ------
Distributions

 From Net
 Realized
 Gains                     --      (0.05)          --          --        --         --
                       ------      ------      ------      ------    ------     ------

Net Asset
Value, End of
Period                 $19.23      $15.74      $14.49      $13.40    $11.59      $8.15
                       ======      ======      ======      ======    ======     ======

TOTAL RETURN(3)        22.11%       9.01%       8.13%      15.62%    42.21%   (19.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.00%(4)       1.00%       1.01%       1.00%     1.00%      1.00%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets             (0.31)%(4)     (0.31)%     (0.40)%     (0.05)%   (0.58)%    (0.29)%

Portfolio
Turnover Rate             97%        215%        276%        252%      262%       294%

Net Assets, End
of Period (in
thousands)            $71,883     $60,297     $16,863      $9,612    $2,206     $1,164

(1) Six months ended June 30, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
18

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
                                                    2007(1)      2006      2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $15.71    $14.48       $12.56
                                                     ------    ------       ------

Income From Investment Operations

 Net Investment Income (Loss)(3)                     (0.04)    (0.07)       (0.05)

 Net Realized and Unrealized Gain (Loss)               3.50      1.35         1.97
                                                     ------    ------       ------

 Total From Investment Operations                      3.46      1.28         1.92
                                                     ------    ------       ------
Distributions

 From Net Realized Gains                                 --    (0.05)           --
                                                     ------    ------       ------

Net Asset Value, End of Period                       $19.17    $15.71       $14.48
                                                     ======    ======       ======

TOTAL RETURN(4)                                      22.02%     8.88%       15.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                             1.15%(5)     1.15%     1.16%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                               (0.46)%(5)   (0.46)%   (0.55)%(5)

Portfolio Turnover Rate                                 97%      215%      276%(6)

Net Assets, End of Period (in thousands)            $11,384    $2,988       $1,250

(1) Six months ended June 30, 2007 (unaudited).

(2) April 29, 2005 (commencement of sale) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
19

APPROVAL OF MANAGEMENT AGREEMENT
VP Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning VP Vista (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

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20

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

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21

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one-year period and fell slightly below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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22

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was equal to the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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23

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund: Class I and Class
II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of
Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

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24

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment
Professionals) and, upon request, by calling 1-800-378-9878.

------
25

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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26

NOTES

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27

NOTES

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28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0708
SH-SAN-55637

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    August 15, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    August 15, 2007

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    August 15, 2007